EXHIBIT 4.1


                          IMPAC CMB TRUST SERIES 2004-8

                                     Issuer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                Indenture Trustee

                      ___________________________________


                                    INDENTURE

                         Dated as of September 29, 2004

                      ___________________________________


                        COLLATERALIZED ASSET-BACKED BONDS

                                    _________


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
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                                      TABLE OF CONTENTS
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Section                                                                                 Page
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ARTICLE I

Definitions
     Section 1.01   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
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     Section 1.02   Incorporation by Reference of Trust Indenture Act. . . . . . . . .     2
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     Section 1.03   Rules of Construction. . . . . . . . . . . . . . . . . . . . . . .     2
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Bonds
     Section 2.01   Form . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
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     Section 2.02   Execution, Authentication and Delivery . . . . . . . . . . . . . .     4
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     Section 2.03   Acceptance of Mortgage Loans by Indenture Trustee. . . . . . . . .     5
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     Section 2.04   Acceptance of Derivative Contracts and Special Certificate
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     Cap Contract by Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . .     6
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     Section 2.05   Demand Note; Acceptance of Demand Note by Indenture Trustee. . . .     6
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Covenants
     Section 3.01   Collection of Payments with respect to the Mortgage Loans
                    ------------------------------------------------------------------
     and the Demand Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
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     Section 3.02   Maintenance of Office or Agency. . . . . . . . . . . . . . . . . .     8
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     Section 3.03   Money for Payments To Be Held in Trust; Paying Agent . . . . . . .     8
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     Section 3.04   Existence. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
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     Section 3.05   Payment of Principal and Interest. . . . . . . . . . . . . . . . .    10
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     Section 3.06   Protection of Trust Estate . . . . . . . . . . . . . . . . . . . .    16
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     Section 3.07   Opinions as to Trust Estate. . . . . . . . . . . . . . . . . . . .    17
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     Section 3.08   Performance of Obligations . . . . . . . . . . . . . . . . . . . .    17
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     Section 3.09   Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . .    18
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     Section 3.10   Annual Statement as to Compliance. . . . . . . . . . . . . . . . .    19
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     Section 3.11   [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
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     Section 3.12   Representations and Warranties Concerning the Mortgage Loans . . .    19
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     Section 3.13   Amendments to Servicing Agreement. . . . . . . . . . . . . . . . .    19
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     Section 3.14   Master Servicer as Agent and Bailee of the Indenture Trustee . . .    19
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     Section 3.15   Investment Company Act . . . . . . . . . . . . . . . . . . . . . .    20
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     Section 3.16   Issuer May Consolidate, etc. . . . . . . . . . . . . . . . . . . .    20
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     Section 3.17   Successor or Transferee. . . . . . . . . . . . . . . . . . . . . .    22
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     Section 3.18   No Other Business. . . . . . . . . . . . . . . . . . . . . . . . .    22
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     Section 3.19   No Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
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     Section 3.20   Guarantees, Loans, Advances and Other Liabilities. . . . . . . . .    22
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     Section 3.21   Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . .    23
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     Section 3.22   Determination of Bond Interest Rate. . . . . . . . . . . . . . . .    23
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     Section 3.23   Restricted Payments. . . . . . . . . . . . . . . . . . . . . . . .    23
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     Section 3.24   Notice of Events of Default. . . . . . . . . . . . . . . . . . . .    23
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                                        i

     Section 3.25   Further Instruments and Acts . . . . . . . . . . . . . . . . . . .    23
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     Section 3.26   Statements to Bondholders. . . . . . . . . . . . . . . . . . . . .    23
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     Section 3.27   [Reserved].. . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
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     Section 3.28   Certain Representations Regarding the Trust Estate . . . . . . . .    23
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     Section 3.29   Payments Under the Bond Insurance Policy . . . . . . . . . . . . .    25
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     Section 3.30   Replacement Bond Insurance Policy. . . . . . . . . . . . . . . . .    25
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     Section 3.31   Replacement Derivative Contracts . . . . . . . . . . . . . . . . .    26
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     Section 3.32   [Reserved].. . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
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     Section 3.33   Allocation of Realized Losses. . . . . . . . . . . . . . . . . . .    26
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The Bonds; Satisfaction and Discharge of Indenture
     Section 4.01   The Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
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     Section 4.02   Registration of and Limitations on Transfer and Exchange of Bonds;
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     Appointment of Bond Registrar and Certificate Registrar . . . . . . . . . . . . .    28
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     Section 4.03   Mutilated, Destroyed, Lost or Stolen Bonds . . . . . . . . . . . .    29
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     Section 4.04   Persons Deemed Owners. . . . . . . . . . . . . . . . . . . . . . .    30
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     Section 4.05   Cancellation . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
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     Section 4.06   Book-Entry Bonds . . . . . . . . . . . . . . . . . . . . . . . . .    30
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     Section 4.07   Notices to Depository. . . . . . . . . . . . . . . . . . . . . . .    31
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     Section 4.08   Definitive Bonds . . . . . . . . . . . . . . . . . . . . . . . . .    31
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     Section 4.09   Tax Treatment. . . . . . . . . . . . . . . . . . . . . . . . . . .    32
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     Section 4.10   Satisfaction and Discharge of Indenture. . . . . . . . . . . . . .    32
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     Section 4.11   Application of Trust Money . . . . . . . . . . . . . . . . . . . .    33
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     Section 4.12   Subrogation and Cooperation. . . . . . . . . . . . . . . . . . . .    33
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     Section 4.13   Repayment of Monies Held by Paying Agent . . . . . . . . . . . . .    34
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     Section 4.14   Temporary Bonds. . . . . . . . . . . . . . . . . . . . . . . . . .    34
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     Section 4.15   Representation Regarding ERISA . . . . . . . . . . . . . . . . . .    35
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ARTICLE V

Default and Remedies
     Section 5.01   Events of Default. . . . . . . . . . . . . . . . . . . . . . . . .    36
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     Section 5.02   Acceleration of Maturity; Rescission and Annulment . . . . . . . .    36
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     Section 5.03   Collection of Indebtedness and Suits for Enforcement by
                    ------------------------------------------------------------------
     Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
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     Section 5.04   Remedies; Priorities . . . . . . . . . . . . . . . . . . . . . . .    39
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     Section 5.05   Optional Preservation of the Trust Estate. . . . . . . . . . . . .    42
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     Section 5.06   Limitation of Suits. . . . . . . . . . . . . . . . . . . . . . . .    42
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     Section 5.07   Unconditional Rights of Bondholders To Receive Principal
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     and Interest                                                                         43
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     Section 5.08   Restoration of Rights and Remedies . . . . . . . . . . . . . . . .    43
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     Section 5.09   Rights and Remedies Cumulative . . . . . . . . . . . . . . . . . .    43
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     Section 5.10   Delay or Omission Not a Waiver . . . . . . . . . . . . . . . . . .    43
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     Section 5.11   Control By Bond Insurer. . . . . . . . . . . . . . . . . . . . . .    43
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     Section 5.12   Waiver of Past Defaults. . . . . . . . . . . . . . . . . . . . . .    44
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     Section 5.13   Undertaking for Costs. . . . . . . . . . . . . . . . . . . . . . .    44
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                                        ii

     Section 5.14   Waiver of Stay or Extension Laws . . . . . . . . . . . . . . . . .    45
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     Section 5.15   Sale of Trust Estate . . . . . . . . . . . . . . . . . . . . . . .    45
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     Section 5.16   Action on Bonds. . . . . . . . . . . . . . . . . . . . . . . . . .    47
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     Section 5.17   Performance and Enforcement of Certain Obligations . . . . . . . .    47
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ARTICLE VI

The Indenture Trustee
     Section 6.01   Duties of Indenture Trustee. . . . . . . . . . . . . . . . . . . .    49
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     Section 6.02   Rights of Indenture Trustee. . . . . . . . . . . . . . . . . . . .    50
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     Section 6.03   Individual Rights of Indenture Trustee . . . . . . . . . . . . . .    51
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     Section 6.04   Indenture Trustee's Disclaimer . . . . . . . . . . . . . . . . . .    51
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     Section 6.05   Notice of Event of Default . . . . . . . . . . . . . . . . . . . .    51
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     Section 6.06   Reports by Indenture Trustee to Holders and Tax Administration . .    51
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     Section 6.07   Compensation and Indemnity . . . . . . . . . . . . . . . . . . . .    51
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     Section 6.08   Replacement of Indenture Trustee . . . . . . . . . . . . . . . . .    52
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     Section 6.09   Successor Indenture Trustee by Merger. . . . . . . . . . . . . . .    53
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     Section 6.10   Appointment of Co-Indenture Trustee or Separate Indenture Trustee.    53
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     Section 6.11   Eligibility; Disqualification. . . . . . . . . . . . . . . . . . .    54
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     Section 6.12   Preferential Collection of Claims Against Issuer . . . . . . . . .    55
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     Section 6.13   Representations and Warranties . . . . . . . . . . . . . . . . . .    55
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     Section 6.14   Directions to Indenture Trustee. . . . . . . . . . . . . . . . . .    55
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     Section 6.15   The Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
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ARTICLE VII

Bondholders' Lists and Reports
     Section 7.01   Issuer To Furnish Indenture Trustee Names and Addresses
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     of Bondholders                                                                       56
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     Section 7.02   Preservation of Information; Communications to Bondholders . . . .    56
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     Section 7.03   Reports of Issuer. . . . . . . . . . . . . . . . . . . . . . . . .    56
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     Section 7.04   Reports by Indenture Trustee . . . . . . . . . . . . . . . . . . .    57
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     Section 7.05   Statements to Bondholders. . . . . . . . . . . . . . . . . . . . .    57
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ARTICLE VIII

Accounts, Disbursements and Releases
     Section 8.01   Collection of Money. . . . . . . . . . . . . . . . . . . . . . . .    60
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     Section 8.02   Trust Accounts . . . . . . . . . . . . . . . . . . . . . . . . . .    60
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     Section 8.03   Officer's Certificate. . . . . . . . . . . . . . . . . . . . . . .    60
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     Section 8.04   Termination Upon Distribution to Bondholders . . . . . . . . . . .    61
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     Section 8.05   Release of Trust Estate. . . . . . . . . . . . . . . . . . . . . .    61
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     Section 8.06   Surrender of Bonds Upon Final Payment. . . . . . . . . . . . . . .    61
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     Section 8.07   Optional Redemption of the Bonds . . . . . . . . . . . . . . . . .    61
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                                       iii

ARTICLE IX

Supplemental Indentures
     Section 9.01   Supplemental Indentures Without Consent of Bondholders . . . . . .    63
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     Section 9.02   Supplemental Indentures With Consent of Bondholders. . . . . . . .    64
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     Section 9.03   Execution of Supplemental Indentures . . . . . . . . . . . . . . .    66
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     Section 9.04   Effect of Supplemental Indenture . . . . . . . . . . . . . . . . .    66
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     Section 9.05   Conformity with Trust Indenture Act. . . . . . . . . . . . . . . .    66
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     Section 9.06   Reference in Bonds to Supplemental Indentures. . . . . . . . . . .    66
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ARTICLE X

Miscellaneous
Compliance Certificates and Opinions, etc. . . . . . . . . . . . . . . . . . . . . . .    67
     Section 10.02   Form of Documents Delivered to Indenture Trustee. . . . . . . . .    68
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     Section 10.03   Acts of Bondholders . . . . . . . . . . . . . . . . . . . . . . .    69
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     Section 10.04   Notices etc., to Indenture Trustee, Issuer, Bond Insurer, Seller
                    ------------------------------------------------------------------
     and Rating Agencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    69
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     Section 10.05   Notices to Bondholders; Waiver. . . . . . . . . . . . . . . . . .    70
                    ------------------------------------------------------------------
     Section 10.06   Conflict with Trust Indenture Act . . . . . . . . . . . . . . . .    71
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     Section 10.07   Effect of Headings. . . . . . . . . . . . . . . . . . . . . . . .    71
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     Section 10.09   Separability. . . . . . . . . . . . . . . . . . . . . . . . . . .    71
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     Section 10.10   Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . .    71
                    ------------------------------------------------------------------
     Section 10.11   Legal Holidays. . . . . . . . . . . . . . . . . . . . . . . . . .    71
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     Section 10.12   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . .    72
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     Section 10.13   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . .    72
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     Section 10.14   Recording of Indenture. . . . . . . . . . . . . . . . . . . . . .    72
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     Section 10.15   Issuer Obligation . . . . . . . . . . . . . . . . . . . . . . . .    72
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     Section 10.16   No Petition . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
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     Section 10.17   Inspection. . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
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

               EXHIBITS

     Exhibit A-1  -    Form of Class [_-A-[_] Bonds
     Exhibit A-2  -    Form of Class [_]-M-[_] Bonds
     Exhibit A-3  -    Form of Class 3-B Bonds
     Exhibit B    -    Mortgage Loan Schedule
     Exhibit C    -    Form of Initial Certification
     Exhibit D    -    Form of Final Certification
     Exhibit E    -    Derivative Contracts
     Exhibit F    -    Special Certificate Cap Contract
     Exhibit G    -    Form of Bond Insurance Policy
     Exhibit H- 1 -    Form of Demand Note
     Exhibit H-2  -    Form of Demand Request
     Appendix A   -    Definitions

          This Indenture, dated as of September 29, 2004, is entered into between Impac CMB Trust Series 2004-8, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

          Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Collateralized Asset-Backed Bonds, Series 2004-8 (the "Bonds") .

                                 GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Bonds and the Bond Insurer, all of the Issuer's right, title and interest in and to whether now existing or hereafter created by (a) the Mortgage Loans, Eligible Substitute Mortgage Loans and the proceeds thereof and all rights under the Related Documents; (b) all funds on deposit from time to time in the Collection Account allocable to the Mortgage Loans excluding any investment income from such funds; (c) all funds on deposit from time to time in the Payment Account and in all proceeds thereof;
(d) all rights under (i) the Mortgage Loan Purchase Agreement as assigned to the Issuer, (ii) the Servicing Agreement and any Subservicing Agreements, (iii) any title, hazard and primary insurance policies with respect to the Mortgaged Properties and (iv) the rights with respect to the Derivative Contracts and the Special Certificate Cap Contract as assigned to the Issuer; (e) with respect to the Holders of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds, the Bond Insurance Policy; and (f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

          The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Bonds, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

          The Indenture Trustee, as trustee on behalf of the Holders of the Bonds, and the Bond Insurer acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein. The Indenture Trustee agrees that it will hold the Bond Insurance Policy in trust and that it will hold any proceeds of any claim made upon the Bond Insurance Policy solely for the use and benefit of the Holders of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds in accordance with the terms hereof and the terms of the Bond Insurance Policy.

                                    ARTICLE I

                                   Definitions

     Section 1.01     Definitions. For all purposes of this Indenture, except as
                      -----------
otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section  1.02     Incorporation  by  Reference  of  Trust  Indenture  Act.
                       -------------------------------------------------------
Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission"  means  the  Securities  and  Exchange  Commission.

          "indenture  securities"  means  the  Bonds.

          "indenture  security  holder"  means  a  Bondholder.

          "indenture  to  be  qualified"  means  this  Indenture.

          "indenture trustee" or "institutional trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules and have the meanings assigned to them by such definitions.

     Section  1.03     Rules  of  Construction.  Unless  the  context  otherwise
                       -----------------------
requires:

               (i)     a  term  has  the  meaning  assigned  to  it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii)   "or"  is  not  exclusive;

               (iv)    "including"  means  including  without  limitation;

               (v) words in the singular include the plural and words in the plural include the singular; and

               (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Bonds

     Section  2.01     Form.  The Class A, Class M and Class 3-B Bonds, together
                       ----
with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1, A-2 and A-3 to this Indenture, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

     The Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

     The terms of the Bonds set forth in Exhibits A-1, A-2 and A-3 to this Indenture are part of the terms of this Indenture.

     Section 2.02     Execution, Authentication and Delivery. The Bonds shall be
                      --------------------------------------
executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Bonds may be manual or facsimile.

     Bonds bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

     The Indenture Trustee shall upon Issuer Request authenticate and deliver the Class 1-A, Class 2-A-1, Class 2-A-2, Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds for original issue in an aggregate initial principal amount of $1,600,270,000. The Class 1-A Bonds shall be issued in an aggregate initial principal amount of $635,985,000, the Class 2-A-1 Bonds shall be issued in an aggregate initial principal amount of $745,195,000, the Class 2-A-2 Bonds shall be issued in an aggregate initial principal amount of $121,312,000, the Class 3-A Bonds shall be issued in an aggregate initial principal amount of $62,659,000, Class 3-M-1 Bonds shall be issued in an aggregate initial principal amount of $6,316,000, the Class 3-M-2 Bonds shall be issued in an aggregate initial principal amount of $9,601,000 and the Class 3-B Bonds shall be issued in an aggregate initial principal amount of $19,202,000.

     Each of the Bonds shall be dated the date of its authentication. The Bonds shall be issuable as registered Bonds and the Bonds shall be issuable in the minimum initial Bond Principal Balances of $25,000 and in integral multiples of $1 in excess thereof.

     No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

     Section  2.03     Acceptance  of  Mortgage  Loans by Indenture Trustee. The
                       ----------------------------------------------------
Indenture Trustee acknowledges receipt of, subject to the exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.1(b) of the Mortgage Loan Purchase Agreement, and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Bonds and the Bond Insurer. No later than 45 days after the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, within 5 days after the receipt by the Indenture Trustee thereof and, with respect to any documents received beyond 45 days after the Closing Date, promptly thereafter), the Indenture Trustee agrees, for the benefit of the Bondholders and the Bond Insurer, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller, the Bond Insurer and the Master Servicer an Initial Certification in the form annexed hereto as Exhibit C. In conducting such review, the Indenture
Trustee will ascertain whether all required documents described in Section 2.1(b) of (i) the Mortgage Loan Purchase Agreement have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit B to this Indenture, as supplemented (provided, however, that with respect to those documents described in subclause (b)(vii) of such section, the Indenture Trustee's obligations shall extend only to documents actually delivered pursuant to such subclause). In performing any such review, the Indenture Trustee may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Indenture Trustee finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B to this Indenture or to appear to be defective on its face, the Indenture Trustee shall promptly notify the Seller and the Bond Insurer of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan. To the extent the Indenture Trustee has not received a Mortgage File with respect to any of the Mortgage Loans by the Closing Date, the Indenture Trustee shall not require the deposit of cash into the Payment Account or any other account to cover the amount of that Mortgage Loan and shall solely treat such Mortgage Loan as if it were in breach of a representation or warranty; provided that the aggregate Stated Principal Balance of such Mortgage Loans does not exceed 1% of the Cut-off Date Balance.

     (b) No later than 180 days after the Closing Date, the Indenture Trustee will review, for the benefit of the Bondholders and the Bond Insurer, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller and the Bond Insurer, a Final Certification in the form annexed hereto as Exhibit D. In conducting such review, the Indenture Trustee will ascertain whether an original of each document described in subclauses
(b)(ii)-(iv) of Section 2.1 of (i) the Mortgage Loan Purchase Agreement required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Indenture Trustee finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B to this Indenture or to appear defective on its face, the Indenture Trustee shall promptly notify the Seller and the Bond Insurer.

     (c) Upon deposit of the Repurchase Price in the Payment Account, the Indenture Trustee shall release to the Seller the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Seller as are necessary to vest in the Seller title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Payment Account was received by the Indenture Trustee. The Indenture Trustee shall amend the applicable Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer, the Bond Insurer and the Rating Agencies of such amendment.

     Section 2.04     Acceptance of Derivative Contracts and Special Certificate
                      ----------------------------------------------------------
Cap  Contract  by Indenture Trustee.  The Indenture Trustee acknowledges receipt
-----------------------------------
of the Derivative Contracts and the Special Certificate Cap Contract and declares that it holds and will continue to hold these documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Bonds and the Bond Insurer. The Indenture Trustee shall enforce the Derivative Contracts and the Special Certificate Cap Contract in accordance with their terms.

     Section  2.05     Demand  Note;  Acceptance  of  Demand  Note  by Indenture
                       ---------------------------------------------------------
Trustee.  (a)  On  the Closing Date, the Seller shall issue a Demand Note to the
-------
Indenture Trustee in the form attached hereto as Exhibit H-1. On the Payment Date in October 2005, a demand for payment in an amount equal to the Demand Note Amount shall be made by the Indenture Trustee or its assignee pursuant to a Demand Request substantially in the form of attached hereto as Exhibit H-2. The Demand Note will terminate and cease to be of further force or effect on the first Payment Date upon which the Overcollateralization Deficit is reduced to zero. Interest shall accrue on the Demand Note Amount due under the Demand Note from the date of demand until the date payment is made (payable on demand and computed on the basis of a 360-day year for the actual number of days elapsed) at the rate for overnight funds as published in N.Y. Federal Reserve Statistical Release H.15 (519).

     (b) If the indebtedness represented by the Demand Note, or any part thereof, is collected at law or in equity or in bankruptcy, receivership or other court proceedings, or the Demand Note is placed in the hands of attorneys for collection, the Seller agrees to pay, in addition to the principal and interest (if any) due under the Demand Note, reasonable attorneys' and collection fees.

     (c) The Seller and all sureties, endorsers and guarantors of the Demand Note waive demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and protest, notice of intention to accelerate, notice of acceleration and all other notices, filing of suit and such security or release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder of the Demand Note, in order to enforce payment of the Demand Note by it, to first institute suit or exhaust its remedies against the Seller or others liable hereunder, and consent to any extension or postponement of time of payment of the Demand Note or any other indulgence with respect hereto, without notice thereof to any of them.

     (d) The Seller hereby irrevocably submits to the jurisdiction of the United States District Court for the District of New York and any court in the State of New York located in the City of New York and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it in connection with the Demand Note or for the recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The Seller agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the undersigned hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Demand Note may not be litigated in or by such courts.

     To the extent permitted by applicable law, the Seller agrees that it shall not seek and hereby waives the right to seek any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

     The Seller hereby irrevocably agrees that the summons and complaint or any other process in connection with the Demand Note may be served by mailing to the address set forth in Section 10.04 or by hand delivery to a person of suitable age and discretion at the address set forth in Section 10.04. Such service will be complete on the date such process is so mailed or delivered, and the Seller will have thirty days from such completion of service in which to respond in the manner provided by law. The Seller may also be served in any other manner permitted by law, in which event the Seller's time to respond shall be the time provided by law.

     The Seller hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or out of, under or in connection with the Demand Note. The Seller hereto (a) certifies that no representative agent or attorney or any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been advised by the Purchaser or its assignee that the Purchaser or its assignee has been induced to accept this demand note by, among other things, this waiver.

     (e) The Indenture Trustee acknowledges receipt of the Demand Note and declares that it holds and will continue to hold the Demand Note and any amendments, replacements or supplements thereto as Indenture Trustee in trust for the use and benefit of all present and future Holders of the Bonds and the Bond Insurer.

                                    ARTICLE 3

                                    Covenants

     Section  3.01     Collection of Payments with respect to the Mortgage Loans
                       ---------------------------------------------------------
and  the  Demand  Note.  The  Indenture  Trustee shall establish and maintain an
----------------------
Eligible Account (the "Payment Account") in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received (i) from the Master Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans and (ii) from the Seller, any payments made under the Demand Note. The Indenture Trustee shall make all payments of principal of and interest on the Bonds, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Payment Account.

     Section  3.02     Maintenance of Office or Agency. The Issuer will maintain
                       -------------------------------
an office or agency where, subject to satisfaction of conditions set forth herein, Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made at the office of the Indenture Trustee located at c/o DTC Transfer Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041, and notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section  3.03     Money for Payments To Be Held in Trust; Paying Agent. (a)
                       ----------------------------------------------------
As provided in Section 3.01, all payments of amounts due and payable with respect to any Bonds that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Bonds shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee as its Paying Agent.

     The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee and the Bond Insurer notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Bonds;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

               (vi) not commence a bankruptcy proceeding against the Issuer in connection with this Indenture.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond (other than amounts paid under the Bond Insurance Policy) and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee, with the written consent of the Bond Insurer, so long as no Bond Insurer Default exists, may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     Section  3.04     Existence.  The  Issuer  will  keep  in  full  effect its
                       ---------
existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the

United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

     Section  3.05     Payment of Principal and Interest.   On each Payment Date
                       ---------------------------------
from amounts on deposit in the Payment Account in accordance with Section 8.02 hereof, the Indenture Trustee shall pay to the Persons specified below, to the extent provided therein, the Available Funds and any Insured Amount for such Payment Date; provided, however, that any amounts representing payments from the Bond Insurer shall only be used to pay interest and principal to the Class 1-A Bondholders pursuant to clauses (b), (c) and (s) below, to the Class 2-A-1
Bondholders  pursuant  to  clauses (f), (g) and (s) below and to the Class 2-A-2
Bondholders  pursuant  to  clauses  (j),  (k)  and  (s)  below.

     (b) On each Payment Date, the Group 1 Available Funds and the related Insured Amount, if any, for such Payment Date shall be distributed in the following order of priority, in each case to the extent of the Group 1 Available Funds and the related Insured Amount remaining for such Payment Date:

          first, to the Holders of the Class 1-A Bonds, the related Accrued Bond Interest for such Class for such Payment Date; and

          second, concurrently, to the Holders of the Class 2-A-1 Bonds and Class 2-A-2 Bonds, the related Accrued Bond Interest for such Classes for such Payment Date to the extent not covered by Group 2 Available Funds.

     (c) On each Payment Date, the Holders of the Group 1 Bonds shall be entitled to receive payments in respect of principal equal the related Principal Distribution Amount for that Payment Date and the related Insured Amount, if any, for such Payment Date, in reduction of the Bond Principal Balance thereof, until the Bond Principal Balance thereof has been reduced to zero.

     (d) On each Payment Date, any Net Monthly Excess Cashflow in respect of the Group 1 Loans shall be paid as follows:

               (i) to the Bond Insurer, the aggregate of all payments, if any, made by the Bond Insurer under the Bond Insurance Policy with respect to the Class 1-A Bonds, including interest thereon, and any other amounts due to the Bond Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed;

               (ii) to the Bond Insurer, the aggregate of all payments, if any, made by the Bond Insurer under the Bond Insurance Policy with respect to the Group 2 Bonds, including interest thereon, and any other amounts due to the Bond Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed;

               (iii) to the Holders of the Class 1-A Bonds, in an amount equal to any related Overcollateralization Increase Amount, payable to such Holders as part of the related Principal Distribution Amount as described under Section 3.05(c) above;

               (iv) to the Holders of the Class 1-A Bonds, in an amount equal to the Allocated Realized Loss Amount for such Bonds;

               (v) to the Holders of the Group 2 Bonds and the Group 3 Bonds, any Cross-Collateralized Loss Payments as provided in Section 3.05(n) below, payable to such holders of the Group 2 Bonds and Group 3 Bonds in the following order and priority:

                    (A) with respect to payments to the Group 2 Bonds, sequentially, to the Class 2-A-1 Bonds and Class 2-A-2 Bonds; and

                    (B) with respect to payments to the Group 3 Bonds, sequentially, to the Class 3-A, Class 3-M-1, Class
                         3-M-2  and  Class  3-B  Bonds;

               (vi) to the Holders of the Class 1-A Bonds, any Unpaid Interest Shortfall for such Bonds on such Payment Date, to the extent not previously reimbursed;

               (vii) to the Holders of the Class 1-A Bonds, any related Basis Risk Shortfall Carry-Forward Amount for such Bonds on such Payment
     Date,  to  the  extent  not  covered by the Group 1/2 Derivative Contracts;

               (viii) to the Indenture Trustee for amounts owed the Indenture Trustee hereunder (other than the Indenture Trustee Fee) remaining unpaid; and

               (ix) any remaining amounts to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Trust Certificates.

     (e) With respect to the Group 1/2 Derivative Contracts and on each Payment Date, the Group 1/2 Net Derivative Contract Payment Amount with respect to such Payment Date shall be distributed in the following order of priority, in each case to the extent of amounts available:

               (i) to the Holders of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds, pro rata, based on the Bond Principal Balance of each such Class of Bonds, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

               (ii) on or after the Payment Date in October 2005, any remaining amounts, up to a cumulative amount equal to $135,000,000 (including any amounts payable from the Group 3 Derivative Contracts), shall be included in the Net Monthly Excess Cashflow for the Group 1 Loans and Group 2 Loans, pro rata based on the aggregate Stated Principal Balance of the Group 1 Loans and Group 2 Loans, respectively, and shall be used in Section 3.05(d) above and Section 3.05(h) below;

               (iii) to the Bond Insurer, the aggregate of all payments, if any, made by the Bond Insurer under the Bond Insurance Policy with respect to the Group 1 Bonds and Group 2 Bonds, including interest thereon, and any other amounts due to the Bond Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed; and

               (iv) any remaining amounts will be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Trust Certificates.

     (f) On each Payment Date, the Group 2 Available Funds and the related Insured Amount, if any, for such Payment Date shall be distributed, in each case to the extent of the Group 2 Available Funds and the related Insured Amount remaining for such Payment Date:

          first, concurrently, to the Holders of the Class 2-A-1 Bonds and Class 2-A-2 Bonds, the related Accrued Bond Interest for such Classes for such Payment Date,; and

          second, to the Holders of the Class 1-A Bonds, the related Accrued Bond Interest for such Class for such Payment Date to the extent not covered by Group 1 Available Funds.

     (g) On each Payment Date, the Holders of the Group 2 Bonds shall be entitled to receive payments in respect of principal equal the related Principal Distribution Amount and the related Insured Amount, if any, for that Payment Date, allocated on a pro rata basis, based on the Bond Principal Balances thereof, in reduction of the Bond Principal Balances thereof, until the Bond Principal Balances thereof have been reduced to zero.

     (h) On each Payment Date, any Net Monthly Excess Cashflow in respect of the Group 2 Loans shall be paid as follows:

               (i) to the Bond Insurer, the aggregate of all payments, if any, made by the Bond Insurer under the Bond Insurance Policy with respect to the Group 2 Bonds, including interest thereon, and any other amounts due to the Bond Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed;

               (ii) to the Bond Insurer, the aggregate of all payments, if any, made by the Bond Insurer under the Bond Insurance Policy with respect to the Class 1-A Bonds, including interest thereon, and any other amounts due to the Bond Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed;

               (iii) to the Holders of the Group 2 Bonds, pro rata, in an amount equal to any related Overcollateralization Increase Amount, payable to such Holders as part of the related Principal Distribution Amount as described under Section 3.05(g) above;

               (iv) sequentially, to the Holders of the Class 2-A-1 Bonds and Class 2-A-2 Bonds, in an amount equal to the Allocated Realized Loss Amount for such Bonds;

               (v) to the Holders of the Group 1 Bonds and the Group 3 Bonds, any Cross-Collateralized Loss Payments as provided in Section 3.05(n) below, payable to such holders of the Group 1 Bonds and Group 3 Bonds in the following order and priority:

                    (A) with respect to payments to the Group 1 Bonds, to the Class 1-A Bonds; and

                    (B) with respect to payments to the Group 3 Bonds, sequentially, to the Class 3-A, Class 3-M-1, Class
                         3-M-2  and  Class  3-B  Bonds;

               (vi) concurrently, to the Holders of the Class 2-A-1 Bonds and Class 2-A-2 Bonds, any Unpaid Interest Shortfall for such Bonds on such Payment Date, to the extent not previously reimbursed;

               (vii) concurrenlty, to the Holders of the Class 2-A-1 Bonds and Class 2-A-2 Bonds, any related Basis Risk Shortfall Carry-Forward Amount for such Bonds on such Payment Date, to the extent not covered by the Group 1/2 Derivative Contracts;

               (viii) to the Indenture Trustee for amounts owed the Indenture Trustee hereunder (other than the Indenture Trustee Fee) remaining unpaid; and

               (ix) any remaining amounts will be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Trust Certificates.

     (i)     [Reserved].

     (j) On each Payment Date, the Group 3 Available Funds shall be distributed in the following manner, to the extent of the Group 3 Available Funds remaining for such Payment Date, sequentially, to the Holders of the Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds, in that order, the related Accrued Bond Interest for such Class for such Payment Date.

     (k) On each Payment Date, the Holders of the Group 3 Bonds shall be entitled to receive payments in respect of principal equal the related Principal Distribution Amount for that Payment Date, allocated on a pro rata basis, based on the Bond Principal Balances thereof, in reduction of the Bond Principal Balances thereof, until the Bond Principal Balances thereof have been reduced to zero.

     (l) On each Payment Date, any Net Monthly Excess Cashflow in respect of the Group 3 Loans shall be paid as follows:

               (i) to the Holders of the Group 3 Bonds, pro rata, in an amount equal to any related Overcollateralization Increase Amount, payable to such Holders as part of the Principal Distribution Amount as described under Section 3.05(k) above;

               (ii) sequentially, to the Holders of the Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds in an amount equal to the Allocated Realized Loss Amount for such Bonds;

               (iii) to the Holders of the Group 1 Bonds and the Group 2 Bonds, any Cross-Collateralized Loss Payments as provided in Section 3.05(n) below, payable to such holders of the Group 1 Bonds and Group 2 Bonds in the following order and priority:

                    (A) with respect to payments to the Group 1 Bonds, to the Class 1-A Bonds; and

                    (B) with respect to payments to the Group 2 Bonds, sequentially, to the Class 2-A-1 Bonds and Class 2-A-2 Bonds;

               (iv) sequentially, to the Holders of the Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds, in that order, any Unpaid Interest Shortfall for such Bonds on such Payment Date, to the extent not previously reimbursed;

               (v) sequentially, to the Holders of the Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds, in that order, any related Basis Risk Shortfall Carry-Forward Amount for such Bonds on such Payment Date, to the extent not covered by the Group 3 Derivative Contracts;

               (vi) to the Indenture Trustee for amounts owed the Indenture Trustee hereunder (other than the Indenture Trustee Fee) remaining unpaid; and

               (vii) any remaining amounts will be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Trust Certificates.

     (m) With respect to the Group 3 Derivative Contracts, on each Payment Date, the Group 3 Net Derivative Contract Payment Amount with respect to such Payment Date will be allocated to the Group 3 Bonds and the Certificates in the following order of priority, in each case to the extent of amounts remaining:

               (i) sequentially to the Holders of the Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds, in that order, any related Basis Risk Shortfall Carry-Forward Amount for such Payment Date;

               (ii) on or after the Payment Date in October 2005, any remaining amounts, up to a cumulative amount equal to $135,000,000 (including any amounts payable from the Group 1/2 Derivative Contracts), shall be included in the Net Monthly Excess Cashflow for the Group 3 Loans and shall be used in Section 3.05(l) above;

               (iii) to the Bond Insurer, the aggregate of all payments, if any, made by the Bond Insurer under the Bond Insurance Policy with respect to the Group 1 Bonds and

          Group 2 Bonds, including interest thereon, and any other amounts due to the Bond Insurer pursuant to the Insurance Agreement, to the extent not previously paid or reimbursed; and

               (iv) any remaining amounts will be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Certificates.

     (n) On each Payment Date, Crossable Excess from each Loan Group may be available to cover Crossable Losses on Mortgage Loans in non-related Loan Groups as follows:

          (i) If on such Payment Date one Loan Group has Crossable Excess and one Loan Group has Crossable Losses, payments shall be made from the one Loan Group with Crossable Excess to the Loan Group with Crossable Losses, up to the amount of such Crossable Losses;

          (ii) If on such Payment Date one Loan Group has Crossable Excess and two Loan Groups have Crossable Losses, payments shall be made from the one Loan Group with Crossable Excess to the Loan Groups with Crossable Losses, pro rata, based on the amount of Crossable Losses, up to the aggregate amount of such Crossable Losses; and

          (iii) If on such Payment Date two Loan Groups have Crossable Excess and one Loan Group has Crossable Losses, payments shall be made from the two groups with Crossable Excess on a pro rata basis, based on the amount of Crossable Excess for such Loan Groups, to the Loan Group with Crossable Losses.

     (o) On each Payment Date any amounts received in respect of the Special Certificate Cap Contract shall be distributed to the Certificate Paying Agent, as designee of the Issuer, for the benefit of the Holders of the Trust Certificates.

     (p) Each distribution with respect to a Book-Entry Bond shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Bond Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Bond Owners that it represents. None of the Indenture Trustee, the Bond Registrar, the Bond Insurer, the Paying Agent, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law.

     (q) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 3.05 for the purpose of distributing such funds to the Certificateholders.

     (r) Any installment of interest or principal, if any, payable on any Bond that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder shall have so requested at least five Business Days prior to the related Record Date, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Bondholder mailed to such Holder's address as it appears in the Bond Register in the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Bonds; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

     (s) The principal of each Bond shall be due and payable in full on the Final Scheduled Payment Date for such Bond as provided in the forms of Bond set forth in Exhibits A-1, A-2 and A-3 to this Indenture. All principal payments on the Bonds shall be made to the Bondholders entitled thereto in accordance with the Percentage Interests represented by such Bonds. Upon notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Bond is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Bond at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Bond and shall specify the place where such Bond may be presented and surrendered for such final payment. No interest shall accrue on the Bonds on or after the Final Scheduled Payment Date or any such other final Payment Date.

     The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.05 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

     (t) Any payments received by the Indenture Trustee under the Demand Note on any Payment Date shall be deposited in the Payment Account pursuant to
Section  3.01.

     Section  3.06     Protection of Trust Estate.  The Issuer will from time to
                       --------------------------
time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

               (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii) cause the Issuer or Master Servicer to enforce any of the rights to the Mortgage Loans; or

               (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Bond Insurer and the Bondholders in such Trust Estate against the claims of all persons and parties.

     (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.07(a) hereof, or if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b) hereof, unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions).

     The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.06 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

     Section  3.07     Opinions  as  to  Trust Estate.  On the Closing Date, the
                       ------------------------------
Issuer shall furnish to the Indenture Trustee, the Bond Insurer and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

     (b) On or before April 15 in each calendar year, beginning in 2005, the Issuer shall furnish to the Indenture Trustee and the Bond Insurer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31 in the following calendar year.

     Section  3.08     Performance  of Obligations.   The Issuer will punctually
                       ---------------------------
perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

     (b) The Issuer, with the consent of the Bond Insurer so long as no Bond Insurer Default exists, may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

     (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage
Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee, as pledgee of the Mortgage Loans, shall, with the consent of, or at the direction of, the Bond Insurer, so long as no Bond Insurer Default exists, be able to exercise the rights of the Issuer to direct the actions of the Master Servicer pursuant to the Servicing Agreement.

     (d) The Issuer may retain an administrator and may enter into contracts acceptable to the Bond Insurer with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

     Section  3.09     Negative Covenants. So long as any Bonds are Outstanding,
                       ------------------
the  Issuer  shall  not:

               (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Bond Insurer or the Indenture Trustee with the consent of the Bond Insurer, so long as no Bond Insurer Default exists;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Bonds (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Bondholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

               (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Bonds under this Indenture except as may be expressly permitted hereby,
     (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

               (iv) waive or impair, or fail to assert rights under, the Mortgage Loans, or impair or cause to be impaired the Issuer's interest in the Mortgage Loans, the Mortgage

     Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Bondholders or the Bond Insurer.

     Section 3.10     Annual Statement as to Compliance. The Issuer will deliver
                      ---------------------------------
to the Indenture Trustee and the Bond Insurer, by March 1 of each year commencing with the calendar year 2005, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during the previous calendar year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section  3.11     [Reserved].
                       ----------

     Section  3.12     Representations  and  Warranties  Concerning the Mortgage
                       ---------------------------------------------------------
Loans.  The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit
-----
of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement concerning the Seller and the Mortgage Loans to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Mortgage Loan Purchase Agreement, the Indenture Trustee shall promptly notify the Seller and the Bond Insurer of such finding and the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

     Section  3.13     Amendments  to  Servicing Agreement. The Issuer covenants
                       -----------------------------------
with the Indenture Trustee and the Bond Insurer that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee and, so long as no Bond Insurer Default exists, the Bond Insurer.

     Section  3.14     Master  Servicer  as  Agent  and  Bailee of the Indenture
                       ---------------------------------------------------------
Trustee.  Solely  for  purposes of perfection under Section 9-305 of the Uniform
-------
Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Master Servicer is acting as bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account, as well as its bailee in holding any Related Documents released to the Master Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such bailee arrangement, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer. The

Indenture Trustee shall not be liable with respect to such documents, monies or items while in possession of the Master Servicer.

     Section  3.15     Investment  Company  Act.  The Issuer shall not become an
                       ------------------------
"investment company" or be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     Section  3.16     Issuer  May  Consolidate,  etc.   The  Issuer  shall  not
                       ------------------------------
consolidate  or  merge  with  or  into  any  other  Person,  unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee and the Bond Insurer, the due and punctual payment of the principal of and interest on all Bonds, and the payment of the Bond Insurance Premium and all other amounts payable to the Bond Insurer, the Indenture Trustee and the Derivative Contract Counterparty, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

               (iii) the Rating Agencies shall have notified the Issuer and the Bond Insurer that such transaction shall not cause the rating of the Bonds (with respect to the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds, without regard to the Bond Insurance Policy) to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

               (iv) the Issuer and the Bond Insurer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Bonds under Treasury Regulation section 1.1001-3, or adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Trust to be subject to an entity level tax for federal income tax purposes;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee and the Bond Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable; and

               (vii) the Bond Insurer, so long as no Bond Insurer Default exists, shall have given its prior written consent.

     (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Bonds and the payment of the Bond
     Insurance Premium and all other amounts payable to the Bond Insurer, the Derivative Contract Counterparty and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Bonds and the Bond Insurer, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer, the Indenture Trustee and the Bond Insurer against and from any loss, liability or expense arising under or related to this Indenture and the Bonds and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Bonds;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agencies shall have notified the Issuer and the Bond Insurer that such transaction shall not cause the rating of the Bonds (with respect to the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds without regard to the Bond Insurance Policy) to be reduced, suspended or withdrawn;

               (iv) the Issuer and the Bond Insurer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Bonds under Treasury Regulation section 1.1001-3, or adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (B) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Trust to be subject to an entity level tax for federal income tax purposes;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
     Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

               (vii) the Bond Insurer, so long as no Bond Insurer Default exists, shall have given its prior written consent.

     Section  3.17     Successor  or  Transferee.   Upon  any  consolidation  or
                       -------------------------
merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Bonds immediately upon the delivery of written notice to the Indenture Trustee and the Bond Insurer of such conveyance or transfer and approval of such transaction given by the Bond Insurer to the Indenture Trustee.

     Section  3.18     No  Other  Business.  The  Issuer shall not engage in any
                       -------------------
business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Bonds and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

     Section  3.19     No  Borrowing. The Issuer shall not issue, incur, assume,
                       -------------
guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Bonds and amounts due to the Bond Insurer under this Indenture and the Insurance Agreement.

     Section  3.20     Guarantees, Loans, Advances and Other Liabilities. Except
                       -------------------------------------------------
as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section  3.21     Capital  Expenditures.  The  Issuer  shall  not  make any
                       ---------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section  3.22     Determination  of  Bond  Interest  Rate. On each Interest
                       ---------------------------------------
Determination Date the Indenture Trustee shall determine One-Month LIBOR and the related Bond Interest Rate for each Class of Bonds for the following Accrual Period and shall inform the Issuer, the Bond Insurer, the Master Servicer, and the Depositor at their respective facsimile numbers given to the Indenture Trustee in writing thereof. The establishment of One-Month LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to each Class of Bonds for the related Accrual Period shall (in the absence of manifest error) be final and binding.

     Section  3.23     Restricted  Payments.  The  Issuer shall not, directly or
                       --------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, Bondholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Trust Agreement and (y) payments to the Master Servicer and the Subservicers pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

     Section  3.24     Notice  of  Events  of Default. The Issuer shall give the
                       ------------------------------
Indenture Trustee, the Bond Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

     Section  3.25     Further  Instruments  and  Acts.  Upon  request  of  the
                       -------------------------------
Indenture Trustee or the Bond Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section  3.26     Statements  to  Bondholders.  On  each  Payment Date, the
                       ---------------------------
Indenture Trustee and the Certificate Registrar shall prepare and make available on the Indenture Trustee's website, https://www.corporatetrust.db.com/invr (or deliver at the recipient's option), to the Bond Insurer and to each Bondholder and Certificateholder the most recent statement prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

     Section  3.27     [Reserved].
                       ----------

     Section  3.28     Certain  Representations  Regarding  the  Trust  Estate.
                       --------------------------------------------------------

     (a)     With respect to that portion of the Collateral described in clauses
(a) through (d) of the definition of Trust Estate, the Issuer represents to the Indenture Trustee and the Bond Insurer that:

          (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, as trustee for the Bondholders and the Bond Insurer, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

          (ii) The Collateral constitutes "deposit accounts" or "instruments," as applicable, within the meaning of the applicable UCC.

          (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

          (iv) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collateral.

          (v) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

          (vi) The Collateral is not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

     (b)     With respect to that portion of the Collateral described in clauses
(e) and (f), the Issuer represents to the Indenture Trustee and the Bond Insurer that:

          (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, as trustee for the Bondholders and the Bond Insurer, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

          (ii) The Collateral constitutes "general intangibles" within the meaning of the applicable UCC.

          (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

          (iv) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

     (c) With respect to any Collateral in which a security interest may be perfected by filing, the Issuer has not authorized the filing of, and is not aware of any financing statements against, the Issuer, that include a description of collateral covering such Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

     (d) The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in all Collateral granted to the Indenture Trustee hereunder in which a security interest may be perfected by filing. Any financing statement that is filed in connection with this Section 3.28 shall contain a statement that a purchase or security interest in any collateral described therein will violate the rights of the secured party named in such financing statement.

     (e) The foregoing representations may not be waived and shall survive the issuance of the Bonds.

     Section  3.29     Payments  Under the Bond Insurance Policy.   (1) By 12:00
                       -----------------------------------------
noon (New York Time) on the later of (i) the second Business Day following the Business Day on which the Bond Insurer shall have received Notice (as defined in the Bond Insurance Policy) that a Deficiency Amount is due in respect of the Insured Bonds and (ii) the Payment Date on which the related Deficiency Amount is payable to the Bondholders and (2) at such time as the Indenture Trustee shall deliver an acceleration notice to the Bondholders pursuant to Section 5.02, the Indenture Trustee on behalf of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bondholders, shall make a draw on the Bond Insurance Policy in an amount, if any, equal to the Deficiency Amount.

     (b) If the Indenture Trustee determines that a Deficiency Amount will exist for the following Payment Date, then the Indenture Trustee shall submit a Notice (as defined in the Bond Insurance Policy) for payment in the amount of the Deficiency Amount to the Bond Insurer no later than 12:00 Noon, New York City time, on the second Business Day prior to the applicable Payment Date. Upon receipt of such Deficiency Amount in accordance with the terms of the Bond Insurance Policy, the Indenture Trustee shall deposit such Deficiency Amount in the Payment Account for distribution to the Class 1-A, Class 2-A-1 and Class 2-A-2 Bondholders pursuant to Section 3.05 hereof or with respect to an acceleration pursuant to Section 5.02 hereof.

     In addition, according to the terms of the Bond Insurance Policy (in the form attached hereto as Exhibit G), a draw may be made under the Bond Insurance Policy in respect of any Preference Amount applicable to any of the Class 1-A, Class 2-A-1 or Class 2-A-2 Bondholders (as defined in and pursuant to the terms and conditions of the such Bond Insurance Policy) and the Indenture Trustee shall submit a Notice (as defined in such Bond Insurance Policy) for payment with respect thereto together with the other documents required to be delivered to the Bond Insurer pursuant to the Bond Insurance Policy in connection with a draw in respect of any Preference Amount.

     Section 3.30     Replacement Bond Insurance Policy.  In the event of a Bond
                      ---------------------------------
Insurer Default (a "Replacement Event"), the Issuer, at its expense, in accordance with and upon satisfaction of the conditions set forth in the Bond Insurance Policy, including, without limitation, payment in full of all amounts owed to the Bond Insurer, may, but shall not be required to, substitute a new surety bond or surety bonds for the existing Bond Insurance Policy or may arrange for any other form of credit enhancement; provided, however, that in each case after giving effect to such substitute or other form of credit enhancement the Class 1-A, Class 2-A-1, Class 2-A-2, Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds shall be rated no lower than the rating assigned by each Rating Agency to the Class 1-A, Class 2-A-1, Class 2-A-2, Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds, respectively, immediately prior to such Replacement Event and the timing and mechanism for drawing on such new credit enhancement shall be reasonably acceptable to the Indenture Trustee and provided further that the premiums under the proposed credit enhancement shall not exceed such premiums under the existing Bond Insurance Policy. It shall be a condition to substitution of any new credit enhancement that there be delivered to the Indenture Trustee (i) an Opinion of Counsel, acceptable in form to the Indenture Trustee and the Rating Agencies, from counsel to the provider of such new credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee and the Rating Agencies may require and (ii) an Opinion of Counsel to the effect that such substitution would not (a) result in a "substantial modification" of the Bonds under Treasury Regulation section 1.1001-3, or adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (b) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Trust to be subject to an entity level tax for federal income tax purposes. Upon receipt of the items referred to above and payment of all amounts owing to the Bond Insurer and the taking of physical possession of the new credit enhancement, the Indenture Trustee shall, within five Business Days following receipt of such items and such taking of physical possession, deliver the replaced Bond Insurance Policy to the Bond Insurer. In the event of any such replacement the Issuer shall give written notice thereof to the Rating Agencies.

     Section  3.31     Replacement  Derivative  Contracts.  In  the  event  of a
                       ----------------------------------
default by a Derivative Contract Counterparty with respect to the related Derivative Contracts (a "Derivative Contract Default"), the Issuer, at its expense, may, but shall not be required to, substitute a new derivative contract for the existing Derivative Contracts or any other form of similar coverage for basis risk shortfalls; provided, however, that the timing and mechanism for receiving payments under such new derivative contracts shall be reasonably acceptable to the Indenture Trustee and the Bond Insurer. It shall be a condition to substitution of any new derivative contracts that there be delivered to the Indenture Trustee and the Bond Insurer an Opinion of Counsel to the effect that such substitution would not (a) result in a "substantial modification" of the Bonds under Treasury Regulation section 1.1001-3, or adversely affect the status of the Bonds as indebtedness for federal income tax purposes, or (b) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Trust to be subject to an entity level tax for federal income tax purposes.

     Section  3.32     [Reserved].
                       ----------

     Section  3.33     Allocation  of  Realized  Losses.   Prior to each Payment
                       --------------------------------
Date, the Master Servicer shall determine the total amount of Realized Losses that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate delivered to the Indenture Trustee and the Bond Insurer with the related Remittance Report.

     (b) On each Payment Date following the application of all amounts distributable on such date, to the extent the aggregate Stated Principal Balance of the Group 1 Loans is less than the aggregate Bond Principal Balances of the Group 1 Bonds due to Realized Losses on the Group 1 Loans, the Bond Principal Balances of the Class 1-A Bonds shall be reduced to the extent that the Bond
Insurer has not made required payments under the Bond Insurance Policy, until the Bond Principal Balance thereof has been reduced to zero. On each Payment Date following the application of all amounts distributable on such date, to the extent the aggregate Stated Principal Balance of the Group 2 Loans is less than the aggregate Bond Principal Balances of the Group 2 Bonds due to

Realized Losses on the Group 2 Loans, the Bond Principal Balances of the (1) Class 2-A-2 Bonds and Class 2-A-1 Bonds, sequentially, shall be reduced to the extent that the Bond Insurer has not made required payments under the Bond Insurance Policy, in each case until the Bond Principal Balance thereof has been reduced to zero. On each Payment Date following the application of all amounts distributable on such date, to the extent the aggregate Stated Principal Balance of the Group 3 Loans is less than the aggregate Bond Principal Balances of the Group 3 Bonds due to Realized Losses on the Group 3 Loans, the Bond Principal Balances of the of the Class 3-B, Class 3-M-2 and Class 3-M-1 Bonds, in that order, shall be reduced, until the Bond Principal Balance thereof has been reduced to zero. All Realized Losses allocated to a Class of Bonds will be allocated in proportion to the Percentage Interests evidenced thereby.

                                   ARTICLE IV

               The Bonds; Satisfaction and Discharge of Indenture

     Section  4.01     The Bonds. Each Class of Bonds shall be registered in the
                       ---------
name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Bonds through the book-entry facilities of the Depository in minimum initial Bond Principal Balances of $25,000 and integral multiples of $1 in excess thereof.

     The Indenture Trustee may for all purposes (including the making of payments due on the Bonds) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Bonds for the purposes of exercising the rights of Holders of the Bonds hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Bonds shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive certificates for the Bonds as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Bonds shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Bondholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Bond may be transferred by the Depository except to a successor Depository that agrees to hold such Bond for the account of the Beneficial Owners.

     In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Bonds it beneficially owns in the manner prescribed in Section 4.08.

     The Bonds shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

     Section  4.02     Registration  of and Limitations on Transfer and Exchange
                       ---------------------------------------------------------
of  Bonds;  Appointment  of Bond Registrar and Certificate Registrar. The Issuer
--------------------------------------------------------------------
shall cause to be kept at the Corporate Trust Office a Bond Register in which, subject to such reasonable regulations as it may prescribe, the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges of Bonds as herein provided.

     Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Bond at the Corporate Trust Office, the Issuer shall execute and the Bond Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds in authorized initial Bond Principal Balances evidencing the same Class and aggregate Percentage Interests.

     Subject to the foregoing, at the option of the Bondholders, Bonds may be exchanged for other Bonds of like tenor and in authorized initial Bond Principal Balances evidencing the same Class and aggregate Percentage Interests upon surrender of the Bonds to be exchanged at the Corporate Trust Office of the Bond Registrar. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Bonds which the Bondholder making the exchange is entitled to receive. Each Bond presented or surrendered for registration of transfer or exchange shall (if so required by the Bond Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Bond Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Bonds delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Bonds surrendered.

     No service charge shall be made for any registration of transfer or exchange of Bonds, but the Bond Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds.

     The Issuer hereby appoints the Indenture Trustee as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement and (ii) Bond Registrar under this Indenture. The Indenture Trustee hereby accepts such appointments.

     Section  4.03     Mutilated,  Destroyed,  Lost  or Stolen Bonds. If (i) any
                       ---------------------------------------------
mutilated Bond is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Bond Insurer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Bond Registrar or the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a replacement Bond; provided, however, that if any such destroyed, lost or stolen Bond, but not a mutilated Bond, shall have become or within seven days shall be due and payable, instead of issuing a replacement Bond, the Issuer may pay such destroyed, lost or stolen Bond when so due or payable without surrender thereof. If, after the delivery of such replacement Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Bond in lieu of which such replacement Bond was issued presents for payment such original Bond, the Issuer, the Bond Insurer and the Indenture Trustee shall be entitled to recover such replacement Bond (or such payment) from the Person to whom it was delivered or any Person taking such replacement Bond from such Person to whom such replacement Bond was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Bond Insurer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Bond under this Section 4.03, the Issuer may require the payment by the Holder of such Bond of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Bond issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

     The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

     Section  4.04     Persons  Deemed  Owners.  Prior  to  due  presentment for
                       -----------------------
registration of transfer of any Bond, the Issuer, the Bond Insurer, the Indenture Trustee, the Paying Agent and any agent of the Issuer, the Bond Insurer or the Indenture Trustee may treat the Person in whose name any Bond is registered (as of the day of determination) as the owner of such Bond for the purpose of receiving payments of principal of and interest, if any, on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Issuer, the Bond Insurer, the Indenture Trustee, the Paying Agent nor any agent of the Issuer, the Bond Insurer or the Indenture Trustee shall be affected by notice to the contrary.

     Section  4.05     Cancellation.  All  Bonds  surrendered  for  payment,
                       ------------
registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Bonds previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Indenture Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Bonds may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Bonds have not been previously disposed of by the Indenture Trustee.

     Section  4.06     Book-Entry Bonds. The Bonds, upon original issuance, will
                       ----------------
be issued in the form of typewritten Bonds representing the Book-Entry Bonds, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Bonds shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Bond representing such Beneficial Owner's interest in such Bond, except as provided in Section 4.08. With respect to such Bonds, unless and until definitive, fully registered Bonds (the "Definitive Bonds") have been issued to Beneficial Owners pursuant to Section 4.08:

               (i) the provisions of this Section 4.06 shall be in full force and effect;

               (ii) the Bond Registrar, the Paying Agent and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Bonds and the giving of instructions or directions hereunder) as the sole holder of the Bonds, and shall have no obligation to the Beneficial Owners of the Bonds;

               (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Bonds and the Depository and/or the Depository Participants. Unless and until Definitive Bonds are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Bonds to such Depository Participants; and

               (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Bonds evidencing a specified percentage of the Bond Principal Balances of the Bonds, the Depository shall be deemed to represent such percentage with respect to the Bonds only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Bonds and has delivered such instructions to the Indenture Trustee.

     Section  4.07     Notices  to  Depository.  Whenever  a  notice  or  other
                       -----------------------
communication to the Bond Holders is required under this Indenture, unless and until Definitive Bonds shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Bonds to the Depository, and shall have no obligation to the Beneficial Owners.

     Section  4.08     Definitive Bonds. If (i) the Indenture Trustee determines
                       ----------------
that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Bonds and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Beneficial Owners of Bonds representing beneficial interests aggregating at least a majority of the Bond Principal Balances of the Bonds advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Bonds to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Bonds representing the Book-Entry Bonds by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Bonds in accordance with the instructions of the Depository. None of the Issuer, the Bond Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds, the Indenture Trustee shall recognize the Holders of the Definitive Bonds as Bondholders.

     Section 4.09     Tax Treatment. The Issuer has entered into this Indenture,
                      -------------
and the Bonds will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness. The Issuer and the Indenture Trustee (in accordance with Section 6.06 hereof), by entering into this Indenture, and each Bondholder, by its acceptance of its Bond (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Bond), agree to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Section  4.10     Satisfaction  and  Discharge of Indenture. This Indenture
                       -----------------------------------------
shall cease to be of further effect with respect to the Bonds except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Bonds, (iii) rights of Bondholders (and the Bond Insurer, as subrogee of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bondholders) to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.17, 3.19 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.11), (vi) the right of the Derivative Contract Counterparty to receive the related Net Derivative Fee and (vii) the rights of Bondholders and the Bond Insurer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Bonds and shall release and deliver the Collateral to or upon the order of the Issuer, when

          (A)     either

          (1) all Bonds theretofore authenticated and delivered (other than (i) Bonds that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

          (2) all Bonds not theretofore delivered to the Indenture Trustee for cancellation

               a.   have  become  due  and  payable,

               b.   will  become  due and payable at the Final Scheduled Payment
                    Date  within  one  year,  or

               c. have been called for early redemption and the Trust has been terminated pursuant to Section 8.07 hereof,

and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the

United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Bonds then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final
Scheduled Payment Date or other final Payment Date and has delivered to the Indenture Trustee and the Bond Insurer a verification report from a nationally recognized accounting firm certifying that the amounts deposited with the Indenture Trustee are sufficient to pay and discharge the entire indebtedness of such Bonds, or, in the case of c. above, the Issuer shall have complied with all requirements of Section 8.07 hereof,

          (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer as evidenced by the written consent of the Bond Insurer; and

          (C) the Issuer has delivered to the Indenture Trustee and the Bond Insurer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

     Section  4.11     Application of Trust Money. All monies deposited with the
                       --------------------------
Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer, Certificate Paying Agent as designee of the Issuer or the Bond Insurer, as the Indenture Trustee may determine, to the Holders of Securities or the Bond Insurer, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

     Section 4.12     Subrogation and Cooperation.  The Issuer and the Indenture
                      ---------------------------
Trustee acknowledge that (i) to the extent the Bond Insurer makes payments under the Bond Insurance Policy on account of principal of or interest on the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds, the Bond Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Issuer, and (ii) the Bond Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

     The Indenture Trustee shall, so long as it is indemnified to its satisfaction, cooperate in all respects with any reasonable written request by the Bond Insurer (unless a Bond Insurer Default exists) for action to preserve or enforce the Bond Insurer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Bondholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

               (i) institute Proceedings for the collection of all amounts then payable on the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds, or under this Indenture in respect of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds and all amounts payable under the Insurance Agreement, enforce any judgment obtained and collect from the Issuer monies adjudged due;

               (ii) sell or cause to be sold the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 (a) hereof) called and conducted in any manner permitted by law;

               (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

               (iv) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Bond Insurer hereunder;

provided, however, action shall be taken pursuant to this Section 4.12 by the Indenture Trustee to preserve the Bond Insurer's rights or interest under this Agreement or the Insurance Agreement only to the extent such action is available to the Class 1-A, Class 2-A-1 and Class 2-A-2 Bondholders or the Bond Insurer under other provisions of this Indenture.

     Notwithstanding any provision of this Indenture to the contrary, so long as no Bond Insurer Default exists, the Bond Insurer shall at all times be treated as if it were the exclusive owner of all Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds Outstanding for the purposes of all approvals, consents, waivers and the institution of any action and the written direction of all remedies, and the Indenture Trustee shall act in accordance with the written directions of the Bond Insurer so long as it is indemnified therefor to its reasonable satisfaction.

     Section  4.13     Repayment  of  Monies Held by Paying Agent. In connection
                       ------------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Bonds, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Bonds shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

     Section 4.14     Temporary Bonds. Pending the preparation of any Definitive
                      ---------------
Bonds, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Bonds that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Bonds in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

     If temporary Bonds are issued, the Issuer will cause Definitive Bonds to be prepared without unreasonable delay. After the preparation of the Definitive Bonds, the temporary Bonds shall be exchangeable for Definitive Bonds upon surrender of the temporary Bonds at the office of the

Indenture Trustee's agent located at DTC Transfer Services, located at 55 Water Street, Jeanette Park Entrance, New York, New York 10041, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Bonds of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds.

     Section  4.15     Representation  Regarding  ERISA.  By acquiring a Bond or
                       --------------------------------
interest therein, each Holder of such Bond or Beneficial Owner of any such interest will be deemed to represent that either (1) it is not acquiring the Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of such Bond will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code as a result of the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Subservicer, any other servicer, any administrator, any provider of credit support, including the Derivative Contract Counterparty, any owner of the Certificates, or any of their Affiliates being a "Party in Interest" (within the meaning of ERISA) or Disqualified Person (within the meaning of the Code) with respect to such Holder or Beneficial Owner that is a Plan and (B) the Bonds are rated investment grade or better and such person believes that the Bonds are properly treated as indebtedness without substantial equity features for purposes of the Department of Labor regulation 29 C.F.R. Sec. 2510.3-101, and agrees to so treat the Bonds. Alternatively, regardless of the rating of the Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

                                    ARTICLE V

                              Default and Remedies

     Section  5.01     Events  of  Default.  The  Issuer  shall  deliver  to the
                       -------------------
Indenture Trustee and the Bond Insurer, within five days after learning of the occurrence of an Event of Default, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) or (iv) of the definition of "Event of Default", its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall not be deemed to have knowledge of any Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Event of Default is received by a Responsible Officer and such notice references the Bonds, the Trust Estate or this Indenture.

     Section  5.02     Acceleration of Maturity; Rescission and Annulment. If an
                       --------------------------------------------------
Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the written direction of the Bond Insurer or the Holders of Bonds representing not less than a majority of the aggregate Bond Principal Balance of the Bonds may declare the Bonds to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if such notice is given by the Bond Insurer or the Bondholders), and upon any such declaration the unpaid Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon through the date of acceleration shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, Holders of the Bonds representing not less than a majority of the aggregate Bond Principal Balance of the Bonds, by written notice to the Issuer and the Indenture Trustee, may waive the related Event of Default and rescind and annul such declaration and its consequences if

               (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (A) all payments of principal of and interest on the Bonds and all other amounts that would then be due hereunder or upon the Bonds if the Event of Default giving rise to such acceleration had not occurred;

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel;

               (C)     all  amounts  owed  to  the  Bond  Insurer;  and

               (D)     all amounts owed to the Derivative Contract Counterparty;

               (ii) all Events of Default, other than the nonpayment of the principal of the Bonds that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section  5.03     Collection  of  Indebtedness and Suits for Enforcement by
                       ---------------------------------------------------------
Indenture  Trustee.
  ----------------

     (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Bond when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Bond when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, at the direction of the Bond Insurer or the Holders of a majority of the aggregate Bond Principal Balances of the Bonds, pay to the Indenture Trustee, for the benefit of the Bond Insurer and the Holders of Bonds, the whole amount then due and payable on the Bonds for principal and interest, with interest at the applicable Bond Interest Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.16 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Bonds and collect in the manner provided by law out of the property of the Issuer or other obligor the Bonds, wherever situated, the monies adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.16 hereof may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Bond Insurer and the Bondholders, by such appropriate Proceedings, as directed in writing by the Bond Insurer or the Holders of a majority of the aggregate Bond Principal Balances of the Bonds, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Bonds or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Bonds, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, as directed in writing by the Bond Insurer or the Holders of a majority of the aggregate Bond Principal Balances of the Bonds, irrespective of whether the principal of any Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Bondholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Bonds in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Bondholders and of the Indenture Trustee on their behalf, and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Bonds allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Bondholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Bondholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Bonds, may be enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Bonds, subject to Section 5.05 hereof.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Bonds, and it shall not be necessary to make any Bondholder a party to any such Proceedings.

     Section  5.04     Remedies; Priorities.   If an Event of Default shall have
                       --------------------
occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee subject to the provisions of Section 10.16 hereof may, and shall, at the written direction of the Bond Insurer or the Holders of a majority of the aggregate Bond Principal Balances of the Bonds, do one or more of the following (subject to Section 5.05 hereof):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Bonds or under this Indenture with respect thereto, whether by declaration or otherwise enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Bonds monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

               (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Bonds; and

               (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Bond Insurer and the Holders of 100% of the aggregate Bond Principal Balance of the Bonds, (B) the proceeds of such sale or liquidation distributable to the Holders of the Bonds are sufficient to discharge in full all amounts then due and unpaid upon such Bonds for principal and interest or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the applicable Bonds as they would have become due if the Bonds had not been declared due and payable, and the Indenture Trustee obtains the consent of the Bond Insurer and the Holders of a majority of the aggregate Bond Principal Balance of the Bonds. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as an Event of Servicer Termination has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Master Servicer as provided in the Servicing Agreement.

     (b) If the Indenture Trustee collects any money or property with respect to the Group 1 Loans or Group 2 Loans pursuant to this Article V, it shall pay out the money or property in the following order; provided, however, that any amounts representing payments from the Bond Insurer shall only be used to pay interest and principal to the Class 1-A, Class 2-A-1 and Class 2-A-2 Bondholders pursuant to clauses FOURTH and FIFTH below:

          FIRST: to the Indenture Trustee for amounts due under Section 6.07 hereof;

          SECOND: to the Derivative Contract Counterparty, any amounts owed under the Derivative Contracts, other than any Additional Derivative Counterparty Payment;

          THIRD: to the Bond Insurer, provided no Bond Insurer Default exists, with respect to any Premium Amount then due to the extent unpaid pursuant to the Servicing Agreement;

          FOURTH: to the Bondholders for amounts due and unpaid on the Bonds (including Unpaid Interest Shortfalls but not including any Basis Risk Shortfall Carry-Forward Amounts) with respect to interest, to the Class 1-A, Class 2-A-1 and Class 2-A-2 Bondholders, concurrently, second, to the Class 3-M-1 Bondholders, third, to the Class 3-M-2 Bondholders, and fourth to the Class 3-B Bondholders according to the amounts due and payable on the Bonds for interest;

          FIFTH: to Bondholders for amounts due and unpaid on the Bonds with respect to principal, and to each Bondholder ratably, without preference or priority of any kind, according to the amounts due and payable on such Bonds for principal, until the Bond Principal Balance of each such Class is reduced to zero;

          SIXTH: to the Bondholders, first, to the Class 1-A, Class 2-A-1, Class 2-A-2 and Class 3-A Bondholders, concurrently, second, to the Class 3-M-1 Bondholders, third, to the Class 3-M-2 Bondholders, and fourth to the Class 3-B Bondholders, the amount of any related Allocated Realized Loss Amount not previously paid;

          SEVENTH: to the payment of all amounts due and owing to the Bond Insurer under the Insurance Agreement (including any Premium Amount not paid pursuant to clause THIRD above);

          EIGHTH: to the Bondholders for amounts due and unpaid on the Bonds with respect to any related Unpaid Interest Shortfalls, first, to the Class 1-A, Class 2-A-1, Class 2-A-2 and Class 3-A Bondholders, concurrently, second, to the Class 3-M-1 Bondholders, third, to the Class 3-M-2 Bondholders, and fourth to the Class 3-B Bondholders, according to the amounts due and payable on the Bonds with respect thereto, from amounts available in the Trust Estate for the Bondholders;

          NINTH: to the Bondholders for amounts due and unpaid on the Bonds with respect to any related Basis Risk Shortfall Carry-Forward Amounts, first, to the Class 1-A, Class 2-A-1, Class 2-A-2 and Class 3-A Bondholders, concurrently, second, to the Class 3-M-1 Bondholders, third, to the Class 3-M-2 Bondholders, and fourth to the Class 3-B

     Bondholders, according to the amounts due and payable on the Bonds with respect thereto, from amounts available in the Trust Estate for the Bondholders;

          TENTH: to the Derivative Contract Counterparty, any Additional Derivative Contract Counterparty Payment; and

          ELEVENTH: to the payment of the remainder, if any to the Certificate Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

     (c) If the Indenture Trustee collects any money or property with respect to the Group 3 Loans pursuant to this Article V, it shall pay out the money or property in the following order:

          FIRST: to the Indenture Trustee for amounts due under Section 6.07 hereof;

          SECOND: to the Bondholders for amounts due and unpaid on the Bonds (other than Unpaid Interest Shortfalls and Group 3 Net WAC Cap Shortfall Carry-Forward Amounts) with respect to interest, first, to the Class 3-A-1 Bondholders, second, to the Class 3-M-1 Bondholders, third to the Class 3-M-2 Bondholders, and fourth to the Class 3-B Bondholders, according to the amounts due and payable on the Bonds for interest;

          THIRD: to Group 3 Bondholders for amounts due and unpaid on the Group 3 Bonds with respect to principal, and to each Group 3 Bondholder ratably, without preference or priority of any kind, according to the amounts due and payable on such Bonds for principal, until the Bond Principal Balance of each such Class is reduced to zero;

          FOURTH: to the Bondholders for amounts due and unpaid on the Bonds with respect to any related Basis Risk Shortfall Carry-Forward Amounts, first, to the Class 3-A Bondholders, second, to the Class 3-M-1 Bondholders, third, to the Class 3-M-2 Bondholders, and fourth, to the Class 3-B Bondholders, according to the amounts due and payable on the Bonds with respect thereto, from amounts available in the Trust Estate for the Bondholders;

          FIFTH: to the Bondholders for amounts due and unpaid on the Bonds with respect to any related Unpaid Interest Shortfall, first, to the Class 3-A-1 Bondholders, second, to the Class 3-M-1 Bondholders, third, to the Class 3-M-2 Bondholders, and fourth, to the Class 3-B Bondholders, according to the amounts due and payable on the Bonds with respect thereto, from amounts available in the Trust Estate for the Bondholders; and

          SIXTH: to the payment of the remainder, if any to the Certificate Paying Agent on behalf of the Issuer or to any other person legally entitled thereto.

     The Indenture Trustee may fix a record date and Payment Date for any payment to Bondholders pursuant to this Section 5.04. With respect to any acceleration at the direction of the Bond Insurer, the first Payment Date after the acceleration shall be the first Payment Date after the acceleration. At least 15 days before such record date, the Indenture Trustee shall mail to each Bondholder a notice that states the record date, the Payment Date and the amount to be paid.

     Section  5.05     Optional  Preservation  of the Trust Estate. If the Bonds
                       -------------------------------------------
have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may , with the consent of the Bond Insurer (which consent shall not be required if a Bond Insurer Default exists), and shall, at the direction of the Bond Insurer so long as no Bond Insurer Default exists, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Bondholders that there be at all times sufficient funds for the payment of principal of and interest on the Bonds and other obligations of the Issuer the Bond Insurer, and the Indenture Trustee, unless directed otherwise by the Bond Insurer, shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section  5.06     Limitation of Suits. No Holder of any Bond shall have any
                       -------------------
right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.16 hereof

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holders of not less than 25% of the aggregate Bond Principal Balances of the Bonds have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Indenture Trustee for 60 days after its receipt of such notice of request and offer of indemnity has failed to institute such Proceedings;

               (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Bond Principal Balances of the Bonds; and

               (vi) such Holder or Holders have the written consent of the Bond Insurer, unless a Bond Insurer Default exists.

It is understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     Subject to the last paragraph of Section 5.11 herein, in the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Bonds, each representing less than a majority of the Bond Principal Balances of the Bonds, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     Section  5.07     Unconditional  Rights of Bondholders To Receive Principal
                       ---------------------------------------------------------
and Interest. Notwithstanding any other provisions in this Indenture, the Holder
------------
of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Bond on or after the respective due dates thereof expressed in such Bond or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section  5.08     Restoration  of  Rights  and  Remedies.  If the Indenture
                       --------------------------------------
Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Bond Insurer or to such Bondholder, then and in every such case the Issuer, the Indenture Trustee, the Bond Insurer and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Bond Insurer and the Bondholders shall continue as though no such Proceeding had been instituted.

     Section  5.09     Rights and Remedies Cumulative. No right or remedy herein
                       ------------------------------
conferred upon or reserved to the Indenture Trustee, to the Bond Insurer or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section  5.10     Delay  or  Omission Not a Waiver. No delay or omission of
                       --------------------------------
the Indenture Trustee, the Bond Insurer or any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Bond Insurer or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Bond Insurer or by the Bondholders, as the case may be.

     Section  5.11     Control By Bond Insurer.  The Bond Insurer, unless a Bond
                       ------------------------
Insurer Default exists, or (i) the Holders of a majority of the aggregate Bond Principal Balances of Group 1 Bonds and Group 2 Bonds and/or (ii) the Holders of a majority of the aggregate Bond Principal Balances of Group 3 Bonds, if a Bond Insurer Default exists, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Bonds or exercising any trust or power conferred on the Indenture Trustee; provided that:

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) if a Bond Insurer Default exists, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by (A) Holders of Group 1 Bonds and Group 2 Bonds representing not less than 100% of the Bond Principal Balances of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds and/or (B) Holders of Group 3 Bonds representing not less than 100% of the Bond Principal Balances of the Group 3 Bonds;

               (iii) if the conditions set forth in Section 5.05 hereof have been satisfied and the Indenture Trustee, with the consent of the Bond
     Insurer (which consent shall not be required if a Bond Insurer Default exists), elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by (A) Holders of Bonds representing less than 100% of the Bond Principal Balances of the Group 1 Bonds and Group 2 Bonds and /or (ii) Holders of Bonds representing less than 100% of the Bond Principal Balances of the Group 3 Bonds to sell or liquidate the related portion of the Trust Estate shall be of no force and effect; and

               (iv) if a Bond Insurer Default exists, the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Holders of Bonds representing a majority of the Bond Principal Balances of the Bonds.

Notwithstanding  the rights of Bondholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability.

     Section  5.12     Waiver  of Past Defaults. Prior to the declaration of the
                       ------------------------
acceleration of the maturity of the Bonds as provided in Section 5.02 hereof, the Holders of Bonds representing not less than a majority of the aggregate Bond Principal Balance of the Bonds may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Bonds, (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Bond or (c) the waiver of which would materially and adversely affect the interests of the Bond Insurer or modify its obligation under the Bond Insurance Policy. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Bonds shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Section  5.13     Undertaking  for  Costs.  All  parties  to this Indenture
                       -----------------------
agree, and each Holder of any Bond and each Beneficial Owner of any interest therein by such Holder's or Beneficial Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Bondholder, or group of Bondholders, in each case holding in the aggregate more than 10% of the Bond Principal Balances of the Bonds or (c) any suit instituted by any Bondholder for the enforcement of the payment of principal of or interest on any Bond on or after the respective due dates expressed in such Bond and in this Indenture.

     Section 5.14     Waiver of Stay or Extension Laws. The Issuer covenants (to
                      --------------------------------
the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section  5.15     Sale  of  Trust Estate.   The power to effect any sale or
                       ----------------------
other  disposition  (a  "Sale")  of  any portion of the Trust Estate pursuant to
Section 5.04 hereof is expressly subject to the provisions of Section 5.05 hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture shall have been paid. The Indenture Trustee, with the consent of the Bond Insurer (which consent shall not be required if a Bond Insurer Default exists), may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b)     The  Indenture Trustee shall not in any private Sale sell the Trust
Estate,  or  any  portion  thereof,  unless

          (1) the Bond Insurer, unless a Bond Insurer Default exists, or the Holders of all Bonds if a Bond Insurer Default exists, consent to or direct the Indenture Trustee to make, such Sale, or

          (2) the proceeds of such Sale would be not less than the entire amount which would be payable to the Bondholders under the Bonds and the Bond Insurer in respect of amounts drawn under the Bond Insurance Policy and any other amounts due to the Bond Insurer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

          (3) the Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Bond Insurer consents to such Sale, or if a Bond Insurer Default exists, the Holders of Bonds representing at least 100% of the Bond Principal Balances of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

     (c) Unless the Bond Insurer, or if a Bond Insurer Default exists, the Holders representing at least 66-2/3% of the Bond Principal Balances of the Bonds have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this
Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, as trustee for the benefit of the Holders of the Bonds, shall bid an amount at least $1.00 more than the highest other bid.

     (d)     In  connection  with  a  Sale  of  all  or any portion of the Trust
Estate,

          (1) any Holder or Holders of Bonds may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Bonds or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

          (2) the Indenture Trustee, with the consent of the Bond Insurer so long as no Bond Insurer Default exists, may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Bonds and Holders of Certificates and amounts distributable to the Bond Insurer as a result of such Sale in accordance with Section 5.04(b) hererof on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuer and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 5.16     Action on Bonds. The Indenture Trustee's right to seek and
                      ---------------
recover judgment on the Bonds or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Bondholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

     Section  5.17     Performance  and  Enforcement  of  Certain  Obligations.
                       -------------------------------------------------------
Promptly following a request from the Indenture Trustee to do so, the Issuer in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee or the Bond Insurer may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Mortgage Loan
Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, with the consent of the Bond Insurer so long as no Bond Insurer Default exists, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Mortgage Loan Purchase Agreement and the Servicing Agreement. So long as no Bond Insurer Default exists, the Bond Insurer shall have the right to approve or reject any proposed successor to the Master Servicer (other than the Indenture Trustee) under the Servicing Agreement.

     (b) The Indenture Trustee, as pledgee of the Mortgage Loans, subject to the rights of the Bond Insurer under this Agreement and the Servicing Agreement, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Bond Insurer or if a Bond Insurer Default exists, of the Holders of 66-2/3% of the Bond Principal Balances of the Bonds, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.

                                    ARTICLE VI

                              The Indenture Trustee

     Section  6.01     Duties of Indenture Trustee.   If an Event of Default has
                       ---------------------------
occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)     Except  during  the  continuance  of  an  Event  of  Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) from Bondholders or from the Issuer, which they are entitled to give under the Basic Documents or (B) from the Bond Insurer, which it is entitled to give under the Basic Documents.

     (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

     (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

     (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     (h) The Indenture Trustee shall act in accordance with Sections 6.03 and 6.04 of the Servicing Agreement and shall act as successor to the Master Servicer or appoint a successor Master Servicer in accordance with Section 6.02 of the Servicing Agreement.

     Section  6.02     Rights  of Indenture Trustee.   The Indenture Trustee may
                       ----------------------------
rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or Opinion of Counsel with respect to legal matters relating to this Indenture and the Bonds shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) For the limited purpose of effecting any action to be undertaken by the Indenture Trustee, but not specifically as a duty of the Indenture Trustee in the Indenture, the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

     (g) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Indenture Trustee (i) as part of the Indenture Trustee Fee, (ii) pursuant to Sections 3.05(d), 3.05(h), 5.04(b), 6.07 or
8.02(c)  hereunder  or  (iii)  out  of  Available  Funds.


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
     (h) In order to comply with its duties under the U.S. Patriot Act, the Indenture Trustee shall obtain and verify certain information and documentation from the other party to this Indenture, including, but not limited to, such party's name, address, and other identifying information.

     Section  6.03     Individual  Rights  of  Indenture  Trustee. The Indenture
                       ------------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee, subject to the requirements of the Trust Indenture Act. Any Bond Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12 hereof.

     Section  6.04     Indenture  Trustee's  Disclaimer.  The  Indenture Trustee
                       --------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Bonds, it shall not be accountable for the Issuer's use of the proceeds from the Bonds, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Bonds or in the Bonds other than the Indenture Trustee's certificate of authentication.

     Section  6.05     Notice  of Event of Default. Subject to Section 5.01, the
                       ---------------------------
Indenture Trustee shall promptly mail to each Bondholder and the Bond Insurer notice of the Event of Default after it is known to a Responsible Officer of the Indenture Trustee, unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Bond, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Bondholders.

     Section  6.06     Reports  by  Indenture  Trustee  to  Holders  and  Tax
                       ------------------------------------------------------
Administration.  The  Indenture  Trustee  shall  deliver to each Bondholder such
--------------
information as may be required to enable such holder to prepare its federal and state income tax returns.

     The Indenture Trustee shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in
Section 5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee as provided in Section 5.03 of the Trust Agreement.

     Section  6.07     Compensation  and  Indemnity. The Issuer shall pay to the
                       ----------------------------
Indenture Trustee on each Payment Date reasonable compensation for its services. The amount of the Indenture Trustee's Fee shall be paid by the Master Servicer to the Indenture Trustee on each Payment Date pursuant to Section 3.07(a)(x) of the Servicing Agreement and all amounts owing to the Indenture Trustee hereunder (including amounts owing from the Issuer for indemnification and otherwise) in excess of such amount shall be paid solely as provided in Section 3.05(d)(viii),
Section 3.05(h)(viii), Section 3.05(l)(vi) and Section 5.04(b) hereof. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to compensation for its services. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee and the Bond Insurer against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this Trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee or the Bond Insurer to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee and the Bond Insurer may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or the Bond Insurer through the Indenture Trustee's or the Bond Insurer's own willful misconduct, negligence or bad faith.

     The Issuer's payment obligations to the Indenture Trustee and the Bond Insurer pursuant to this Section 6.07 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee or the Bond Insurer. When the Indenture Trustee or the Bond Insurer incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section  6.08     Replacement  of  Indenture  Trustee.  No  resignation  or
                       -----------------------------------
removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Bond Insurer. The Bond Insurer or, if a Bond Insurer Default exists, the Holders of a majority of Bond Principal Balances of the Bonds may remove the Indenture Trustee by so notifying the Indenture Trustee and the Bond Insurer and may appoint a successor Indenture Trustee. The Issuer shall, with the consent of the Bond Insurer so long as no Bond Insurer Default exists, remove the Indenture Trustee if:

               (i) the Indenture Trustee fails to comply with Section 6.11 hereof;

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer, with the consent of the Bond Insurer so long as no Bond Insurer Default exists, shall promptly appoint a successor Indenture Trustee.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to the Bond Insurer and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The


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
successor Indenture Trustee shall mail a notice of its succession to Bondholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture
Trustee, the Issuer, the Bond Insurer or the Holders of a majority of Bond Principal Balances of the Bonds may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

     Section  6.09     Successor  Indenture  Trustee by Merger. If the Indenture
                       ---------------------------------------
Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Rating Agencies and the Bond Insurer with prior written notice of any such transaction.

     If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Bonds shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Bonds so authenticated; and if at that time any of the Bonds shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Bonds either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is in the Bonds or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section  6.10     Appointment of Co-Indenture Trustee or Separate Indenture
                       ---------------------------------------------------------
Trustee. (a) Notwithstanding  any  other  provisions  of  this Indenture, at any
-------
time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Bondholders and the Bond Insurer, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee or the Bond Insurer may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof and notice to the Bond Insurer but not to the Bondholders (unless a Bond Insurer Default exists, in which case notice will be sent to the Bondholders) of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11     Eligibility; Disqualification. The Indenture Trustee shall
                      -----------------------------
at all times satisfy the requirements of TIA Sec. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of Baa3 or better by Moody's and BBB or better by Standard & Poor's. The Indenture Trustee shall comply with TIA Sec. 310(b), including the optional provision permitted by the second sentence of TIA Sec. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Sec. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Sec. 310(b)(1) are met.

     Section  6.12     Preferential  Collection  of  Claims  Against Issuer. The
                       ----------------------------------------------------
Indenture Trustee shall comply with TIA Sec. 311(a), excluding any creditor relationship listed in TIA Sec. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Sec. 311(a) to the extent indicated.

     Section  6.13     Representations  and  Warranties.  The  Indenture Trustee
                       --------------------------------
hereby  represents  that:

               (i) The Indenture Trustee is duly organized and validly existing as an association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

               (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

               (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

               (iv) To the Indenture Trustee's knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

     Section  6.14     Directions to Indenture Trustee. The Indenture Trustee is
                       -------------------------------
hereby  directed:

     (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust Estate in trust for the Bondholders and the Bond Insurer;

     (b) to authenticate and deliver the Bonds substantially in the form prescribed by Exhibits A-1, A-2 and A-3 to this Indenture in accordance with the terms of this Indenture; and

     (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

     Section  6.15     The  Agents. The provisions of this Indenture relating to
                       -----------
the limitations of the Indenture Trustee's liability and to its indemnity, rights and protections shall inure also to the Paying Agent and Bond Registrar.

                                  ARTICLE VII

                         Bondholders' Lists and Reports

     Section 7.01     Issuer To Furnish Indenture Trustee Names and Addresses of
                      ----------------------------------------------------------
Bondholders.  The  Issuer will furnish or cause to be furnished to the Indenture
-----------
Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Bonds as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Bond Registrar, no such list shall be required to be furnished to the Indenture Trustee.

     Section  7.02     Preservation  of  Information;  Communications  to
                       --------------------------------------------------
Bondholders.  (a) The  Indenture Trustee shall preserve, in as current a form as
------------
is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Bonds received by the Indenture Trustee in its capacity as Bond Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

     (b) Bondholders may communicate pursuant to TIA Sec. 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

     (c) The Issuer, the Indenture Trustee and the Bond Registrar shall have the protection of TIA Sec. 312(c).

     Section  7.03     Reports  of  Issuer.  Subject  to  Section  4.06  of  the
                       -------------------
Servicing Agreement The Indenture Trustee shall file with the Commission on behalf of the Issuer, with a copy to the Issuer and the Bond Insurer within 15 days before the Issuer is required to file the same with the Commission, the annual reports and the information, documents and other reports (or such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) The Indenture Trustee shall file with the Commission, on behalf of the Issuer, in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) The Indenture Trustee shall supply (and the Indenture Trustee shall transmit by mail to all Bondholders described in TIA Sec. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section  7.04     Reports  by  Indenture  Trustee.  If required by TIA Sec.
                       -------------------------------
313(a), within 60 days after each January 30 beginning with March 31, 2005, the Indenture Trustee shall mail to each Bondholder as required by TIA Sec. 313(c) and the Bond Insurer a brief report dated as of such date that complies with TIA Sec. 313(a). The Indenture Trustee also shall comply with TIA Sec. 313(b).

     A copy of each report at the time of its mailing to Bondholders shall be filed by the Indenture Trustee with the Commission via EDGAR and each stock exchange, if any, on which the Bonds are listed. The Issuer shall notify the Indenture Trustee if and when the Bonds are listed on any stock exchange.

     Section  7.05     Statements  to Bondholders.  With respect to each Payment
                       --------------------------
Date, the Indenture Trustee shall make available via the Indenture Trustee's website https://www.corporatetrust.db.com/invr or deliver at the recipient's option to each Bondholder and each Certificateholder, the Bond Insurer, the Derivative Contract Counterparty, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information as to the Bonds, to the extent applicable:

               (i) the aggregate amount of collections with respect to the Mortgage Loans;

               (ii) the Group 1 Available Funds, Group 2 Available Funds, Group 3 Available Funds and Net Monthly Excess Cash Flow, with respect to the Group 1 Loans, Group 2 Loans and Group 3 Loans, payable to each Class of Bondholders for such Payment Date, the Basis Risk Shortfall Carry-Forward Amount on each Class of Bonds for such Payment Date and the aggregate Unpaid Interest Shortfall on each Class of Bonds for such Payment Date;

               (iii) (a) the amount of such distribution to each Class 1-A, Class 2-A-1, Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds applied to reduce the Bond Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

               (iv) the Class 1-A Insured Amount, Class 2-A-1 Insured Amount and Class 2-A-2 Insured Amount, if any, paid by the Bond Insurer under the Bond Insurance Policy for such Payment Date and the aggregate Insured Amounts for all prior Payment Dates paid by the Bond Insurer under the Bond Insurance Policy and not yet reimbursed;

               (v) the amount of such distribution to Holders of each Class of Bonds allocable to interest;

               (vi)     the  amount  of  such  distribution to the Certificates;

               (vii) if the distribution to the Holders of any Class of Bonds is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (viii) the number and the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period, determined in the aggregate and separately for Loan Group 1, Loan Group 2 and Loan Group 3;

               (ix) the aggregate Bond Principal Balance of each Class of Bonds, after giving effect to the amounts distributed on such Payment Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal and the aggregate Bond Principal Balance of all of the Class 1-A, Class 2-A-1, Class 2-A-2, Class 3-A, Class 3-M-1, Class 3-M-2 and Class 3-B Bonds after giving effect to the distribution of principal on such Payment Date;

               (x) the number and aggregate Stated Principal Balances of Mortgage Loans (a) as to which the Monthly Payment is delinquent for 31-60 days, 61-90 days, 91 or more days, respectively, (b) in foreclosure and (c) that have become REO Property, in each case as of the end of the preceding calendar month, determined in the aggregate and separately for Loan Group 1, Loan Group 2 and Loan Group 3;

               (xi) the Group 1 Net Derivative Contract Payment Amount, Group 2 Net Derivative Contract Payment Amount and Group 3 Net Derivative Contract Payment Amount;

               (xii) the Overcollateralization Increase Amount with respect to each Loan Group, Overcollateralization Release Amount, Overcollateralization Target Amount and Overcollateralized Amount, if any, in each case as the end of the related Payment Date, in each case as determined separately for each Loan Group;

               (xiii) the amount of any Advances and Compensating Interest payments;

               (xiv) the aggregate Realized Losses with respect to the related Payment Date and cumulative Realized Losses since the Closing Date;

               (xv) the number and aggregate Stated Principal Balance of Mortgage Loans repurchased pursuant to the Mortgage Loan Purchase Agreement for the related Payment Date and cumulatively since the Closing Date determined in the aggregate and separately for Loan Group 1, Loan Group 2 and Loan Group 3;

               (xvi)     the  book  value  of  any  REO  Property;

               (xvii) the amount of any Prepayment Interest Shortfalls or Relief Act Shortfalls for such Payment Date; and

               (xviii)     the  aggregate  Stated  Principal Balance of Mortgage
     Loans purchased pursuant to Section 3.18 of the Servicing Agreement for the related Payment Date and cumulatively since the Closing Date.

     Items (iii) and (v) above shall be presented on the basis of a Bond having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Bonds are outstanding, the Indenture Trustee shall furnish a report to each Bondholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (iii), (iv) and (v) with respect to the Bonds for such calendar year.

     The Indenture Trustee may conclusively rely upon the Remittance Report provided by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement and on the amount of the Group 1, Group 2 and Group 3 Net Derivative Contract Payment Amount furnished to the Indenture Trustee pursuant to the Derivative Contracts in its preparation of its Statement to Bondholders.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

     Section  8.01     Collection  of  Money.  Except  as  otherwise  expressly
                       ---------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     Section  8.02     Trust  Accounts.  (a) On  or  prior  to the Closing Date,
                       ---------------
the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Bondholders, the Bond Insurer and the Derivative Contract Counterparty, the Payment Account as provided in Section 3.01 hereof.

     (b) All monies deposited from time to time in the Payment Account and all deposits therein pursuant to this Indenture (other than deposits of any gain or income on investments thereof) are for the benefit of the Bondholders and the Bond Insurer. Any loss on any investment made by the Indenture Trustee with funds in the Payment Account shall be reimbursed immediately to the Trust Estate by the Master Servicer. All investments made with monies in the Payment Account and the Certificate Distribution Account including all income or other gain from such investments shall be for the benefit of and the risk of the Master Servicer.

     (c) On each Payment Date, the Indenture Trustee shall pay itself the Indenture Trustee's Fee for such Payment Date and then shall pay the Derivative Contract Counterparty the Group 1 Net Derivative Contract Payment Amount, Group 2 Net Derivative Contract Payment Amount and Group 3 Net Derivative Contract Payment Amount, in each case excluding any Additional Derivative Contract Counterparty Payment, and then the Indenture Trustee shall distribute all remaining amounts on deposit in the Payment Account to the Bondholders in respect of the Bonds and to such other persons in the order of priority set forth in Section 3.05 hereof (except as otherwise provided in Section 5.04(b) hereof).

     (d) The Indenture Trustee shall invest any funds in the Payment Account, but only in Eligible Investments, as directed by the Master Servicer, maturing no later than the Business Day preceding each Payment Date and such Eligible Investments shall not be sold or disposed of prior to their maturity.

     Section 8.03     Officer's Certificate. The Indenture Trustee shall receive
                      ---------------------
at least seven Business Days' notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

     Section  8.04     Termination  Upon  Distribution  to  Bondholders.  This
                       ------------------------------------------------
Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to Bondholders, the Bond Insurer, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     Section  8.05     Release  of Trust Estate.  (a)  Subject to the payment of
                       ------------------------
its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any repurchase by the Master Servicer of a Mortgage Loan pursuant to Section 3.18 of the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

     (b) The Indenture Trustee shall, at such time as (i) there are no Bonds Outstanding, (ii) all sums due to the Indenture Trustee pursuant to this Indenture have been paid and (iii) all sums due to the Bond Insurer have been paid, release any remaining portion of the Trust Estate that secured the Bonds from the lien of this Indenture.

     (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel stating that all applicable requirements have been satisfied, and a letter from the Bond Insurer stating that the Bond Insurer has no objection to such request from the Issuer, except as otherwise provided in clause (a).

     Section  8.06     Surrender  of  Bonds Upon Final Payment. By acceptance of
                       ---------------------------------------
any Bond, the Holder thereof agrees to surrender such Bond to the Indenture Trustee promptly, prior to such Bondholder's receipt of the final payment thereon.

     Section  8.07     Optional  Redemption  of  the  Bonds.  (a)  The  Majority
                       ------------------------------------
Certificateholder shall have the option to redeem the Group 1 Bonds and the Group 2 Bonds in whole, but not in part, on any Payment Date on or after the earlier of (i) the Payment Date on which the aggregate Stated Principal Balance of the Group 1 Loans and the Group 2 Loans as of the end of the prior Due Period is less than or equal to 20% of the aggregate Group 1 Cut-off Date Balance and Group 2 Cut-off Date Balance and (ii) the Payment Date occurring in October 2014; provided, that if the Majority Certificateholder fails to exercise such option, the Bond Insurer will have the right to purchase the

Group 1 Bonds and Group 2 Bonds at the same price and in the same manner as effected by the Majority Certificateholder. The Majority Certificateholder shall have the option to redeem the Group 3 Bonds in whole, but not in part, on any Payment Date on or after the earlier of (i) the Payment Date on which the aggregate Stated Principal Balance of the Group 3 Loans as of the end of the prior Due Period is less than or equal to 20% of the aggregate Group 3 Cut-off Date Balance and (ii) the Payment Date occurring in October 2014. The aggregate redemption price for each Group of Bonds will be equal to the unpaid Bond
Principal Balance of such Bonds as of the Payment Date on which the proposed redemption will take place in accordance with the foregoing, together with accrued and unpaid interest thereon at the applicable Bond Interest Rate through such Payment Date (including any related Unpaid Interest Shortfall and Basis Risk Shortfall Carry-Forward Amount), plus an amount sufficient to pay in full all amounts owing to the Bond Insurer and the Indenture Trustee under this Indenture and the Insurance Agreement (which amounts shall be specified in writing upon request of the Issuer by the Indenture Trustee and the Bond
Insurer) and plus an amount equal to any amounts owing to the Derivative Contract Counterparty under the Derivative Contracts.

     (b) In order to exercise the foregoing option, the Issuer shall provide written notice of its exercise of such option to the Indenture Trustee, the Bond Insurer, the Owner Trustee and the Master Servicer at least 15 days prior to its exercise. Following receipt of the notice, the Indenture Trustee shall provide notice to the Bondholders of the final payment on the Bonds. In addition, the Issuer shall, not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made, deposit the aggregate redemption price specified in (a) above with the Indenture Trustee, who shall deposit the aggregate redemption price into the Payment Account and shall, on the Payment Date after receipt of the funds, apply such funds to make final payments of principal and interest on the Bonds in accordance with Section 3.05(b) and (c) hereof and payment in full to the Indenture Trustee hereunder and the Bond Insurer for all amounts owing under the Insurance Agreement, and this Indenture shall be discharged subject to the provisions of Section 4.10 hereof. If for any reason the amount deposited by the Issuer is not sufficient to make such redemption or such redemption cannot be completed for any reason, the amount so deposited by the Issuer with the Indenture Trustee shall be immediately returned to the Issuer in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate.


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
                                   ARTICLE IX

                             Supplemental Indentures

     Section  9.01     Supplemental  Indentures  Without Consent of Bondholders.
                       --------------------------------------------------------
Without the consent of the Holders of any Bonds but with the prior written consent of the Bond Insurer and prior notice to the Rating Agencies and the Bond Insurer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Bonds or the Bond Insurer, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

               (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Bond Insurer or the Holders of the Bonds;

               (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Bonds and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof; or

               (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and (ii) entering into such indenture supplement will not result in a "substantial modification" of the Bonds under Treasury Regulation Section 1.1001-3 or adversely affect the status of the Bonds as indebtedness for federal income tax purposes.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Bonds but with the prior written consent of the Bond Insurer and prior notice to the Rating Agencies and the Bond Insurer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, and shall not (ii) adversely affect in any material respect the interests of any Bondholder or (iii) if 100% of the Certificates are not owned by IMH Assets Corp., cause the Issuer to be subject to an entity level tax for federal income tax purposes.

     Section  9.02     Supplemental  Indentures With Consent of Bondholders. The
                       ----------------------------------------------------
Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and, with the prior written consent of the Bond Insurer and with the consent of the Holders of not less than a majority of the Bond Principal Balance of each Class of Bonds affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Bond affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Bond, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Bonds, or change any place of payment where, or the coin or currency in which, any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
     Article V, to the payment of any such amount due on the Bonds on or after the respective due dates thereof;

               (ii) reduce the percentage of the Bond Principal Balances of the Bonds, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

               (iv) reduce the percentage of the Bond Principal Balances of the Bonds required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

               (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Bond affected thereby;

               (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Bond on any Payment Date (including the calculation of any of the individual components of such calculation); or

               (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security provided by the lien of this Indenture;

and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer (if 100% of the Certificates are not owned by IMH Assets Corp.) to be subject to an entity level tax.

     Any such action shall not adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture) as evidenced by an Opinion of Counsel (provided by the Person requesting such supplemental indenture) delivered to the Indenture Trustee.

     No supplemental indenture adverse to the interests of the Derivative Contract Counterparty shall be entered into without the Derivative Contract Counterparty's written consent.

     It  shall  not  be  necessary for any Act of Bondholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Bonds to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section  9.03     Execution  of  Supplemental  Indentures. In executing, or
                       ---------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

A     Section  9.04     Effect  of Supplemental Indenture. Upon the execution of
                        ---------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Bonds affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Bonds shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section  9.05     Conformity  with  Trust Indenture Act. Every amendment of
                       -------------------------------------
this  Indenture  and  every  supplemental  indenture  executed  pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     Section  9.06     Reference  in  Bonds  to  Supplemental  Indentures. Bonds
                       --------------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Bonds so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Bonds.

                                    ARTICLE X

                                  Miscellaneous

     Section  10.01     Compliance  Certificates  and  Opinions,  etc.  Upon any
                        ---------------------------------------------
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Bond Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

          (5) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent Certificate".

     (b)  (i)     Prior  to  the  deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01 (a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Bond Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

               (ii) Whenever the Issuer is required to furnish to the Indenture Trustee and the Bond Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Bond Insurer an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Bond Principal Balances of the Bonds, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Bond Principal Balances of the Bonds.

               (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Bond Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

               (iv) Whenever the Issuer is required to furnish to the Indenture Trustee and the Bond Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Bond Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Bond Principal Balances of the Bonds, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Bond Principal Balances of the Bonds.

     Section  10.02     Form of Documents Delivered to Indenture Trustee. In any
                        ------------------------------------------------
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 10.03     Acts of Bondholders.  Any request, demand, authorization,
                       -------------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c)     The  ownership  of  Bonds  shall  be  proved by the Bond Registrar.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

     Section 10.04     Notices etc., to Indenture Trustee, Issuer, Bond Insurer,
                       ---------------------------------------------------------
Seller  and  Rating  Agencies.  Any  request,  demand, authorization, direction,
-----------------------------
notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Bondholders is to be made upon, given or furnished to or filed with:

               (i) the Indenture Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Bondholders to the Issuer; or

               (ii) the Issuer by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Impac CMB Trust Series 2004-8, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19990-0001, Attention:
     Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Bondholders to the Indenture Trustee; or

               (iii) the Bond Insurer by the Issuer, the Indenture Trustee or by any Bondholders shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Financial Guaranty Insurance Corporation, 125 Park Avenue, New York, New York 10017, Attention: Research and Risk Management. The Bond Insurer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Bondholders to the Issuer or Indenture Trustee, as the case may be; or

               (iv) the Seller by the Indenture Trustee shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Impac Mortgage Holdings, Inc., 1401 Dove Street, Newport Beach, California 92660,
     Attention: General Counsel. The Seller shall promptly transmit any notice received by it from the Indenture Trustee to the Bond Insurer.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address:
Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 55 Water Street, 41st
Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section  10.05     Notices  to  Bondholders;  Waiver.  Where this Indenture
                        ---------------------------------
provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Bondholder affected by such event, at such Person's address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the

Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

     Section  10.06     Conflict  with  Trust  Indenture  Act.  If any provision
                        -------------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA Sec.Sec. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section  10.07     Effect  of  Headings.  The  Article and Section headings
                        --------------------
herein  are  for  convenience only and shall not affect the construction hereof.

     Section  10.08     Successors  and Assigns. All covenants and agreements in
                        -----------------------
this Indenture and the Bonds by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section  10.09     Separability. In case any provision in this Indenture or
                        ------------
in the Bonds shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section  10.10     Benefits  of  Indenture.  The  Bond  Insurer  and  its
                        -----------------------
successors and assigns shall be a third-party beneficiary to the provisions of this Indenture. To the extent that this Indenture confers upon or gives or grants to the Bond Insurer any right, remedy or claim under or by reason of this Indenture, the Bond Insurer may enforce any such right, remedy or claim conferred, given or granted hereunder. Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Bondholders and the Bond Insurer, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section  10.11     Legal  Holidays. In any case where the date on which any
                        ---------------
payment is due shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section  10.12     GOVERNING  LAW.  THIS  INDENTURE  SHALL  BE CONSTRUED IN
                        --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section  10.13     Counterparts.  This  Indenture  may  be  executed in any
                        ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section  10.14     Recording  of Indenture. If this Indenture is subject to
                        -----------------------
recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Bondholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section  10.15     Issuer Obligation. No recourse may be taken, directly or
                        -----------------
indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Bonds or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

     Section 10.16     No Petition. The Indenture Trustee, by entering into this
                       -----------
Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Basic Documents.

     Section  10.17     Inspection.  The  Issuer agrees that, at its expense, on
                        ----------
reasonable prior notice, it shall permit any representative of the Indenture Trustee and the Bond Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Bond Insurer shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Bond Insurer may reasonably determine that such disclosure is consistent with its obligations hereunder.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        IMPAC CMB TRUST SERIES 2004-8, as
                                        Issuer
                                        Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee

                                        By:  ________________________________
                                        Name:
                                        Title:


                                        DEUTSCHE BANK NATIONAL TRUST
                                        COMPANY, as Indenture Trustee


                                        By:  ________________________________
                                        Name:
                                        Title:


                                        By:  ________________________________
                                        Name:
                                        Title:

Acknowledged and agreed with respect to Section 2.07 hereof:


IMPAC MORTGAGE HOLDINGS, INC.,
as Seller


By:  ________________________________
Name:
Title:

STATE OF CALIFORNIA  )
                     ) ss.:
COUNTY OF ORANGE     )

     On this _____ day of September, 2004, before me personally appeared ______________________ to me known, who being by me duly sworn, did depose and say, that he is the ____________________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.



                                             Notary  Public


                                             ________________________
                                             NOTARY  PUBLIC



[NOTARIAL  SEAL]


STATE OF CALIFORNIA  )
                     ) ss.:
COUNTY OF ORANGE     )

     On  this  ____  day  of  September,  2004,  before  me  personally appeared
____________________ to me known, who being by me duly sworn, did depose and say, that he is an _________________________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that she signed her name thereto by like order.



                                             Notary  Public


                                             ________________________
                                             NOTARY  PUBLIC]



[NOTARIAL  SEAL]

STATE OF DELAWARE     )
                      ) ss.:
COUNTY OF NEW CASTLE  )

     On this ____ day of September, 2004, before me personally appeared _______________________ to me known, who being by me duly sworn, did depose and say, that she is a ____________________________ of the Owner Trustee, one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.



                                             Notary  Public


                                             ________________________
                                             NOTARY  PUBLIC]



[NOTARIAL  SEAL]

STATE OF CALIFORNIA  )
                     ) ss.:
COUNTY OF _________  )

     On this ____ day of September, 2004, before me personally appeared _______________________ to me known, who being by me duly sworn, did depose and say, that she is a ____________________________ of the Seller, one of the entities described in and which executed the above instrument; and that she signed her name thereto by like order.



                                             Notary  Public


                                             ________________________
                                             NOTARY  PUBLIC]



[NOTARIAL  SEAL]

                                  EXHIBIT A-1

                           FORM OF CLASS [_-A-_] BONDS

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS BOND OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST [AND THE BOND INSURANCE POLICY] AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

PRINCIPAL OF THIS BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-1-1

                          IMPAC CMB TRUST SERIES 2004-8
                        COLLATERALIZED ASSET-BACKED BONDS
                                  CLASS [_-A-_]


AGGREGATE BOND PRINCIPAL                  BOND INTEREST
BALANCE:                                  RATE: [Adjustable Rate]
$[        ]

INITIAL BOND PRINCIPAL                    BOND NO. 1
BALANCE OF THIS BOND: $[        ]

PERCENTAGE INTEREST: 100%                 CUSIP NO. [        ]


     Impac CMB Trust Series 2004-8 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ($_________________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in October 2004 and ending on or before the Payment Date occurring in [_________] (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Bond (this "Bond") outstanding from time to time as provided below.

     This Bond is one of a duly authorized issue of the Issuer's Collateralized Asset-Backed Bonds, Series 2004-8 (the "Bonds"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     [Financial Guaranty Insurance Corporation (the "Bond Insurer"), in consideration of the payment of the premium and subject to the terms of the bond insurance policy (the "Bond Insurance Policy") issued thereby, has unconditionally and irrevocably guaranteed the payment of the Class 1-A, Class 2-A-1 and Class 2-A-2 Insured Amount with respect to the Class 1-A, Class 2-A-1 and Class 2-A-2 Bonds, respectively, with respect to each Payment Date. Such Bond Insurance Policy will not cover any Prepayment Interest Shortfalls, Relief Act Shortfalls or Basis Risk Shortfall Carry- Forward Amount.]

     Payments of principal and interest on this Bond will be made on each Payment Date to the Bondholder of record as of the related Record Date. The "Bond Principal Balance" of a Bond as of any date of determination is equal to the initial Bond Principal Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal [and the aggregate amount of cumulative Realized Losses allocated to such Bond on all prior Payment Dates].


                                      A-1-2

     The principal of, and interest on, this Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be equal to this Bond's pro rata share of the aggregate payments on all Class [_-A-_] Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

     All principal and interest accrued on the Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

     The Group 1 Bonds and Group 2 Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the payment date on which the aggregate Stated Principal Balance of the Group 1 Loans as of the end of the prior Due Period is less than or equal to 20% of the sum of the aggregate Stated Principal Balance of the Group 1 Loans as of the Cut-off Date and the aggregate Stated Principal Balance of the Group 2 Loans as of the Cut-off Date and (ii) the payment date occurring in September 2014; provided that if the Majority Certificateholder fails to exercise such option, the Bond Insurer will have the right to exercise such option. The Group 3 Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the payment date on which the aggregate Stated Principal Balance of the Group 3 Loans as of the end of the prior Due Period is less than or equal to 20% of the aggregate Stated Principal Balance of the Group 3 Loans as of the Cut-off Date and (ii) the payment date occurring in September 2014.

     The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Class [_-A-_] Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, IMH Assets Corp., Impac Mortgage Holdings, Inc., the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class [_-A-_] Bonds pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

     Any payment of principal or interest payable on this Bond which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Bond is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Bond Register on such Record Date, except for the final installment of principal and interest payable with respect to such Bond, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Bond delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All scheduled reductions in the principal amount of a Bond (or one or more predecessor Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. The final payment of this Bond shall be payable


                                      A-1-3
upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

     Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the right to unpaid principal and interest that were carried by such other Bond.

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Bonds, the amount payable to the Holder of this Bond will be equal to the sum of the unpaid Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

     The failure to pay any Unpaid Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

     The Holder of this Bond or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring the Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of a Bond will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code as a result of the Issuer, the Seller, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Subservicer, any other servicer, any administrator, any provider of credit support, any owner of the Certificates, or any of their Affiliates being a "Party in Interest" (within the meaning of ERISA) or Disqualified Person (within the meaning of the Code) with respect to such Holder or Beneficial Owner that is a Plan and (B) the Bonds are rated investment grade or better and such person believes that the Bonds are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Bonds. Alternatively, regardless of the rating of the Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

     [Pursuant to the Indenture, unless a Bond Insurer Default (as defined in the Indenture) exists (i) the Bond Insurer shall be deemed to be the holder of the Class [_-A-_] Bonds for certain purposes specified in the Indenture (other than with respect to payment on the Class [_-A-_] Bonds), and will


                                      A-1-4
be entitled to exercise all rights of the Bondholders thereunder, including the rights of Bondholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Bondholders, and
(ii) the Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction, or with the consent, of the Bond Insurer.]

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Bond at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Bonds of any authorized denominations and of a like aggregate initial Bond Principal Balance, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Bond is registered as the owner of such Bond (i) on the applicable Record Date for the purpose of making payments and interest of such Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting (i) the Bond Insurer or (ii) if the Bond Insurer defaults, the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more predecessor Bonds) shall bind the Holder of every Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Bond. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

     Initially, the Bonds will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Bonds will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Bonds of different authorized denominations, as requested by the Holder surrendering same.

     Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


                                      A-1-5

     AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE CREATING THIS BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-1-6

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September 29, 2004

                                       IMPAC CMB TRUST SERIES 2004-8

                                       BY:  WILMINGTON TRUST COMPANY, not in
                                       its individual capacity but solely in its
                                       capacity as Owner Trustee


                                       By:____________________________________
                                       Authorized Signatory



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Bonds referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee



By:______________________________________
    Authorized Signatory


                                      A-1-7

                                  ABBREVIATIONS
                                  -------------

     The following abbreviations, when used in the inscription on the face of the Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM        --  as tenants in common
     TEN ENT        --  as tenants by the entireties
     JT TEN         --  as joint tenants with right of survivorship and not
                        as tenants in common
UNIF GIFT MIN ACT   --  __________ Custodian
                        ______________________________
                        (Cust)                 (Minor)

                        under Uniform Gifts to Minor Act
                        _____________________
                                                      (State)


     Additional  abbreviations  may  also  be used though not in the above list.


                                      A-1-8

                                   ASSIGNMENT
                                   ----------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER  IDENTIFYING  NUMBER  OF
                                    ASSIGNEE:

           __________________________________________________________
           __________________________________________________________
           __________________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)



________________________________________________________________________________
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ___________ attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________      _______________________________________

Signature Guaranteed by________________________________________

     NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                      A-1-9

                                   EXHIBIT A-2

                          FORM OF CLASS [_]-M-[_] BONDS

THIS BOND IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS [_-A-_] BONDS [AND CLASS [_]-M-[_] BONDS] AS DESCRIBED IN THE INDENTURE.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS BOND OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

PRINCIPAL OF THIS BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-2-1

                          IMPAC CMB TRUST SERIES 2004-8
                        COLLATERALIZED ASSET-BACKED BONDS
                                 CLASS [_]-M-[_]


AGGREGATE BOND PRINCIPAL               BOND INTEREST
BALANCE:                               RATE: Adjustable Rate
[_________]

INITIAL BOND PRINCIPAL                 BOND NO. 1
BALANCE OF THIS BOND: $[__________]

PERCENTAGE INTEREST: 100%              CUSIP NO. [________]

     Impac CMB Trust Series 2004-8 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ ($___________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in October 2004 and ending on or before the Payment Date occurring in [__________] (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Bond (this "Bond") outstanding from time to time as provided below.

     This Bond is one of a duly authorized issue of the Issuer's Collateralized Asset-Backed Bonds, Series 2004-8 (the "Bonds"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Payments of principal and interest on this Bond will be made on each Payment Date to the Bondholder of record as of the related Record Date. The "Bond Principal Balance" of a Bond as of any date of determination is equal to the initial Bond Principal Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Bond on all prior Payment Dates.

     The principal of, and interest on, this Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be equal to this Bond's pro rata share of the aggregate payments on all Class [_]-M-[_] Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

     All principal and interest accrued on the Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.


                                      A-2-2

     The Group 1 Bonds and Group 2 Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the payment date on which the aggregate Stated Principal Balance of the Group 1 Loans as of the end of the prior Due Period is less than or equal to 20% of the sum of the aggregate Stated Principal Balance of the Group 1 Loans as of the Cut-off Date and the aggregate Stated Principal Balance of the Group 2 Loans as of the Cut-off Date and (ii) the payment date occurring in September 2014; provided that if the Majority Certificateholder fails to exercise such option, the Bond Insurer will have the right to exercise such option. The Group 3 Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the payment date on which the aggregate Stated Principal Balance of the Group 3 Loans as of the end of the prior Due Period is less than or equal to 20% of the aggregate Stated Principal Balance of the Group 3 Loans as of the Cut-off Date and (ii) the payment date occurring in September 2014.

     The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Class [_]-M-[_] Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, IMH Assets Corp., Impac Mortgage Holdings, Inc., the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class [_]-M-[_] Bonds pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

     Any payment of principal or interest payable on this Bond which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Bond is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Bond Register on such Record Date, except for the final installment of principal and interest payable with respect to such Bond, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Bond delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Bond (or one or more predecessor Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. The final payment of this Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

     Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the right to unpaid principal and interest that were carried by such other Bond.


                                      A-2-3

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Bonds, the amount payable to the Holder of this Bond will be equal to the sum of the unpaid Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

     The failure to pay any Unpaid Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

     The Holder of this Bond or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring the Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of a Bond will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code as a result of the Issuer, the Seller, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Subservicer, any other servicer, any administrator, any provider of credit support, any owner of the Certificates, or any of their Affiliates being a "Party in Interest" (within the meaning of ERISA) or Disqualified Person (within the meaning of the Code) with respect to such Holder or Beneficial Owner that is a Plan and (B) the Bonds are rated investment grade or better and such person believes that the Bonds are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Bonds. Alternatively, regardless of the rating of the Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Bond at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Bonds of any authorized denominations and of a like aggregate initial Bond Principal Balance, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Bond is registered as the owner of such Bond (i) on the applicable Record Date for the purpose of


                                      A-2-4
making payments and interest of such Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more predecessor Bonds) shall bind the Holder of every Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Bond. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

     Initially, the Bonds will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Bonds will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Bonds of different authorized denominations, as requested by the Holder surrendering same.

     Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE CREATING THIS BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-2-5

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September 29, 2004

                                     IMPAC CMB TRUST SERIES 2004-8

                                     BY:  WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely in its
                                          capacity as Owner Trustee



                                     By:  _______________________________
                                          Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Bonds referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee




By:  ___________________________________
     Authorized Signatory


                                      A-2-6

                                  ABBREVIATIONS
                                  -------------

     The following abbreviations, when used in the inscription on the face of the Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM        --  as tenants in common
     TEN ENT        --  as tenants by the entireties
     JT TEN         --  as joint tenants with right of survivorship and not
                        as tenants in common
UNIF GIFT MIN ACT   --  __________ Custodian
                        ______________________________
                        (Cust)                 (Minor)

                        under Uniform Gifts to Minor Act
                        _____________________
                                                      (State)


    Additional abbreviations may also be used though not in the above list.


                                      A-2-7

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

              ____________________________________________________

              ____________________________________________________

              ____________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)



________________________________________________________________________________
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________      ___________________________________________

Signature Guaranteed by ____________________________________________

     NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                      A-2-8

                                   EXHIBIT A-3

                             FORM OF CLASS 3-B BONDS

THIS BOND IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A BONDS AND CLASS M BONDS AS DESCRIBED IN THE INDENTURE.

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS BOND OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN SECTION 4.15 OF THE INDENTURE.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

PRINCIPAL OF THIS BOND IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-3-1

                          IMPAC CMB TRUST SERIES 2004-8
                        COLLATERALIZED ASSET-BACKED BONDS
                                    CLASS 3-B


AGGREGATE BOND PRINCIPAL             BOND INTEREST
BALANCE:                             RATE: [Adjustable Rate]
[_________]

INITIAL BOND PRINCIPAL               BOND NO. 1
BALANCE OF THIS BOND: $[________]

PERCENTAGE INTEREST: 100%            CUSIP NO. [_________]

     Impac CMB Trust Series 2004-8 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ ($___________) in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in October 2004 and ending on or before the Payment Date occurring in [__________] (the "Final Scheduled Payment Date") and to pay interest on the Bond Principal Balance of this Bond (this "Bond") outstanding from time to time as provided below.

     This Bond is one of a duly authorized issue of the Issuer's Collateralized Asset-Backed Bonds, Series 2004-8 (the "Bonds"), issued under an Indenture dated as of September 29, 2004 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Bonds and the terms upon which the Bonds are to be authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Payments of principal and interest on this Bond will be made on each Payment Date to the Bondholder of record as of the related Record Date. The "Bond Principal Balance" of a Bond as of any date of determination is equal to the initial Bond Principal Balance thereof, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal and the aggregate amount of cumulative Realized Losses allocated to such Bond on all prior Payment Dates.

     The principal of, and interest on, this Bond are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be equal to this Bond's pro rata share of the aggregate payments on all Class 3-B Bonds as described above, and shall be applied as between interest and principal as provided in the Indenture.

     All principal and interest accrued on the Bonds, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.


                                      A-3-2

     The Group 1 Bonds and Group 2 Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the payment date on which the aggregate Stated Principal Balance of the Group 1 Loans as of the end of the prior Due Period is less than or equal to 20% of the sum of the aggregate Stated Principal Balance of the Group 1 Loans as of the Cut-off Date and the aggregate Stated Principal Balance of the Group 2 Loans as of the Cut-off Date and (ii) the payment date occurring in September 2014; provided that if the Majority Certificateholder fails to exercise such option, the Bond Insurer will have the right to exercise such option. The Group 3 Bonds are subject to redemption in whole, but not in part, by the Majority Certificateholder, on or after the earlier of (i) the payment date on which the aggregate Stated Principal Balance of the Group 3 Loans as of the end of the prior Due Period is less than or equal to 20% of the aggregate Stated Principal Balance of the Group 3 Loans as of the Cut-off Date and (ii) the payment date occurring in September 2014.

     The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate will be the sole source of payments on the Class 3-B Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, IMH Assets Corp., Impac Mortgage Holdings, Inc., the Master Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class 3-B Bonds pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

     Any payment of principal or interest payable on this Bond which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Bond is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Bond Register on such Record Date, except for the final installment of principal and interest payable with respect to such Bond, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Bond delivered to the Indenture Trustee at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Bond (or one or more predecessor Bonds) effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Bond and of any bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond. The final payment of this Bond shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Corporate Trust Office or the office or agency of the Issuer maintained by it for such purpose pursuant to Section 3.02 of the Indenture.

     Subject to the foregoing provisions, each Bond delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the right to unpaid principal and interest that were carried by such other Bond.


                                      A-3-3

     If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Bond Principal Balance of the Bonds, the amount payable to the Holder of this Bond will be equal to the sum of the unpaid Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Bonds, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Bonds or otherwise shall continue to be applied to payments of principal of and interest on the Bonds as if they had not been declared due and payable.

     The failure to pay any Unpaid Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

     The Holder of this Bond or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring the Bond with Plan Assets or (2) (A) the acquisition, holding and transfer of a Bond will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code as a result of the Issuer, the Seller, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Subservicer, any other servicer, any administrator, any provider of credit support, any owner of the Certificates, or any of their Affiliates being a "Party in Interest" (within the meaning of ERISA) or Disqualified Person (within the meaning of the Code) with respect to such Holder or Beneficial Owner that is a Plan and (B) the Bonds are rated investment grade or better and such person believes that the Bonds are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Bonds. Alternatively, regardless of the rating of the Bonds, such person may provide the Indenture Trustee and the Owner Trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer which opines that the acquisition, holding and transfer of such Bond or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, any Underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer or any successor servicer to any obligation in addition to those undertaken in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Bond at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Indenture Trustee, one or more new Bonds of any authorized denominations and of a like aggregate initial Bond Principal Balance, will be issued to the designated transferee or transferees.

     Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Bond is registered as the owner of such Bond (i) on the applicable Record Date for the purpose of


                                      A-3-4
making payments and interest of such Bond, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Indenture Trustee nor any such agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of a majority of all Bonds at the time outstanding. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Bond Principal Balance of the Bonds on behalf of the Holders of all the Bonds, to waive any past Default under the Indenture and its consequences. Any such waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more predecessor Bonds) shall bind the Holder of every Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Bond. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds issued thereunder.

     Initially, the Bonds will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Bonds. The Bonds will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Bond Principal Balance of Bonds of different authorized denominations, as requested by the Holder surrendering same.

     Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE CREATING THIS BOND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-3-5

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

Dated: September 29, 2004

                                      IMPAC CMB TRUST SERIES 2004-8

                                      BY:  WILMINGTON TRUST COMPANY, not in  its
                                           individual capacity but solely in its
                                           capacity as Owner Trustee



                                      By:  _______________________________
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Bonds referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee




By:___________________________________
     Authorized Signatory


                                      A-3-6

                                  ABBREVIATIONS
                                  -------------

     The following abbreviations, when used in the inscription on the face of the Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM        --  as tenants in common
     TEN ENT        --  as tenants by the entireties
     JT TEN         --  as joint tenants with right of survivorship and not
                        as tenants in common
UNIF GIFT MIN ACT   --  __________ Custodian
                        ______________________________
                        (Cust)                 (Minor)

                        under Uniform Gifts to Minor Act
                        _____________________
                                                      (State)


    Additional abbreviations may also be used though not in the above list.


                                      A-3-7

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

              ____________________________________________________

              ____________________________________________________

              ____________________________________________________
  (Please print or typewrite name and address, including zip code, of assignee)



________________________________________________________________________________
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________      ___________________________________________

Signature Guaranteed by ____________________________________________

     NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.


                                      A-3-8

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                                (Filed Manually)

                                    EXHIBIT C

                          FORM OF INITIAL CERTIFICATION


                                        _____________,  200_


[Issuer]

[Bond  Insurer]

[Master  Servicer]


Attention:  Impac  CMB  Trust  Series  2004-8

               Re: Indenture dated as of September 29, 2004, between Impac CMB Trust Series 2004-8 and Deutsche Bank National Trust Company
                    ------------------------------------------------------------

Ladies  and  Gentlemen:

          In accordance with Section 2.03(a) of the above-captioned Indenture, and Section 2.1(b)(i)-(v) of the Mortgage Loan Purchase Agreement, dated as of September 29, 2004 between Impac Mortgage Holdings, Inc. and Impac Funding Corporation (the "MLPA"; and together with the Indenture, the "Agreements"), the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the exception report attached hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession;
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (iii) and (v) of the definition or description of "Mortgage Loan Schedule" is correct.

          The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Agreements. The Indenture Trustee makes no representation that any documents specified in clause (v) of Section 2.1 (b) of the MLPA should be included in any Mortgage File. The Indenture Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Indenture Trustee.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                                                  DEUTSCHE  BANK  NATIONAL
                                                  TRUST  COMPANY,
                                                  as  Indenture  Trustee



                                                  By:_________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT D

                           FORM OF FINAL CERTIFICATION


                                              ____________,  200__


[Issuer]

[Bond  Insurer]

[Master  Servicer]


Attention:  Impac  CMB  Trust  Series  2004-8

          Re: Indenture, dated as of September 29, 2004, between Impac CMB Trust Series 2004-8 and Deutsche Bank National Trust Company
               -----------------------------------------------------------------

Ladies  and  Gentlemen:

          In accordance with Section 2.03(b) of the above-captioned Indenture, and Section 2.1(b) of the Mortgage Loan Purchase Agreement, dated as of September 29, 2004, between Impac Mortgage Holdings, Inc. (formerly known as Imperial Credit Mortgage Holdings, Inc.) and Impac Funding Corporation (formerly known as ICI Funding Corporation) (the "MLPA"; and together with the Indenture, the "Agreements"), the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the exception report attached hereto) it has received the documents set forth in Section 2.1(b) of the MLPA.

          The Indenture Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Agreements. The Indenture Trustee makes no representation that any documents specified in clause (v) of Section 2.1 (b) should be included in any Mortgage File. The Indenture Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Indenture Trustee.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.

                                                  DEUTSCHE  BANK  NATIONAL
                                                  TRUST  COMPANY,
                                                  as  Indenture  Trustee



                                                  By:_________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT E

                              DERIVATIVE CONTRACTS

                             (Provided Upon Request)

                                    EXHIBIT F

                        SPECIAL CERTIFICATE CAP CONTRACT

                             (Provided Upon Request)

                                    EXHIBIT G

                          FORM OF BOND INSURANCE POLICY

                                   EXHIBIT H-1

                               FORM OF DEMAND NOTE

                          Impac CMB Trust Series 2004-8
                                     [DATE]

     ON DEMAND, for value received, Impac Mortgage Holdings, Inc. ("Impac"), promises to pay, in lawful money of the United States of America, to Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee") under the Indenture, dated as of September 29, 2004 (the "Indenture"), between the Indenture Trustee and Impac CMB Trust Series 2004-8, as Issuer, on this date In an amount up to $22,205,890.

     This Demand Note shall be governed by, and for all purposes construed in accordance with, the laws of the State of New York.

                                                IMPAC  MORTGAGE  HOLDINGS,  INC.

                                                By:    _________________________
                                                Name:  _________________________
                                                Title: _________________________

                                           Address:   1401  Dove  Street
                                                      Newport  Beach,  CA  92660


                                      H-1-1

                                   EXHIBIT H-2

                             FORM OF DEMAND REQUEST
                             ----------------------

To:  Impac  Mortgage  Holdings,  Inc.
     1401  Dove  Street
     Newport  Beach,  CA  92660
     Attention:  General  Counsel
     Telephone:  (949)  475-3942
     Telecopier:  (949)  475-3969

Re:  Impac  CMB  Trust  Series  2004-8
     Collateralized  Asset-Backed  Bonds,  Series  2004-8  -Demand  Note

Payment  Date:  __________________________________________

     We refer to that certain Indenture dated as of September 29, 2004 (the "Indenture"), by and between Impac CMB Trust Series 2004-8, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, relating to the above-referenced Notes and Demand Note. All capitalized terms not otherwise defined herein shall have the same respective meanings assigned to such terms in the Indenture.

     The Indenture Trustee has determined that the Demand Note Amount in respect of the above- referenced Payment Date payable under the Demand Note and, accordingly, this statement constitutes a demand for payment under the Demand
Note  in  the  amount  of  $__________  plus  interest  thereon.

     No payment demanded hereunder is in excess of the amount payable under the Demand Note.

     The amount demanded in this Demand Request should be paid to: [Payment Instructions].


                                      H-2-1

     IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Demand Request this ___ day of __________.

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee

                                       By:     ______________________________
                                       Title:  ______________________________


                                      H-2-2

                                   APPENDIX A
                                   DEFINITIONS

          Accrual  Period:  With  respect to each Class of Bonds and any Payment
          ---------------
Date, the period from the preceding Payment Date (or, in the case of the first Payment Date, from the Closing Date) through the day preceding such Payment Date.

          Accrued Bond Interest: With respect to any Payment Date and each Class
          ---------------------
of Bonds, interest accrued during the related Accrual Period at the then-applicable Bond Interest Rate on the related Bond Principal Balance thereof immediately prior to such Payment Date, less such Bonds' Unpaid Interest Shortfall for such Payment Date, plus any Accrued Bond Interest remaining unpaid from any prior Payment Date with interest thereon at the related Bond Interest Rate. Accrued Bond Interest for each Class of Bonds shall be calculated on the basis of the actual number of days in the Accrual Period and a 360-day year.

          Additional  Derivative  Contract Counterparty Payment: With respect to
          -----------------------------------------------------
any  Payment  Date,  any termination payments payable to the Derivative Contract
Counterparty as a result of a default of the Derivative Contract Counterparty under the related Derivative Contracts.

          Adjustment  Date: As to each Mortgage Loan, each date set forth in the
          ----------------
related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

          Advance:  As  to  any  Mortgage  Loan,  any advance made by the Master
          -------
Servicer pursuant to Section 4.04 of the Servicing Agreement or by a Subservicer in respect of delinquent Monthly Payments of principal and interest pursuant to the related Subservicing Agreement.

          Affiliate:  With  respect to any Person, any other Person controlling,
          ---------
controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

          Allocated Realized Loss Amount: With respect to any Class of Bonds and
          ------------------------------
any Payment Date, an amount equal to the sum of any related Realized Loss allocated to reduce the Bond Principal Balance of that Class of Bonds on that Payment Date and any Allocated Realized Loss Amount for that Class remaining unpaid from the previous Payment Date, less the amount of any Subsequent Recoveries added to the Bond Principal Balance of such Bond; provided however, that for purposes of the Bond Insurance Policy and for determining any amounts payable thereunder, the term "Allocated Realized Loss Amount" shall have the meaning set forth in the Bond Insurance Policy.

          Appraised  Value:  The  appraised  value of a Mortgaged Property based
          ----------------
upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sale price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan, the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing.

          Assignment  of Mortgage: An assignment of Mortgage, notice of transfer
          -----------------------
or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

          Authorized  Newspaper:  A  newspaper  of  general  circulation  in the
          ---------------------
Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

          Authorized  Officer:  With  respect  to the Issuer, any officer of the
          -------------------
Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          Available  Funds: The Group 1 Available Funds, Group 2 Available Funds
          ----------------
or  Group  3  Available  Funds,  as  applicable.

          Available  Funds  Rate:  On  any  Payment Date and with respect to the
          ----------------------
Group  1  Bonds,  the  per  annum  rate  equal  to  the  product  of:

          (i)  (A)  the  product  of:

                    (1)  the Group 1 Net WAC Rate and

                    (2)  a fraction equal to

                         (x) the aggregate Stated Principal Balance of the Group
                    1  Loans  as  of  the end of the prior Due Period divided by

                         (y) the aggregate Bond Principal Balance of the Group 1
                    Bonds  immediately  prior  to  such  Payment  Date,  minus

               (B) the Policy Premium Rate in respect of the Class 1-A Bonds and

          (ii) a fraction equal to (x) 30 divided by (y) the number of days in the related Accrual Period.

          On any Payment Date and with respect to the Group 2 Bonds, the per annum rate equal to the product of:

          (i)  (A) the product of:

                    (1)  the Group 2 Net WAC Rate and

                    (2)  a fraction equal to

                         (x) the aggregate Stated Principal Balance of the Group
                    2  Loans  as  of  the end of the prior Due Period divided by

                         (y) the aggregate Bond Principal Balance of the Group 2
                    Bonds  immediately  prior  to  such  Payment  Date,  minus

               (B)  the Policy Premium Rate in respect of the Group 2 Bonds and

          (ii) a fraction equal to (x) 30 divided by (y) the number of days in the related Accrual Period.

          On any Payment Date with respect to the Group 3 Bonds, the per annum rate equal to the product of:

          (i)  the product of:

                    (1)  the Group 3 Net WAC Rate and

                    (2)  a fraction equal to

                         (x) the aggregate Stated Principal Balance of the Group
                    3  Loans  as  of  the end of the prior Due Period divided by

                         (y) the aggregate Bond Principal Balance of the Group 3
                    Bonds  immediately  prior  to  such  Payment  Date,  and

          (ii) a fraction equal to (x) 30 divided by (y) the number of days in the related Accrual Period.

          Bankruptcy  Code:  The  Bankruptcy  Code  of  1978,  as  amended.
          ----------------

          Basic  Documents:  The  Trust Agreement, the Certificate of Trust, the
          ----------------
Indenture, the Servicing Agreement, the Mortgage Loan Purchase Agreement, the Insurance Agreement, the Derivative Contracts, the Special Certificate Cap Contract and the other documents and certificates delivered in connection with any of the above.

          Basic  Principal Distribution Amount: With respect to any Payment Date
          ------------------------------------
and each Loan Group, the lesser of (a) the excess of (i) the related Available Funds for such Payment Date over (ii) the aggregate amount of Accrued Bond Interest for the related Bonds for such Payment Date and (b) the excess of (i) the related Principal Remittance Amount for such Payment Date over (ii) the related Overcollateralization Release Amount, if any, for such Payment Date.

          Basis  Risk  Shortfall:  With  respect  to any Class of Bonds, on each
          ----------------------
Payment Date where clause (iii) of the definition of "Bond Interest Rate" is less than clauses (i) or (ii) of the definition of "Bond Interest Rate", the excess, if any, of (x) the aggregate Accrued Bond Interest thereon for such Payment Date calculated pursuant to the lesser of clause (i) or (ii) of the definition of Bond Interest Rate over (y) interest accrued on the related Mortgage Loans at the related Available Funds Rate.

          Basis  Risk Shortfall Carry-Forward Amount: With respect to each Class
          ------------------------------------------
of Bonds and any Payment Date, as determined separately for each Class of Bonds, an amount equal to the aggregate amount of Basis Risk Shortfall for such Bonds on such Payment Date, plus any unpaid Basis Risk Shortfall for such Class of Bonds from prior Payment Dates, plus interest thereon at the Bond Interest Rate for such Payment Date, to the extent previously unreimbursed by the related
Derivative  Contracts  or  by  related  Net  Monthly  Excess  Cash  Flow.

          Beneficial  Owner:  With  respect  to  any Bond, the Person who is the
          -----------------
beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

          Bond:  A  Class  A,  Class  M  or  Class  3-B  Bond.
          ----

          Bond  Insurance Policy: The surety bond issued by the Bond Insurer for
          ----------------------
the  benefit  of  the  Class  1-A,  Class  2-A-1  and  Class  2-A-2 Bondholders.

          Bond  Insurer:  Financial  Guaranty  Insurance  Company,  a  New
          -------------
York-domiciled stock insurance corporation, any successor thereto or any replacement bond insurer substituted pursuant to Section 3.30 of the Indenture.

          Bond  Insurer  Default:  The  existence  and continuance of any of the
          ----------------------
following: (a) a failure by the Bond Insurer to make a payment required under the Bond Insurance Policy in accordance with its terms; or (b)(i) the Bond Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Bond Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Bond Insurer (or the taking of possession of all or any material portion of the property of the Bond Insurer).

          Bond  Interest  Rate: With respect to each Payment Date and each Class
          --------------------
of Bonds, a floating rate equal to the least of (i) One-Month LIBOR plus the related Bond Margin, (ii) the related

Maximum Bond Interest Rate and (iii) the related Available Funds Rate with respect to such Payment Date.

          Bond  Margin: With respect to the Class 1-A Bonds, on any Payment Date
          ------------
prior to the Step-Up Date, 0.360% per annum, and on any Payment Date on and after the Step-Up Date, 0.720% per annum. With respect to the Class 2-A-1 Bonds, on any Payment Date prior to the Step-Up Date, 0.350% per annum, and on any Payment Date on and after the Step-Up Date, 0.700% per annum. With respect to the Class 2-A-2 Bonds, on any Payment Date prior to the Step-Up Date, 0.380% per annum, and on any Payment Date on and after the Step-Up Date, 0.760% per annum. With respect to the Class 3-A Bonds, on any Payment Date prior to the Step-Up Date, 0.410% per annum, and on any Payment Date on and after the Step-Up Date, 0.820% per annum. With respect to the Class 3-M-1 Bonds, on any Payment Date prior to the Step-Up Date, 0.570% per annum, and on any Payment Date on and after the Step-Up Date, 0.855% per annum. With respect to the Class 3-M-2 Bonds, on any Payment Date prior to the Step-Up Date, 1.05% per annum, and on any Payment Date on and after the Step-Up Date, 1.575% per annum. With respect to the Class 3-B Bonds, on any Payment Date prior to the Step-Up Date, 1.750% per annum, and on any Payment Date on and after the Step-Up Date, 2.625% per annum.

          Bond  Owner:  The  Beneficial  Owner  of  a  Bond.
          -----------

          Bond  Principal  Balance:  With  respect to any Bond as of any date of
          ------------------------
determination, the initial Bond Principal Balance as stated on the face thereof, minus all amounts distributed in respect of principal with respect to such Bond and, in the case of any Bond, the aggregate amount of any reductions in the Bond Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates; provided that, the Bond Principal Balance of any Class of Bonds with the highest payment priority to which Realized Losses have been allocated shall be increased by the amount of any Subsequent Recoveries on the related Mortgage Loans not previously allocated, but not by more than the amount of Realized Losses previously allocated to reduce the Bond Principal Balance of that Class. With respect to any Class of Bonds, the Bond Principal Balance thereof shall be equal to the sum of the Bond Principal Balances of all Outstanding Bonds of such Class.

          Bond  Register: The register maintained by the Bond Registrar in which
          --------------
the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges of Bonds.

          Bond  Registrar:  The  Indenture  Trustee,  in  its  capacity  as Bond
          ---------------
Registrar,  or  any  successor  to  the  Indenture  Trustee  in  such  capacity.

          Bondholder or Holder: The Person in whose name a Bond is registered in
          --------------------
the Bond Register, except that, any Bond registered in the name of the Depositor, the Issuer, the Indenture Trustee, the Seller or the Master Servicer or any Affiliate of any of them shall be deemed not to be a holder or holders, nor shall any so owned be considered outstanding, for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that a Responsible Officer of the Indenture Trustee or the Owner Trustee actually knows to be so owned shall be so disregarded. Owners of Bonds that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of any of the foregoing Persons. Any bonds on which payments are made under the Bond Insurance Policy shall be deemed Outstanding until the Bond Insurer has been reimbursed with respect thereto and the Bond Insurer shall be deemed the Bondholder thereof to the extent of such unreimbursed payment.

          Bonds: The Class A Bonds, Class M Bonds and Class 3-B Bonds issued and
          -----
outstanding  at  any  time  pursuant  to  the  Indenture.

          Book-Entry  Bonds:  Beneficial  interests  in the Bonds, ownership and
          -----------------
transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

          Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a
          -------------
day on which banking institutions in the City of New York, Delaware, California or in the city in which the corporate trust offices of the Indenture Trustee or the principal office of the Bond Insurer are located, are required or authorized by law to be closed.

          Cash  Liquidation:  As  to  any  defaulted  Mortgage Loan other than a
          -----------------
Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer evidenced in a certificate of a Servicing Officer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

          Certificate  Distribution Account: The account or accounts created and
          ---------------------------------
maintained pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Distribution Account shall be an Eligible Account.

          Certificate Paying Agent: The meaning specified in Section 3.10 of the
          ------------------------
Trust  Agreement.

          Certificate Percentage Interest: With respect to each Certificate, the
          -------------------------------
Certificate  Percentage  Interest  stated  on  the  face  thereof.

          Certificate  Register:  The  register  maintained  by  the Certificate
          ---------------------
Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

          Certificate  Registrar:  Initially,  the  Indenture  Trustee,  in  its
          ----------------------
capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

          Certificate  of  Trust:  The  Certificate of Trust filed for the Trust
          ----------------------
pursuant  to  Section  3810(a)  of  the  Statutory  Trust  Statute.

          Certificates  or Trust Certificates: The Impac CMB Trust Series 2004-8
          -----------------------------------
Trust Certificates, Series 2004-8, evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

          Certificateholder  or  Holder:  The Person in whose name a Certificate
          -----------------------------
is registered in the Certificate Register. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

          Class:  Any  of  the  Class A Bonds, Class M Bonds or Class 2-B Bonds.
          -----

          Class  2-A  Bonds:  The  Class  2-A-1  Bonds  and  Class  2-A-2 Bonds.
          -----------------

          Class  A  Bonds: The Class 1-A, Class 2-A-2, Class 2-A-2 and Class 3-A
          ---------------
Bonds  in  the  form  attached  as  Exhibit  A-1  to  the  Indenture.

          Class  3-B  Bonds: The Class 3-B Bonds in the form attached as Exhibit
          -----------------
A-3  to  the  Indenture.

          Class M Bonds: The Class 3-M-1 Bonds and Class 3-M-2 Bonds in the form
          -------------
attached  as  Exhibit  A-2  to  the  Indenture.

          CMSA  IRP:  Commercial  Mortgage  Securities  Association  Investor
          ---------
Reporting  Package.

          Closing  Date:  September  29,  2004.
          -------------

          Code: The Internal Revenue Code of 1986, as amended, and the rules and
          ----
regulations  promulgated  thereunder.

          Collateral:  The  meaning  specified  in  the  Granting  Clause of the
          ----------
Indenture.

          Collection  Account:  The  account  or accounts created and maintained
          -------------------
pursuant to Section 3.06(d) of the Servicing Agreement. The Collection Account shall be an Eligible Account.

          Commission:  The  Securities  and  Exchange  Commission.
          ----------

          Compensating  Interest: With respect to any Payment Date as determined
          ----------------------
separately for each Loan Group, the amount of any Prepayment Interest Shortfalls resulting from prepayments in full during the preceding calendar month on the related Mortgage Loans, but only to the extent such Prepayment Interest Shortfalls do not exceed an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate Stated Principal Balance of the related Mortgage Loans immediately preceding such Payment Date and (b) the sum of the Master Servicing Fee and Subservicing Fee for such Payment Date for the related Mortgage Loans.

          Corporate  Trust  Office:  With  respect  to  the  Indenture  Trustee,
          ------------------------
Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Bond Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: IM0408. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19801, Attention: Impac CMB Trust Series 2004-8 (IM0408).

          Corrected  Mortgage  Loan:  Any  Multifamily Loan which is no longer a
          -------------------------
Specially Serviced Mortgage Loan as a result of the curing of any event of default under such Specially Serviced Mortgage Loan through a modification, restructuring or workout negotiated by the Master Servicer, or a Special Servicer on the Master Servicer's behalf, and evidenced by a signed writing.

          Countrywide:  Countrywide  Home Loans Servicing LP or its successor in
          -----------
interest.

          Cross-Collateralized Loss Payments: For any Payment Date and each Loan
          ----------------------------------
Group, the amount, if any, of Crossable Excess from such Loan Group available to cover Crossable Losses in the other Loan Groups as provided in Section 3.05 of the Indenture.

          Crossable  Excess: With respect to Loan Group 1, Loan Group 2 and Loan
          -----------------
Group 3 and any Payment Date, an amount equal to the related Net Monthly Excess Cashflow remaining after payments have been made pursuant to Section 3.05(d)(iv), Section 3.05(h)(iv) and Section 3.05(l)(ii) of the Indenture, respectively.

          Crossable Losses: With respect to any Loan Group and any Payment Date,
          ----------------
an amount equal to any Realized Losses suffered by any Mortgage Loan in such Loan Group, to the extent that such Realized Losses have not been covered by related Net Monthly Excess Cashflow on such Payment Date, and any previously unreimbursed Realized Losses suffered by any Mortgage Loans in such Loan Group to the extent such Realized Losses have not been covered by related and non-related Net Monthly Excess Cashflow on prior Payment Dates.

          Cut-off  Date:  September  1,  2004.
          -------------

          Cut-off  Date  Balance:  The aggregate Stated Principal Balance of the
          ----------------------
Mortgage  Loans  as  of  the  Cut-off  Date.

          Cut-off Date Principal Balance: With respect to any Mortgage Loan, the
          ------------------------------
unpaid principal balance thereof as of the Cut-off Date after applying the principal portion of Monthly Payments due on or before such date, whether or not received, and without regard to any payments due after such date.

          Debt  Service  Coverage Ratio: With respect to any Group 3 Loan at any
          -----------------------------
given time, the ratio of (i) the Net Cash Flow of the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Group 3 Loan.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction
          ----------------------
in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Default:  Any  occurrence which is or with notice or the lapse of time
          -------
or  both  would  become  an  Event  of  Default.

          Deficiency Amount:  With respect to any Payment Date and each Class of
          -----------------
Insured  Bonds,  an  amount,  if  any,  equal  to  the  sum  of:

          (1) the amount by which the aggregate amount of Accrued Bond Interest on the related Insured Bonds on that Payment Date exceeds the related Available Funds and any Crossable Excesses; and

          (2) (i) with respect to any Payment Date that is not the Final Scheduled Payment Date, any Allocated Realized Loss Amount for that Payment Date (without giving effect to any payments in respect of such Allocated Realized Loss Amounts from the Bond Insurance Policy), to the extent not applied to reduce the related or non-related Net Monthly Excess Cashflow on such Payment Date or not otherwise previously reimbursed from payments under the Bond Insurance Policy or otherwise; or

          (ii) on the Final Scheduled Payment Date, the aggregate outstanding Bond Principal Balance of the Insured Bonds to the extent otherwise not paid on that date.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by
          -------------------
a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive  Bonds:  The  meaning  specified  in  Section  4.06  of the
          -----------------
Indenture.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with
          ---------------------
an  Eligible  Substitute  Mortgage  Loan.

          Demand Note: The demand note executed by the Seller for payment to the
          -----------
Indenture  Trustee, a form of which is attached as Exhibit H-1 to the Indenture.

          Demand  Note  Amount: With respect to the Payment Date in October 2005
          --------------------
shall equal any shortfalls in payments to be made on the Group 1 Bonds or the Group 2 Bonds, as applicable, on such Payment Date due to (i) Realized Losses on the related Mortgage Loans during the prior Due Period and (ii) prepayments on the related Mortgage Loans during the related Prepayment Period, to the extent of the Maximum Demand Note Amount.

          Depositor:  IMH  Assets  Corp.,  a  California  corporation,  or  its
          ---------
successor  in  interest.

          Depository  or  Depository  Agency:  The Depository Trust Company or a
          ----------------------------------
successor appointed by the Indenture Trustee. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

          Depository  Participant:  A  Person  for  whom, from time to time, the
          -----------------------
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Derivative  Contracts:  The  Group 1/2 Derivative Contracts or Group 3
          ---------------------
Derivative  Contracts,  as  applicable.

          Derivative  Contract Counterparty: Lehman Brothers Derivative Products
          ---------------------------------
Inc.

          Determination  Date: With respect to any Payment Date, the 15th day of
          -------------------
the related month, or if the 15th day of such month is not a Business Day, the immediately preceding Business Day.

          Due  Date: With respect to each Mortgage Loan, the day of the month on
          ---------
which  each  scheduled  Monthly  Payment  is  due.

          Due  Period:  With respect to any Payment Date and the Mortgage Loans,
          -----------
the period commencing on the second day of the month immediately preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the first day of the month of such Payment Date.

          Eligible  Account:  An  account  that  is  any of the following: (i) a
          -----------------
segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by Standard & Poor's and P-1 by Moody's at the time of any deposit therein or (B) fully insured to the limits established by the FDIC, provided that any deposits
                                                      --------
not so insured shall, to the extent acceptable to the Bond Insurer and each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, the Bond Insurer and each Rating Agency) the Indenture Trustee has a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) in the case of the Collection Account or Servicing Account, either (A) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (B) an account or accounts maintained at the corporate trust department of the Indenture Trustee or the Subservicer (or an affiliate thereof), as long as their short term debt obligations are rated P-1 by Moody's and A-1+ by Standard & Poor's or better and their long term debt obligations are rated A2 by Moody's and AA- by Standard & Poor's or better, (iv) in the case of the Collection Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency as evidenced in writing by each Rating Agency that use of any such account as the Collection Account or the Payment Account will not reduce the rating assigned to any of the Securities by such Rating Agency below investment grade without taking into account the Bond Insurance Policy and acceptable to the Bond Insurer as evidenced in writing.

          Eligible  Investments:  One  or  more  of  the  following:
          ---------------------

               (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

               (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

               (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by Standard & Poor's and A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued weekly at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (C) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

               (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

               (vi) a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

               (vii) money market funds having ratings in the highest available long term rating category of each of the Rating Agencies at the time of such investment; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in the Indenture, including money market funds of the Indenture Trustee or any such funds that are managed or advised by the Indenture Trustee or any Affiliate thereof; and

               (viii) any investment approved in writing by each of the Rating Agencies and the Bond Insurer.

The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.

provided,  however,  that  each  such  instrument  shall be acquired in an arm's
--------   -------
length transaction and no such instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations; provided further, however, that each such instrument acquired shall
             -------- -------  -------
not  be  acquired  at  a  price  in  excess  of  par.

          Eligible  Substitute Mortgage Loan: A Mortgage Loan substituted by the
          ----------------------------------
Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Collection Account in the month of substitution); (ii) comply with each non-statistical representation and warranty set forth in Section 3.1(b) of the Mortgage Loan Purchase Agreement as of the date of substitution; (iii) have a Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan as of the date of substitution; (iv) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) not be 30 days or more delinquent; and (vii) be an adjustable-rate first lien mortgage loan, if being substituted for a Mortgage Loan secured by a first lien on the related Mortgaged Property.

          ERISA:  The  Employee  Retirement  Income  Security  Act  of  1974, as
          -----
amended.

          Event  of  Default:  With  respect  to  the  Indenture, any one of the
          ------------------
following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) a failure by the Issuer to pay (a) Accrued Bond Interest on any Class of Bonds or the Principal Distribution Amount with respect to a Payment Date on such Payment Date or (b) the Unpaid Interest Shortfall with respect to any Class of Bonds, but only, with respect to clause (b), to the extent funds are available to make such payment as provided in the Indenture; or

               (ii) the failure by the Issuer on the Final Scheduled Payment Date to reduce the Bond Principal Balance of any of the Class A Bonds, Class M Bonds or the Class 3-B Bonds to zero; or

               (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Bond Insurer, or if a Bond Insurer Default exists, the Holders of at least 25% of the aggregate Bond Principal Balance of the Outstanding Bonds, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

               (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

          Event  of  Servicer  Termination:  With  respect  to  the  Servicing
          --------------------------------
Agreement, a Servicing Default as defined in Section 6.01 of the Servicing Agreement.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the
          ------------
rules  and  regulations  promulgated  thereunder.

          Expense  Fee  Rate: With respect to each Mortgage Loan, the sum of the
          ------------------
Master Servicing Fee Rate, the applicable Subservicing Fee Rate, the Minimum Spread Rate, the Indenture Trustee's Fee Rate, the Owner Trustee's Fee Rate, the Radian PMI Rate, if such Mortgage Loan is a Radian PMI Insured Loan, and the related Net Derivative Fee Rate.

          Expenses:  The  meaning  specified  in  Section  7.02  of  the  Trust
          --------
Agreement.

          Fannie  Mae:  Fannie  Mae  (formerly,  the  Federal  National Mortgage
          -----------
Association),  or  any  successor  thereto.

          FDIC:  The  Federal  Deposit  Insurance  Corporation  or any successor
          ----
thereto.

          Final  Certification:  The  final  certification  delivered  by  the
          --------------------
Indenture Trustee pursuant to Section 2.03(b) of the Indenture in the form attached thereto as Exhibit D.

          Final  Scheduled  Payment  Date: With respect to each Class of Group 1
          -------------------------------
Bonds and Group 2 Bonds, the Payment Date in October 2034 and with respect to each Class of Group 3 Bonds, the Payment Date in August 2034.

          Fitch  Ratings:  Fitch,  Inc.,  or  its  successor  in  interest.
          --------------

          Foreclosure  Profit:  With  respect to a Liquidated Mortgage Loan, the
          -------------------
amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Stated Principal Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

          Freddie  Mac:  Freddie  Mac  (formerly, the Federal Home Loan Mortgage
          ------------
Corporation),  or  any  successor  thereto.

          Grant:  Pledge,  bargain,  sell,  warrant,  alienate, remise, release,
          -----
convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          Gross  Margin:  With  respect to any Mortgage Loan, the percentage set
          -------------
forth as the "Gross Margin" for such Mortgage Loan on the Mortgage Loan Schedule, as adjusted from time to time in accordance with the terms of the Servicing Agreement.

          Group  1 Available Funds: With respect to any Payment Date, the sum of
          ------------------------
the  following,  in  each  case  with  respect  to  the  Group  1  Loans:

               (i) each previously undistributed Monthly Payment due after the Cut-off Date received on or prior to the related Determination Date or advanced prior to such Payment Date (other than Monthly Payments due after the related Due Period, which shall be treated as if received during the Due Period they were due and other than Monthly Payments with respect to which the Master Servicer has made an unreimbursed Advance) on each outstanding Group 1 Loan and any payments made by the Seller pursuant to the Demand Note in respect of Loan Group 1 (less the related Master Servicing Fees, any Subservicing Fees under any Subservicing Agreement and any fees or penalties retained by the Master Servicer or any Subservicer, the fees of the Owner Trustee and the Indenture Trustee and any amounts in respect of the premium payable to Radian under the Radian Lender-Paid PMI Policies);

               (ii) all proceeds of any Group 1 Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) pursuant to the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, during the related Prepayment Period;

               (iii) all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal or interest of the related Group 1 Loan pursuant to the Servicing Agreement; and

               (iv) any (i) Compensating Interest payments and (ii) Foreclosure Profits, to the extent not payable to the Subservicers; and

               (v)     any  prepayment  charges  related  to  the Group 1 Loans;

          minus
          -----

               (vi) expenses incurred by and reimbursable to the Master Servicer or the Depositor pursuant to the Servicing Agreement or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of the Seller (other than an Affiliate of the Depositor) in respect of a Group 1 Loan;

               (vii) amounts expended by the Master Servicer (a) pursuant to the Servicing Agreement in good faith in connection with the restoration of property related to a Group 1 Loan damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property related to a Group 1 Loan to the extent not otherwise reimbursed to the Master Servicer pursuant to the Servicing Agreement;

               (viii) if the Bonds have been declared due and payable following an Event of Default on such Payment Date, any amounts owed to the Indenture Trustee by the Issuer pursuant to Section 6.07 of the Indenture;

               (ix)     the  related  Net  Derivative  Fee;

               (x)     the  Premium  Amount with respect to the Class 1-A Bonds;
          and

               (xi) any other amounts withdrawn from the Collection Account by the Master Servicer pursuant to Section 3.07(a)(ii) through (xv) of the Servicing Agreement, not described above in clauses (vii) through
          (x)  above.

          Group  1  Bond:  A  Class  1-A  Bond.
          --------------

          Group  1  Cut-off  Date  Balance:  $626,691,402.37.
          --------------------------------

          Group  1  Loan:  A  Mortgage  Loan  in  Loan  Group  1.
          --------------

          Group  1  Net WAC Rate: The weighted average of the Net Mortgage Rates
          ----------------------
on the Group 1 Loans included in the Trust as of the end of the prior Due Period, weighted on the basis of the Stated Principal Balances thereof as of the end of the prior Due Period.

          Group  1  Overcollateralization  Target  Amount:  With  respect to any
          -----------------------------------------------
Payment Date, 0.35% of the Group 1 Cut-off Date Balance; provided, that if the aggregate Bond Principal Balance of the Group 1 Bonds has been reduced to zero, the Group 1 Overcollateralization Target Amount will be 0.35% of the sum of the Group 1 Cut-off Date Balance and Group 2 Cut-off Date Balance.

          Group1/2  Derivative  Contracts:  The  Confirmation  together with the
          -------------------------------
associated ISDA Master Agreement with respect to the three Derivative Contracts between the Seller and the Derivative Contract Counterparty for the benefit of the Group 1 Bonds, the Group 2 Bonds and the Certificates, set forth in Exhibit E of the Indenture.

          Group  1/2 Net Derivative Contract Payment Amount: With respect to any
          -------------------------------------------------
Payment Date, the amount equal to the excess, if any, of (a) the aggregate amount payable on that Payment

Date to the Issuer from the Derivative Contract Counterparty pursuant to the Group 1/2 Derivative Contracts, over (b) the aggregate amount payable on that Payment Date to the Derivative Contract Counterparty under the Group 1/2 Derivative Contracts, in each case as described in Section 8.02(c) of the Indenture.

          Group  2 Available Funds: With respect to any Payment Date, the sum of
          ------------------------
the  following,  in  each  case  with  respect  to  the  Group  2  Loans:

               (i) each previously undistributed Monthly Payment due after the Cut-off Date received on or prior to the related Determination Date or advanced prior to such Payment Date (other than Monthly Payments due after the related Due Period, which shall be treated as if received during the Due Period they were due and other than Monthly Payments with respect to which the Master Servicer has made an unreimbursed Advance) on each outstanding Group 2 Loan and any payments made by the Seller pursuant to the Demand Note in respect of Loan Group 2 (less the related Master Servicing Fees, any Subservicing Fees under any Subservicing Agreement and any fees or penalties retained by the Master Servicer or any Subservicer, the fees of the Owner Trustee and the Indenture Trustee and any amounts in respect of the premium payable to Radian under the Radian Lender-Paid PMI Policies);

               (ii) all proceeds of any Group 2 Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) pursuant to the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, during the related Prepayment Period;

               (iii) all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal or interest of the related Group 2 Loan pursuant to the Servicing Agreement; and

               (iv) any (i) Compensating Interest payments and (ii) Foreclosure Profits, to the extent not payable to the Subservicers; and

               (v)     any  prepayment  charges  related  to  the Group 2 Loans;

          minus
          -----

               (vi) expenses incurred by and reimbursable to the Master Servicer or the Depositor pursuant to the Servicing Agreement or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of the Seller (other than an Affiliate of the Depositor) in respect of a Group 2 Loan;

               (vii) amounts expended by the Master Servicer (a) pursuant to the Servicing Agreement in good faith in connection with the restoration of property related to a Group 2 Loan damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property related to a Group 2 Loan to the extent not otherwise reimbursed to the Master Servicer pursuant to the Servicing Agreement;

               (viii) if the Bonds have been declared due and payable following an Event of Default on such Payment Date, any amounts owed to the Indenture Trustee by the Issuer pursuant to Section 6.07 of the Indenture;

               (ix)     the  related  Net  Derivative  Fee;

               (x)     the Premium Amount with respect to the Group 2 Bonds; and

               (xi) any other amounts withdrawn from the Collection Account by the Master Servicer pursuant to Section 3.07(a)(ii) through (xv) of the Servicing Agreement, not described above in clauses (vii) through
          (x)  above.

          Group  2  Bond:  A  Class  2-A-1  Bond  or  Class  2-A-2  Bond.
          --------------

          Group  2  Cut-off  Date  Balance:  $853,701,241.62.
          --------------------------------

          Group  2  Loan:  A  Mortgage  Loan  in  Loan  Group  2.
          --------------

          Group  2  Net WAC Rate: The weighted average of the Net Mortgage Rates
          ----------------------
on the Group 2 Loans included in the Trust as of the end of the prior Due Period, weighted on the basis of the Stated Principal Balances thereof as of the end of the prior Due Period.

          Group  2  Overcollateralization  Target  Amount:  With  respect to any
          -----------------------------------------------
Payment Date, 0.35% of the Group 2 Cut-off Date Balance; provided, that if the aggregate Bond Principal Balance of the Group 2 Bonds has been reduced to zero, the Group 2 Overcollateralization Target Amount will be 0.35% of the sum of the Group 1 Cut-off Date Balance and Group 2 Cut-off Date Balance.

          Group  3 Available Funds: With respect to any Payment Date, the sum of
          ------------------------
the  following,  in  each  case  with  respect  to  the  Group  3  Loans:

               (i) each previously undistributed Monthly Payment due after the Cut-off Date received on or prior to the related Determination Date or advanced prior to such Payment Date (other than Monthly Payments due after the related Due Period, which shall be treated as if received during the Due Period they were due and other than Monthly Payments with respect to which the Master Servicer has made an unreimbursed Advance) on each outstanding Group 3 Loan (less the related Master Servicing Fees, any Subservicing Fees under any Subservicing Agreement and any fees or penalties retained by the Master Servicer or any Subservicer, the fees of the Owner Trustee and the Indenture Trustee);

               (ii) all proceeds of any Group 3 Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) pursuant to the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, during the related Prepayment Period;

               (iii) all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal or interest of the related Group 3 Loan pursuant to the Servicing Agreement; and

               (iv) any (i) Compensating Interest payments and (ii) Foreclosure Profits, to the extent not payable to the Subservicers;

          minus
          -----

               (v) expenses incurred by and reimbursable to the Master Servicer or the Depositor pursuant to the Servicing Agreement or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of the Seller (other than an Affiliate of the Depositor) in respect of a Group 3 Loan;

               (vi) amounts expended by the Master Servicer (a) pursuant to the Servicing Agreement in good faith in connection with the restoration of property related to a Group 3 Loan damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property related to a Group 3 Loan to the extent not otherwise reimbursed to the Master Servicer pursuant to the Servicing Agreement;

               (vii) if the Bonds have been declared due and payable following an Event of Default on such Payment Date, any amounts owed to the Indenture Trustee by the Issuer pursuant to Section 6.07 of the Indenture;

               (viii)     the  related  Net  Derivative  Fee;  and

               (ix) any other amounts withdrawn from the Collection Account by the Master Servicer pursuant to Section 3.07(a)(ii) through (xv) of the Servicing Agreement, not described above in clauses (v) through
          (viii)  above.

          Group 3 Bond: A Class 3-A, Class 3-M-1, Class 3-M-3 or Class 3-B Bond.
          ------------

          Group  3  Cut-off  Date  Balance:  $100,999,397.97.
          --------------------------------

          Group  3  Derivative  Contracts:  The  Confirmation  together with the
          -------------------------------
associated ISDA Master Agreement with respect to the four Derivative Contracts between the Seller and the

Derivative Contract Counterparty for the benefit of the Group 3 Bonds and the Certificates, set forth in Exhibit E of the Indenture.

          Group  3  Loan:  A  Mortgage  Loan in Loan Group 3. All of the Group 3
          --------------
Loans  are  Multifamily  Loans.

          Group  3  Net  Derivative Contract Payment Amount: With respect to any
          -------------------------------------------------
Payment Date, the amount equal to the excess, if any, of (a) the aggregate amount payable on that Payment Date to the Issuer from the Derivative Contract Counterparty pursuant to the Group 3 Derivative Contracts, over (b) the aggregate amount payable on that Payment Date to the Derivative Contract Counterparty under the Group 3 Derivative Contracts, in each case as described in Section 8.02(c) of the Indenture.

          Group  3  Net WAC Rate: The weighted average of the Net Mortgage Rates
          ----------------------
on the Group 3 Loans included in the Trust as of the end of the prior Due Period, weighted on the basis of the Stated Principal Balances thereof as of the end of the prior Due Period.

          Group  3  Overcollateralization  Target  Amount:  With  respect to any
          -----------------------------------------------
Payment Date prior to the Group 3 Stepdown Date, 5.35% of the Group 3 Cut-off Date Balance. With respect to any Payment Date on or after the Group 3 Stepdown Date, the greater of (i) 10.70% of the aggregate Stated Principal Balance of the Group 3 Loans as of the end of the related Due Period, and (ii) 0.50% of the
Group 3 Cut-off Date Balance; provided however, that on or after the Group 3 Stepdown Date, if a Group 3 Trigger Event is in effect, the Group 3 Overcollateralization Target Amount will be equal to such amount on the previous Payment Date.

          Group  3  Principal  Distribution Amount: For any Payment Date and the
          ----------------------------------------
Group 3 Loans, the sum of (a) the related Basic Principal Distribution Amount and (b) the related Overcollateralization Increase Amount.

          Group  3  Stepdown  Date:  The  later to occur of (x) the Payment Date
          ------------------------
occurring in October 2011 and (y) the first Payment Date for which the aggregate Stated Principal Balance of the Group 3 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) is less than or equal to 50.00% of the sum of the Group 3 Cut-off Date Balance.

          Group  3  Trigger  Event: A Trigger Event is in effect with respect to
          ------------------------
any  Payment  Date  with  respect  to  the  Group  3  Loans  if:

               (1) in the case of any Payment Date after the 85th Payment Date, the three month average of the aggregate principal balance of Group 3 Loans that are 60 or more days delinquent (including for this purpose any such Mortgage Loans in bankruptcy or foreclosure and Mortgage Loans with respect to which the related mortgaged property has been acquired by the Trust) as of the close of business on the last day of the preceding calendar month exceeds 16.00% of the aggregate Stated Principal Balance of the Group 3 Loans; or

               (2) (a) in the case of any Payment Date after the 85th Payment Date and on or before the 96th Payment Date, the cumulative amount of Realized Losses incurred on the Group 3 Loans from the Cut-off Date, through the end of the calendar month immediately preceding such Payment Date exceeds 5.75% of the Group 3 Cut-off Date Balance, plus an additional 1/12th of 0.75% of the Group 3 Cut-off Date Balance for each Payment Date after the 85th Payment Date to and including the 96th Payment Date, (b) in the case of any Payment Date after the 96th Payment Date and on or before the 108th Payment Date, the cumulative amount of Realized Losses from the Cut-off Date, through the end of the calendar month immediately preceding such Payment Date exceeds 6.50% of the Group 3 Cut-off Date Balance, plus an additional 1/12th of 1.00% of the Group 3 Cut-off Date Balance for each Payment Date after the 96th payment date to and including the 108th Payment Date,
          (c) in the case of any Payment Date after the 108th Payment Date and on or before the 120th Payment Date, the cumulative amount of Realized Losses from the Cut-off Date, through the end of the calendar month immediately preceding such Payment Date exceeds 7.50% of the Group 3 Cut-off Date Balance, plus an additional 1/12th of 0.75% of the Group 3 Cut-off Date Balance for each Payment Date after the 108th Payment Date to and including the 120th Payment Date, and (d) in the case of any Payment Date after the 120th payment date, the cumulative amount of Realized Losses from the Cut-off Date, through the end of the calendar month immediately preceding such Payment Date exceeds 8.25% of the Group 3 Cut-off Date Balance.

          For purposes of the foregoing calculations, a mortgage loan is considered "60 days" and "90 days" delinquent if a payment due on the first day of a month has not been received by the second day of the second following month and third following month, respectively.

          Hazardous  Materials:  Any  dangerous,  toxic or hazardous pollutants,
          --------------------
chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

          Impac Holdings: Impac Mortgage Holdings, Inc., a Maryland corporation,
          --------------
and  its  successors  and  assigns.

          Indemnified  Party: The meaning specified in Section 7.02 of the Trust
          ------------------
Agreement.

          Indenture:  The  indenture dated as of September 29, 2004, between the
          ---------
Issuer and the Indenture Trustee, relating to the Impac CMB Trust Series 2004-8 Bonds.

          Indenture  Trustee:  Deutsche  Bank  National  Trust  Company, and its
          ------------------
successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

          Indenture Trustee's Fee: With respect to any Payment Date, one month's
          -----------------------
interest accrued at the Indenture Trustee's Fee Rate on the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

          Indenture  Trustee's  Fee  Rate:  A  rate  equal to 0.0010% per annum.
          -------------------------------

          Independent:  When  used  with  respect  to  any specified Person, the
          -----------
Person (i) is in fact independent of the Issuer, any other obligor on the Bonds, the Seller, the Master Servicer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Independent  Certificate:  A certificate or opinion to be delivered to
          ------------------------
the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Request and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          Index: With respect to any Mortgage Loan, the index for the adjustment
          -----
of  the  Mortgage  Rate  set  forth  as  such  on  the  related  Mortgage  Note.

          Initial  Bond  Principal Balance: With respect to the Class 1-A Bonds,
          --------------------------------
$635,985,000, with respect to the Class 2-A-1 Bonds, $745,195,000, with respect to the Class 2-A-2 Bonds, $121,312,000, with respect to the Class 3-A Bonds, $62,659,000, with respect to the Class 3-M-1 Bonds, $6,316,000, Class 3-M-2 Bonds, $9,601,000 and with respect to the Class 3-B Bonds, $19,202,000.

          Initial  Certification:  The  initial  certification  delivered by the
          ----------------------
Indenture Trustee pursuant to Section 2.03(a) of the Indenture in the form attached thereto as Exhibit C.

          Initial  Subservicers:  With  respect  to  substantially  all  of  the
          ---------------------
Mortgage Loans in Loan Group 1 and Loan Group 2, GMAC Mortgage Corporation. With respect to all of the Mortgage Loans in Loan Group 3, Midland Loan Services, Inc.

          Insurance Agreement: The Insurance and Indemnity Agreement dated as of
          -------------------
September 29, 2004, among the Master Servicer, the Depositor, the Issuer, Impac Holdings, the Indenture Trustee and the Bond Insurer, including any amendments and supplements thereto.

          Insurance  Proceeds:  Proceeds  paid  by  any  insurer pursuant to any
          -------------------
insurance policy covering a Mortgage Loan which are required to be remitted to the Master Servicer, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property or (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures.

          Insured  Amount:  With  respect  to any Payment Date and each Class of
          ---------------
Insured  Bonds,  (a)  any  Deficiency  Amount  and  (b)  any  Preference Amount.

          Insured Bond:  Any of the Class 1-A, Class 2-A-1 or Class 2-A-2 Bonds.
          ------------

          Interest Determination Date: With respect to the first Accrual Period,
          ---------------------------
the second LIBOR Business Day preceding the Closing Date, and with respect to each Accrual Period thereafter, the second LIBOR Business Day preceding the related Payment Date on which such Accrual Period commences.

          Investment  Company  Act:  The  Investment  Company  Act  of  1940, as
          ------------------------
amended,  and  any  amendments  thereto.

          IRS:  The  Internal  Revenue  Service.
          ---

          Issuer:  Impac CMB Trust Series 2004-8, a Delaware statutory trust, or
          ------
its  successor  in  interest.

          Issuer  Request:  A written order or request signed in the name of the
          ---------------
Issuer by any one of its Authorized Officers and approved in writing by the Bond Insurer, so long as no Bond Insurer Default exists, and delivered to the Indenture Trustee.

          LIBOR  Business  Day:  A  day  on  which banks are open for dealing in
          --------------------
foreign  currency  and  exchange  in  London  and  New  York  City.

          Lien:  Any mortgage, deed of trust, pledge, conveyance, hypothecation,
          ----
assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided,
                                                                       --------
however, that any assignment pursuant to Section 6.02 of the Servicing Agreement
-------
shall  not  be  deemed  to  constitute  a  Lien.

          Lifetime  Rate Cap: With respect to each Mortgage Loan with respect to
          ------------------
which the related Mortgage Note provides for a lifetime rate cap, the maximum Mortgage Rate permitted over the life of such Mortgage Loan under the terms of such Mortgage Note, as set forth on the Mortgage Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

          Liquidated  Mortgage  Loan:  With  respect  to  any  Payment Date, any
          --------------------------
Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Due Period that substantially all Liquidation Proceeds which it reasonably expects to recover with respect to the disposition of the related Mortgaged Property or REO Property have been recovered.

          Liquidation  Expenses:  Out-of-pocket expenses (exclusive of overhead)
          ---------------------
which are incurred by or on behalf of the Master Servicer, or any Special Servicer on the Master Servicer's behalf, in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan, amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan and Disposition Fees) respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

          Liquidation Proceeds: Proceeds (including Insurance Proceeds) received
          --------------------
in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

          Loan  Group:  Any  of  Loan  Group  1,  Loan  Group 2 or Loan Group 3.
          -----------

          Loan  Group  1:  The  Group  1  Loans.
          --------------

          Loan  Group  2:  The  Group  2  Loans.
          --------------

          Loan  Group  3:  The  Group  3  Loans.
          --------------

          Loan-to-Value Ratio: With respect to any Mortgage Loan, as of any date
          -------------------
of determination, a fraction expressed as a percentage, the numerator of which is the then current principal amount of the Mortgage Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Loan  Year:  With  respect  to  any Mortgage Loan, the one-year period
          ----------
commencing on the day succeeding the origination of such Mortgage Loan and ending on the anniversary date of such Mortgage Loan, and each annual period thereafter.

          Lost Note Affidavit: With respect to any Mortgage Loan as to which the
          -------------------
original Mortgage Note has been lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage
Note).

          Majority  Certificateholder:  A  Holder  of  a  50.01%  or  greater
          ---------------------------
Certificate  Percentage  Interest  of  the  Certificates.

          Master  Servicer: Impac Funding Corporation, a California corporation,
          ----------------
and  its  successors  and  assigns.

          Master  Servicing  Fee:  With  respect  to  each Mortgage Loan and any
          ----------------------
Payment Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

          Master  Servicing  Fee Rate: With respect to any Mortgage Loan, 0.030%
          ---------------------------
per  annum.

          Maximum  Bond Interest Rate: With respect to each class of (1) Group 1
          ---------------------------
Bonds and Group 2 Bonds, 11.00% per annum and (2) Group 3 Bonds, 10.25% per annum.

          Maximum  Demand Note Amount: With respect to any Payment Date and each
          ---------------------------
of Loan Group 1 and Loan Group 2 shall equal the lesser of (i) the Overcollateralization Deficit on the prior Payment Date and (ii) the Overcollateralization Deficit on the related Payment Date.

          MERS:  Mortgage  Electronic  Registration Systems, Inc., a corporation
          ----
organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS(R)  System:  The  system  of  recording  transfers  of  Mortgages
          ---------------
electronically  maintained  by  MERS.

          MIN:  The Mortgage Identification Number for Mortgage Loans registered
          ---
with  MERS  on  the  MERS(R)  System.

          Minimum Mortgage Rate: With respect to each Mortgage Loan, the minimum
          ---------------------
Mortgage  Rate.

          MOM  Loan:  With  respect  to  any  Mortgage  Loan, MERS acting as the
          ---------
mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

          Monthly  Payment: With respect to any Mortgage Loan (including any REO
          ----------------
Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial Principal Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

          Moody's: Moody's Investors Service, Inc. or its successor in interest.
          -------

          Mortgage:  The  mortgage, deed of trust or other instrument creating a
          --------
first lien on an estate in fee simple interest in real property securing a Mortgage Loan.

          Mortgage File: The file containing the Related Documents pertaining to
          -------------
a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Mortgage Loan Purchase Agreement or the Servicing Agreement.

          Mortgage  Loans:  The  Mortgage  Loans  that  will  be transferred and
          ---------------
assigned to the Trust pursuant to Section 2.03(a) of the Indenture, each Mortgage Loan so held being identified in the Mortgage Loan Schedule. The Mortgage Loans have been divided into three groups, Loan Group 1, Loan Group 2 and Loan Group 3. The aggregate Cut-off Date Principal Balance is equal to $1,581,392,041.96.

          Mortgage  Loan  Purchase  Agreement:  The  Mortgage  Loan  Purchase
          -----------------------------------
Agreement, dated as of the Closing Date, between the Seller, as seller, and the Purchaser, as purchaser, relating to the sale, transfer and assignment of the Initial Mortgage Loans.

          Mortgage  Loan  Schedule:  With  respect  to any date, the schedule of
          ------------------------
Mortgage Loans held by the Issuer on such date. The schedule of Mortgage Loans as of the Cut-off Date is the schedule set forth in Exhibit B of the Indenture, which schedule sets forth as to each Mortgage Loan:

               (i)     the  loan  number  and  name  of  the  Mortgagor;

               (ii) the street address, city, state and zip code of the Mortgaged Property;

               (iii)     the  original  Mortgage Rate and current Mortgage Rate;

               (iv)     the  maturity  date;

               (v)     the  original  principal  balance;

               (vi)     the  first  Payment  Date;

               (vii)     the  type  of  Mortgaged  Property;

               (viii)     the  Monthly Payment in effect as of the Cut-off Date;

               (ix)     the  Cut-off  Date  Principal  Balance;

               (x) the Index, the Maximum Rate, Minimum Rate, Lifetime Cap and the Gross Margin, if applicable;

               (xi) the Adjustment Date frequency and Payment Date frequency, if applicable;

               (xii)     the  occupancy  status;

               (xiii)     the  purpose  of  the  Mortgage  Loan;

               (xiv)     the  Appraised  Value  of  the  Mortgaged  Property;

               (xv)     the  original  term  to  maturity;

               (xvi)     the  paid-through  date  of  the  Mortgage  Loan;

               (xvii)     the  Loan-to-Value  Ratio;

               (xviii)     whether  such  Mortgage  Loan  is a Group 1 Loan or a
          Group  2  Loan;

               (xix) whether such Mortgage Loan is a Radian PMI Insured Loan, and if so, the related Radian PMI Rate; and

               (xx) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program.

          The Mortgage Loan Schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans.

          Mortgage  Note:  The  note  or other evidence of the indebtedness of a
          --------------
Mortgagor  under  a  Mortgage  Loan.

          Mortgage  Rate:  With  respect  to  any  Mortgage Loan and any date of
          --------------
determination,  the annual rate at which interest accrues on such Mortgage Loan.

          Mortgaged  Property:  The underlying property, including real property
          -------------------
and  improvements  thereon,  securing  a  Mortgage  Loan.

          Mortgagor:  The  obligor  or  obligors  under  a  Mortgage  Note.
          ---------

          Multifamily  Loan:  Each of the Group 3 Loans transferred and assigned
          -----------------
to the Indenture Trustee pursuant to Section 2.03 of the Indenture, secured by a fee simple estate in a parcel of land improved by a multifamily property, together with any personal property, fixtures, leases and other property or rights pertaining thereto, as indicated in the related Mortgage Loan Schedule.

          Net  Cash  Flow:  For  any  given period, the total operating revenues
          ---------------
derived from a multifamily property during such period, minus total operating expenses incurred in respect of such property and estimated replacement reserves during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans (including the related Mortgage Loan) secured by liens on such property.

          Net  Collections:  With  respect  to  any  Corrected Mortgage Loan, an
          ----------------
amount equal to all payments on account of interest and principal on such Mortgage Loan.

          Net Derivative Fee: With respect to any Payment Date, the amount equal
          ------------------
to the excess, if any, of (a) the aggregate amount payable on that Payment Date to the Derivative Contract

Counterparty in respect of the Derivative Contracts, other than any Additional Derivative Contract Counterparty Payment, over (b) the aggregate amount payable on that Payment Date to the Issuer from the Derivative Contract Counterparty pursuant to the Derivative Contracts.

          Net  Derivative  Fee  Rate:  With  respect  to  any  Payment Date, the
          --------------------------
fraction, expressed as a rate per annum, equal to (x) the Net Derivative Fee on such Payment Date related to Loan Group 1, Loan Group 2 and Loan Group 3 over
(y)  the  aggregate  Stated  Principal  Balance  of  the  Mortgage  Loans.

          Net  Liquidation  Proceeds:  With  respect  to any Liquidated Mortgage
          --------------------------
Loan,  Liquidation  Proceeds  net  of  Liquidation  Expenses.

          Net  Monthly  Excess  Cash  Flow:  For  any Payment Date and each Loan
          --------------------------------
Group, the sum of (a) any related Overcollateralization Release Amount and (b) the excess of (x) the related Available Funds for such Payment Date over (y) the sum for such Payment Date of (A) the aggregate amount of Accrued Bond Interest for the related Bonds, (B) the related Principal Remittance Amount and (C) any amounts payable from the related Derivative Contracts as described in Section
3.05  of  the  Indenture.

          Net  Mortgage  Rate: With respect to any Mortgage Loan and any Payment
          -------------------
Date, the then applicable Mortgage Rate for the scheduled Monthly Payment thereon during the related Due Period less the Expense Fee Rate.

          New  Lease:  Any  lease  of REO Property entered into on behalf of the
          ----------
Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

          Nonrecoverable  Advance:  Any advance (i) which was previously made or
          -----------------------
is proposed to be made by the Master Servicer; and (ii) which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable by the Master Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on any Mortgage Loan. The
Indenture Trustee may conclusively rely on any determination of nonrecoverability made by the Master Servicer.

          Officer's  Certificate:  With  respect  to  the  Master  Servicer,  a
          ----------------------
certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

          One-Month  LIBOR:  With  respect  to  any  Accrual  Period,  the  rate
          ----------------
determined by the Indenture Trustee on the related Interest Determination Date on the basis of the London interbank offered rate for one-month United States dollar deposits, as such rates appear on the Telerate Screen Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date.

          In the event that on any Interest Determination Date, Telerate Screen 3750 fails to indicate the London interbank offered rate for one-month United States dollar deposits, then One-Month LIBOR for the related Interest Accrual Period will be established by the Indenture Trustee as follows:

               (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

               (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

          The establishment of One-Month LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable for the related Accrual Period shall (in the absence of manifest error) be final and binding.

          Opinion  of  Counsel:  A  written opinion of counsel acceptable to the
          --------------------
Indenture Trustee and/or the Bond Insurer, as applicable, in its reasonable discretion which counsel may be in-house counsel for the Master Servicer if acceptable to the Indenture Trustee, the Bond Insurer and the Rating Agencies or counsel for the Depositor, as the case may be.

          Original  Value: Except in the case of a refinanced Mortgage Loan, the
          ---------------
lesser of the Appraised Value or sales price of Mortgaged Property at the time a Mortgage Loan is closed, and for a refinanced Mortgage Loan, the Original Value is the value of such property at the time application is made for such refinancings as set forth in an appraisal acceptable to the Master Servicer.

          Outstanding:  With  respect  to  the  Bonds,  as  of  the  date  of
          -----------
determination, all Bonds theretofore executed, authenticated and delivered under this Indenture except:

               (i) Bonds theretofore canceled by the Bond Registrar or delivered to the Indenture Trustee for cancellation; and

               (ii) Bonds in exchange for or in lieu of which other Bonds have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Bonds are held by a holder in due course;

all Bonds that have been paid with funds provided under the Bond Insurance Policy shall be deemed to be Outstanding until the Bond Insurer has been reimbursed with respect thereto.

          Outstanding  Mortgage  Loan:  As  to  any  Due  Date,  a Mortgage Loan
          ---------------------------
(including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or

REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to the Servicing Agreement.

          Overcollateralization Deficit: As of any Payment Date and with respect
          -----------------------------
to each of Loan Group 1 and Loan Group 2 shall equal, the excess, if any, of (a) the aggregate Bond Principal Balance of the Group 1 Bonds or Group 2 Bonds, as applicable, as of such Payment Date (after taking into account the payments to the Group 1 Bonds and Group 2 Bonds of the related Principal Distribution Amount) over (b) the aggregate Stated Principal Balances of the Group 1 Loans or Group 2 Loans, as applicable, immediately following such Payment Date.

          Overcollateralization  Increase  Amount:  With  respect to any Payment
          ---------------------------------------
Date and each Loan Group, the lesser of (i) the related Net Monthly Excess Cashflow for such Payment Date but, with respect to the Group 1 Loans, after payments to the Bond Insurer in respect of clause (ii) of Section 3.05(d) and with respect to the Group 2 Loans, after payments to the Bond Insurer in respect of clause (ii) of Section 3.05(h) and (ii) the excess, if any, of (a) the related Overcollateralization Target Amount over (b) the related Overcollateralized Amount on such Payment Date (after taking into account payments to the related Bonds of the related Basic Principal Distribution Amount on such Payment Date).

          Overcollateralization Release Amount: With respect to any Payment Date
          ------------------------------------
and each Loan Group, the lesser of (x) the related Principal Remittance Amount for such Payment Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Payment Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on such Payment Date) over
(ii)  the  related  Overcollateralization  Target  Amount for such Payment Date.

          Overcollateralization  Target  Amount:  The  Group  1
          -------------------------------------
Overcollateralization Target Amount, Group 2 Overcollateralization Target Amount or Group 3 Overcollateralization Target Amount, as applicable.

          Overcollateralized Amount: As of any Payment Date and each Loan Group,
          -------------------------
the amount, if any, by which (i) the aggregate principal balance of the related Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or Advanced, unscheduled collections of principal received during the related Prepayment Period and Realized Losses on the related Mortgage Loans incurred during the related Prepayment Period), exceeds (ii) the aggregate Bond Principal Balance of the related Bonds as of such Payment Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on the Bonds on such Payment Date).

          Owner  Trust  Estate:  The  corpus  of the Issuer created by the Trust
          --------------------
Agreement which consists of items referred to in Section 3.01 of the Trust Agreement.

          Owner Trustee: Wilmington Trust Company and its successors and assigns
          -------------
or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

          Owner  Trustee's  Fee: With respect to any Payment Date the product of
          ---------------------
(i) the Owner Trustee's Fee Rate divided by 12 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

          Owner  Trustee's  Fee  Rate:  On  each  Mortgage Loan, a rate equal to
          ---------------------------
0.0017%  per  annum.

          Paying  Agent:  Any paying agent or co-paying agent appointed pursuant
          -------------
to  Section  3.03  of  the  Indenture,  which  initially  shall be the Indenture
Trustee.

          Payment  Account:  The  account  established  by the Indenture Trustee
          ----------------
pursuant to Section 3.01 of the Indenture. The Payment Account shall be an Eligible Account.

          Payment  Date:  The  25th  day  of each month, or if such day is not a
          -------------
Business Day, then the next Business Day.

          Percentage Interest: With respect to any Bond, the percentage obtained
          -------------------
by dividing the Bond Principal Balance of such Bond by the aggregate Bond Principal Balances of all Bonds of that Class. With respect to any Certificate, the percentage as stated on the face thereof.

          Periodic  Rate  Cap:  With  respect  to any Mortgage Loan, the maximum
          -------------------
rate, if any, by which the Mortgage Rate on such Mortgage Loan can adjust on any Adjustment Date, as stated in the related Mortgage Note or Mortgage.

          Person:  Any  individual,  corporation, partnership, limited liability
          ------
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Phase I Environmental Assessment: A "Phase I environmental assessment"
          --------------------------------
as described in and meeting the criteria of the American Society of Testing Materials Standard E 1527- 94 or any successor thereto published by the American Society of Testing Materials.`

          Plan:  Any employee benefit plan or certain other retirement plans and
          ----
arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

          Plan  Assets:  Assets  of  a  Plan within the meaning of Department of
          ------------
Labor  regulation  29  C.F.R.  Sec.  2510.3-101.

          Policy  Premium  Rate:  With respect to any Payment Date, the rate per
          ---------------------
annum at which the Premium Amount for the Bond Insurance Policy accrues, as specified in the Insurance Agreement.

          Pool Balance: With respect to any date of determination, the aggregate
          ------------
of  the  Stated  Principal  Balances  of  all  Mortgage  Loans  as of such date.

          Preference  Amount:  With  respect  to  the Class 1-A, Class 2-A-1 and
          ------------------
Class 2-A-2 Bonds, any amount previously distributed to a Class 1-A, Class 2-A-1 or Class 2-A-2 Bondholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code, as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          Premium  Amount:  The  amount  of  premium  due to the Bond Insurer in
          ---------------
accordance  with  the  terms  of  the  Insurance  Agreement.

          Prepayment  Assumption:  A  Prepayment Assumption of 100% assumes, (i)
          ----------------------
with respect to the Group 1 Loans and Group 2 Loans, 30% CPR and (ii) with respect to the Group 3 Loans, a prepayment vector which assumes no prepayments in the first 12 months after the origination date of such mortgage loan, 10% CPR in the second 12 month period, 15% CPR in the third 12 month period, 25% CPR in the fourth 12 month period and 30% CPR thereafter.

          Prepayment Interest Shortfall: As to any Payment Date and any Mortgage
          -----------------------------
Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment
Period, an amount equal to the excess of interest accrued during the related Prepayment Period at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the sum of the amount of interest (less interest at the related Expense Fee Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full and any Advances made by the Master Servicer pursuant to Section 4.04 of the Servicing Agreement or (b) a partial Principal Prepayment during the related Prepayment Period, an amount equal to the interest at the Mortgage Rate (less the Subservicing Fee Rate) during the related Prepayment Period on the amount of such partial Principal Prepayment.

          Prepayment  Period:  With respect any Payment Date, the calendar month
          ------------------
immediately  preceding  the  month  in  which  such  payment  occurs.

          Primary  Insurance  Policy:  Each  primary policy of mortgage guaranty
          --------------------------
insurance issued by a Qualified Insurer or any replacement policy therefor, including the Radian Lender-Paid PMI Policies.

          Principal  Distribution  Amount:  For  any  Payment Date and each Loan
          -------------------------------
Group, the sum of (a) the related Basic Principal Distribution Amount and (b) the related Overcollateralization Increase Amount (to the extent available from Net Monthly Excess Cashflow (i) in the case of Loan Group 1 and Loan Group 2 pursuant to clause (iii) of Section 3.05(d) and Section 3.05(h), respectively and (ii) in the case of Loan Group 3 pursuant to clause (i) of Section 3.05(l)).

          Principal  Prepayment: Any payment of principal or other recovery on a
          ---------------------
Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal  Prepayment  in  Full:  Any  Principal  Prepayment made by a
          -------------------------------
Mortgagor  of  the  entire  principal  balance  of  a  Mortgage  Loan.

          Principal Remittance Amount: With respect to any Payment Date and each
          ---------------------------
Loan  Group,  the  sum  of  the  following:

               (i) the principal portion of each previously undistributed Monthly Payment due after the Cut-off Date received on or prior to the related Determination Date or advanced prior to such Payment Date (other than Monthly Payments due after the related Due Period, which shall be treated as if received during the Due Period they were due) on each Outstanding Mortgage Loan;

               (ii) the principal portion of all proceeds of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) pursuant to the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement during the related Prepayment Period; and

               (iii) the principal portion of all other unscheduled collections received during the related Prepayment Period (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to the Servicing Agreement.

          Proceeding:  Any  suit  in  equity, action at law or other judicial or
          ----------
administrative  proceeding.

          Prospectus:  The  Prospectus  Supplement,  dated  September  28, 2004,
          ----------
together  with  the  attached  Prospectus,  dated  September  28,  2004.

          Purchase  Price:  The  meaning  specified  in  Section  2.2(a)  of the
          ---------------
Mortgage  Loan  Purchase  Agreement.

          Purchaser:  IMH  Assets  Corp.,  a  California  corporation,  and  its
          ---------
successors  and  assigns.

          Qualified  Insurer:  A  mortgage  guaranty  insurance  company  duly
          ------------------
qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer and as a Fannie Mae-approved mortgage insurer.

          Radian:  Radian  Guaranty,  Inc.,  or  its  successors  or  assigns.
          ------

          Radian  Lender-Paid  PMI  Policy:  A  lender-paid  primary  mortgage
          --------------------------------
insurance policy issued by Radian in accordance with a March 29, 2002 letter between the Seller and Radian.

          Radian  PMI  Insured  Loans:  The Mortgage Loans included in the Trust
          ---------------------------
Fund covered by a Radian Lender-Paid PMI Policy, as indicated on the Mortgage Loan Schedule.

          Radian  PMI  Policy  Fee: With respect to each Radian PMI Insured Loan
          ------------------------
and  any  Payment Date, the product of (i) the Radian PMI Rate divided by 12 and
(ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

          Radian  PMI  Rate:  With  respect  to any Mortgage Loan covered by the
          -----------------
Radian Lender-Paid PMI Policy, the rate per annum at which the premium with respect to such policy accrues as indicated in the Mortgage Loan Schedule.

          Rating  Agency:  Any  nationally  recognized  statistical  rating
          --------------
organization, or its successor, that rated the Bonds at the request of the Depositor at the time of the initial issuance of the Bonds. Initially, Standard & Poor's or Moody's. If such organization or a successor is no longer in existence, "Rating Agency" with respect to the Class A Bonds shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee and Master Servicer. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

          Realized Loss: With respect to each Mortgage Loan (or REO Property) as
          -------------
to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or any Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

          Record  Date:  With  respect  to  any Book-Entry Bonds and any Payment
          ------------
Date, the close of business on the Business Day immediately preceding such Payment Date. With respect to any

Bonds that are not Book-Entry Bonds, the close of business on the last Business Day of the calendar month preceding such Payment Date.

          Reference  Banks:  Any  leading  banks  engaged  in  transactions  in
          ----------------
Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Screen Page 3750 on the Interest Determination Date in question, (iii) which have been designated as such by the Indenture Trustee after consultation with the Master Servicer, and (iv) which are not Affiliates of the Depositor or the Seller.

          Registered  Holder:  The  Person in whose name a Bond is registered in
          ------------------
the  Bond  Register  on  the  applicable  Record  Date.

          Related  Documents:  With respect to each Mortgage Loan, the documents
          ------------------
specified in Section 2.1(b) of (i) the Mortgage Loan Purchase Agreement (with respect to the Initial Mortgage Loans) and (ii) the Subsequent Mortgage Loan Purchase Agreement (with respect to the Group 1 Subsequent Mortgage Loans) and any documents required to be added to such documents pursuant to the Mortgage Loan Purchase Agreement, any Subsequent Mortgage Loan Purchase Agreement, the Trust Agreement, Indenture or the Servicing Agreement.

          Relief  Act:  The  Servicemembers  Civil  Relief  Act.
          ------------

          Relief  Act  Shortfall:  As  to any Payment Date and any Mortgage Loan
          ----------------------
(other than a Mortgage Loan relating to an REO Property), any shortfalls relating to the Relief Act or similar legislation or regulations.

          Remittance Report: The report prepared by the Master Servicer pursuant
          -----------------
to  Section  4.01  of  the  Servicing  Agreement.

          REO  Acquisition:  The acquisition by the Master Servicer on behalf of
          ----------------
the Indenture Trustee for the benefit of the Bondholders of any REO Property pursuant to Section 3.13 of the Servicing Agreement.

          REO Disposition: As to any REO Property, a determination by the Master
          ---------------
Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

          REO  Imputed  Interest:  As  to  any  REO Property, for any period, an
          ----------------------
amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been Outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period as such balance is reduced pursuant to Section 3.13 of the Servicing Agreement by any income from the REO Property treated as a recovery of principal.

          REO  Proceeds:  Proceeds,  net of expenses, received in respect of any
          -------------
REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Collection Account only upon the related REO Disposition.

          REO  Property:  A Mortgaged Property that is acquired by the Issuer by
          -------------
foreclosure  or  by  deed  in  lieu  of  foreclosure.

          Repurchase  Event:  With  respect  to  any Mortgage Loan, either (i) a
          -----------------
discovery that, as of the Closing Date the related Mortgage was not a valid first lien or second lien (as applicable) on the related Mortgaged Property, subject to no other liens except (A) the lien of real property taxes and assessments not yet due and payable, (B) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are permitted and (C) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the Seller delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

          Repurchase  Price:  With  respect  to any Mortgage Loan required to be
          -----------------
repurchased on any date pursuant to the Mortgage Loan Purchase Agreement or purchased by the Master Servicer pursuant to the Servicing Agreement, an amount equal to the sum, without duplication, of (i) 100% of the Stated Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Mortgage Rate on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase plus (iii) the amount of unreimbursed Advances or unreimbursed Servicing Advances made with respect to such Mortgage Loan plus (iv) any other amounts owed to the Master Servicer or any Subservicer pursuant to Section 3.07 of the Servicing Agreement and not included in clause (iii) of this definition plus (v) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory-lending law.

          Reserve  Interest  Rate:  With  respect  to any Interest Determination
          -----------------------
Date, the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month United States dollar lending rates which New York City banks selected by the Indenture Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such Interest Determination Date to leading European banks.

          Responsible  Officer:  With  respect  to  the  Indenture  Trustee, any
          --------------------
officer of the Indenture Trustee with direct responsibility for the administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Securities  Act: The Securities Act of 1933, as amended, and the rules
          ---------------
and  regulations  promulgated  thereunder.

          Securities  Intermediary: Deutsche Bank National Trust Company, or its
          ------------------------
successors  and  assigns.

          Security:  Any  of  the  Certificates  or  Bonds.
          --------

          Securityholder  or  Holder:  Any  Bondholder  or  a Certificateholder.
          --------------      ------

          Security  Instrument: A written instrument creating a valid first lien
          --------------------
or second lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

          Seller: Impac Mortgage Holdings, Inc., a Maryland corporation, and its
          ------
successors  and  assigns.

          Servicing  Account:  The separate trust account created and maintained
          ------------------
by the Master Servicer or each Subservicer with respect to the Mortgage Loans or REO Property, which shall be an Eligible Account, for collection of taxes, assessments, insurance premiums and comparable items as described in Section
3.08  of  the  Servicing  Agreement.

          Servicing  Advances:  All  customary, reasonable and necessary "out of
          -------------------
pocket"costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer or any Subservicer of its servicing obligations, including, without duplication, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.10, 3.11, 3.13 of the Servicing Agreement.

          Servicing Agreement: The Servicing Agreement dated as of September 29,
          -------------------
2004,  among  the  Master  Servicer,  the  Issuer  and  the  Indenture  Trustee.

          Servicing  Certificate:  A  certificate  completed  and  executed by a
          ----------------------
Servicing  Officer  on  behalf of the Master Servicer in accordance with Section
4.01  of  the  Servicing  Agreement.

          Servicing  Default:  The  meaning  assigned  in  Section  6.01  of the
          ------------------
Servicing  Agreement.

          Servicing  Fee:  The  sum  of  the  Master  Servicing  Fee  and  the
          --------------
Subservicing  Fee.

          Servicing  Fee  Rate: The sum of the Master Servicing Fee Rate and the
          --------------------
related  Subservicing  Fee  Rate.

          Servicing  Officer: Any officer of the Master Servicer involved in, or
          -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer, as such list may be amended from time to time.

          Special  Certificate  Cap Contract: The Confirmation together with the
          ----------------------------------
associated ISDA Master Agreement, delivered to the Indenture Trustee on the Closing Date and attached to the Indenture as Exhibit F, for which amounts payable shall be distributed in accordance with Section 3.05(j) of the Indenture.

          Special  Servicer:  Any  special servicer that may be appointed by the
          -----------------
Master Servicer, with the consent of the Bond Insurer, which consent shall not be unreasonably withheld, for the purposes of servicing the Specially Serviced Mortgage Loans; provided, however, that the consent of the Bond Insurer shall not be necessary in connection with the appointment of Midland Loan Services, Inc. as initial Special Servicer of the Multifamily Loans.

          Specially  Serviced  Mortgage  Loan:  Subject  to  Section 3.23 of the
          -----------------------------------
Servicing  Agreement,  any  Group  3  Loan  with  respect  to  which:

               (a) the related Mortgagor is 60 or more days delinquent (without giving effect to any grace period permitted by the related Mortgage Note) in the payment of a Monthly Payment or other obligation (regardless of whether, in respect thereof, Advances have been reimbursed);

               (b) such Mortgagor has expressed to the Master Servicer an inability to pay or a hardship in paying such Group 2 Loan in accordance with its terms;

               (c) the Master Servicer has received notice that such Mortgagor has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors;

               (d) the Master Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the related Mortgaged Property;

               (e) a default, of which the Master Servicer has notice (other than a failure by such Mortgagor to pay principal or interest) and which in the sole judgment of the Master Servicer, materially and adversely affects the interests of the Bondholders or the Bond Insurer, has occurred and remained unremedied for the applicable grace period specified in such Group 2 Loan (or, if no grace period is specified, 60 days); provided, however, that a default requiring a Servicing Advance shall be deemed to materially and adversely affect the interests of the Bondholders and the Bond Insurer for purposes of this definition; or

               (f) the Master Servicer proposes to commence foreclosure or other workout arrangements.

          A  Group  3  Loan will cease to be a Specially Serviced Mortgage Loan:

               (a) with respect to the circumstances described in clause (a) above, when the related Mortgagor has brought such Group 3 Loan current and thereafter made three consecutive full and timely Monthly Payments;

               (b)     with  respect  to  the circumstances described in clauses
          (b) and (d) above, when such circumstances cease to exist in the good faith and reasonable judgment of the Master Servicer, or any Special Servicer on its behalf, and with respect to the circumstances described in clauses (c) and (f),when such circumstances cease to exist; or

               (c)      with  respect  to  the circumstances described in clause
          (e)  above,  when  such  default  is  cured;

provided, however, in each case that at the time no circumstance identified in clauses (a) through (f) above exists that would cause the Group 3 Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

          Standard  &  Poor's:  Standard & Poor's, a division of The McGraw-Hill
          -------------------
Companies,  Inc.,  or  its  successor  in  interest.

          Stated Principal Balance: With respect to any Mortgage Loan or related
          ------------------------
REO Property as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of all scheduled Monthly Payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Payment Date which were received or with respect to which an Advance was made, (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.13 of the Servicing Agreement with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 3.05 of the Indenture on any previous Payment Date, and (c) the principal portion of any Realized Loss with respect thereto allocated pursuant to Section 3.33 of the Indenture for any previous Payment Date.

          Statutory  Trust Statute: Chapter 38 of Title 12 of the Delaware Code,
          ------------------------
12 Del. Code Sec.Sec.3801 et seq., as the same may be amended from time to time.
   ---                    -- ---

          Step-Up Date: With respect to the (1) Group 1 Bonds and Group 2 Bonds,
          ------------
the first Payment Date following the earlier of (i) the first Payment Date for which the aggregate Stated Principal Balance of the Group 1 Loans and Group 2 Loans as of the end of the related Due Period has been reduced to 20% or less of the sum of the Group 1 Cut-off Date Balance and Group 2 Cut-off Date Balance and
(ii) the Payment Date occurring in September 2014 and (2) Group 3 Bonds, the first Payment Date following the earlier of (i) the first Payment Date for which the aggregate Stated Principal Balance of the Group 3 Loans as of the end of the related Due Period has been reduced to 20% or less of the Group 3 Cut-off Date
Balance  and  (ii)  the  Payment  Date  occurring  in  September  2014.

          Subsequent  Recoveries:  Additional  recoveries,  net  of reimbursable
          ----------------------
expenses, with respect to Mortgage Loans that have been previously liquidated and that resulted in a Realized Loss.

          Subservicer: Any Person with whom the Master Servicer has entered into
          -----------
a Subservicing Agreement as a Subservicer and acceptable to the Bond Insurer, including the Initial Subservicers.

          Subservicing Account: An Eligible Account established or maintained by
          --------------------
a  Subservicer  as  provided  for in Section 3.06(e) of the Servicing Agreement.

          Subservicing  Agreement:  The  written  contract  between  the  Master
          -----------------------
Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of the Servicing Agreement.

          Subservicing  Fee:  With respect to each Mortgage Loan and any Payment
          -----------------
Date, the fee payable monthly to the related subservicer in respect of servicing compensation that accrues at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

          Subservicing  Fee  Rate:  On each adjustable rate Group 1 Loan, a rate
          -----------------------
equal to 0.375% per annum. On each fixed rate second lien Group 1 Loan or Group 2 Loan, a rate equal to 0.750% per annum. On each Group 3 Loan, a rate equal to 0.148% per annum, with such rate increasing to 0.750% per annum for any multifamily loan that becomes a Specially Serviced Multifamily Loan.

          Substitution  Adjustment  Amount:  With  respect  to  any  Eligible
          --------------------------------
Substitute Mortgage Loan, the amount as defined in Section 2.03 of the Servicing Agreement.

          Telerate  Screen Page 3750: The display designated as page 3750 on the
          --------------------------
Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

          Treasury  Regulations:  Regulations,  including  proposed or temporary
          ---------------------
Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          Trust: The Impac CMB Trust Series 2004-8 to be created pursuant to the
          -----
Trust  Agreement.

          Trust  Agreement: The Amended and Restated Trust Agreement dated as of
          ----------------
September 29, 2004, among the Owner Trustee, the Depositor and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, relating to the Trust.

          Trust  Estate:  The  meaning  specified  in the Granting Clause of the
          -------------
Indenture.

          Trust  Indenture  Act  or  TIA:  The  Trust  Indenture Act of 1939, as
          ------------------------------
amended  from  time  to  time,  as  in  effect  on  any  relevant  date.

          UCC:  The Uniform Commercial Code, as amended from time to time, as in
          ---
effect  in  any  specified  jurisdiction.

          Underwriters:  Bear,  Stearns  &  Co.  Inc.,  Countrywide  Securities
          ------------
Corporation  and  Merrill  Lynch,  Pierce,  Fenner  &  Smith  Incorporated.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage
          ---------------
that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

          Unpaid  Interest  Shortfall:  For  each class of Bonds and any Payment
          ---------------------------
Date, such Bonds' pro rata share, based on the amount of Accrued Bond Interest otherwise payable on such Bond on such Payment Date, of (a) any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest, and (b) any Relief Act Shortfalls, plus interest on the amount of previously allocated Unpaid Interest Shortfall on such class of Bonds which remains unreimbursed, at the Bond Interest Rate for such Class for the related Accrual Period.

          Workout Fee: An amount equal to the product of 1.50% and the amount of
          -----------
Net Collections received by the Master Servicer or any Special Servicer with respect to each Corrected Mortgage Loan.

                                   APPENDIX A
                                   DEFINITIONS

          Accrual  Period:  With  respect to each Class of Bonds and any Payment
          ---------------
Date, the period from the preceding Payment Date (or, in the case of the first Payment Date, from the Closing Date) through the day preceding such Payment Date.

          Accrued Bond Interest: With respect to any Payment Date and each Class
          ---------------------
of Bonds, interest accrued during the related Accrual Period at the then-applicable Bond Interest Rate on the related Bond Principal Balance thereof immediately prior to such Payment Date, less such Bonds' Unpaid Interest Shortfall for such Payment Date, plus any Accrued Bond Interest remaining unpaid from any prior Payment Date with interest thereon at the related Bond Interest Rate. Accrued Bond Interest for each Class of Bonds shall be calculated on the basis of the actual number of days in the Accrual Period and a 360-day year.

          Additional  Derivative  Contract Counterparty Payment: With respect to
          -----------------------------------------------------
any  Payment  Date,  any termination payments payable to the Derivative Contract
Counterparty as a result of a default of the Derivative Contract Counterparty under the related Derivative Contracts.

          Adjustment  Date: As to each Mortgage Loan, each date set forth in the
          ----------------
related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

          Advance:  As  to  any  Mortgage  Loan,  any advance made by the Master
          -------
Servicer pursuant to Section 4.04 of the Servicing Agreement or by a Subservicer in respect of delinquent Monthly Payments of principal and interest pursuant to the related Subservicing Agreement.

          Affiliate:  With  respect to any Person, any other Person controlling,
          ---------
controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

          Allocated Realized Loss Amount: With respect to any Class of Bonds and
          ------------------------------
any Payment Date, an amount equal to the sum of any related Realized Loss allocated to reduce the Bond Principal Balance of that Class of Bonds on that Payment Date and any Allocated Realized Loss Amount for that Class remaining unpaid from the previous Payment Date, less the amount of any Subsequent Recoveries added to the Bond Principal Balance of such Bond; provided however, that for purposes of the Bond Insurance Policy and for determining any amounts payable thereunder, the term "Allocated Realized Loss Amount" shall have the meaning set forth in the Bond Insurance Policy.

          Appraised  Value:  The  appraised  value of a Mortgaged Property based
          ----------------
upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sale price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan, the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing.

          Assignment  of Mortgage: An assignment of Mortgage, notice of transfer
          -----------------------
or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

          Authorized  Newspaper:  A  newspaper  of  general  circulation  in the
          ---------------------
Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

          Authorized  Officer:  With  respect  to the Issuer, any officer of the
          -------------------
Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          Available  Funds: The Group 1 Available Funds, Group 2 Available Funds
          ----------------
or Group 3 Available Funds, as applicable.

          Available  Funds  Rate:  On  any  Payment Date and with respect to the
          ----------------------
Group 1 Bonds, the per annum rate equal to the product of:

          (i)  (A)  the  product  of:

                    (1)  the Group 1 Net WAC Rate and

                    (2)  a fraction equal to

                         (x) the aggregate Stated Principal Balance of the Group
                    1  Loans  as  of  the end of the prior Due Period divided by

                         (y) the aggregate Bond Principal Balance of the Group 1
                    Bonds  immediately  prior  to  such  Payment  Date,  minus

               (B) the Policy Premium Rate in respect of the Class 1-A Bonds and

          (ii) a fraction equal to (x) 30 divided by (y) the number of days in the related Accrual Period.

          On any Payment Date and with respect to the Group 2 Bonds, the per annum rate equal to the product of:

          (i)  (A) the product of:

                    (1)  the Group 2 Net WAC Rate and

                    (2)  a fraction equal to

                         (x) the aggregate Stated Principal Balance of the Group
                    2  Loans  as  of  the end of the prior Due Period divided by

                         (y) the aggregate Bond Principal Balance of the Group 2
                    Bonds  immediately  prior  to  such  Payment  Date,  minus

               (B)  the Policy Premium Rate in respect of the Group 2 Bonds and

          (ii) a fraction equal to (x) 30 divided by (y) the number of days in the related Accrual Period.

          On any Payment Date with respect to the Group 3 Bonds, the per annum rate equal to the product of:

          (i)  the product of:

                    (1)  the Group 3 Net WAC Rate and

                    (2)  a fraction equal to

                         (x) the aggregate Stated Principal Balance of the Group
                    3  Loans  as  of  the end of the prior Due Period divided by

                         (y) the aggregate Bond Principal Balance of the Group 3
                    Bonds  immediately  prior  to  such  Payment  Date,  and

          (ii) a fraction equal to (x) 30 divided by (y) the number of days in the related Accrual Period.

          Bankruptcy  Code:  The  Bankruptcy  Code  of  1978,  as  amended.
          ----------------

          Basic  Documents:  The  Trust Agreement, the Certificate of Trust, the
          ----------------
Indenture, the Servicing Agreement, the Mortgage Loan Purchase Agreement, the Insurance Agreement, the Derivative Contracts, the Special Certificate Cap Contract and the other documents and certificates delivered in connection with any of the above.

          Basic  Principal Distribution Amount: With respect to any Payment Date
          ------------------------------------
and each Loan Group, the lesser of (a) the excess of (i) the related Available Funds for such Payment Date over (ii) the aggregate amount of Accrued Bond Interest for the related Bonds for such Payment Date and (b) the excess of (i) the related Principal Remittance Amount for such Payment Date over (ii) the related Overcollateralization Release Amount, if any, for such Payment Date.

          Basis  Risk  Shortfall:  With  respect  to any Class of Bonds, on each
          ----------------------
Payment Date where clause (iii) of the definition of "Bond Interest Rate" is less than clauses (i) or (ii) of the definition of "Bond Interest Rate", the excess, if any, of (x) the aggregate Accrued Bond Interest thereon for such Payment Date calculated pursuant to the lesser of clause (i) or (ii) of the definition of Bond Interest Rate over (y) interest accrued on the related Mortgage Loans at the related Available Funds Rate.

          Basis  Risk Shortfall Carry-Forward Amount: With respect to each Class
          ------------------------------------------
of Bonds and any Payment Date, as determined separately for each Class of Bonds, an amount equal to the aggregate amount of Basis Risk Shortfall for such Bonds on such Payment Date, plus any unpaid Basis Risk Shortfall for such Class of Bonds from prior Payment Dates, plus interest thereon at the Bond Interest Rate for such Payment Date, to the extent previously unreimbursed by the related
Derivative  Contracts  or  by  related  Net  Monthly  Excess  Cash  Flow.

          Beneficial  Owner:  With  respect  to  any Bond, the Person who is the
          -----------------
beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

          Bond:  A  Class  A,  Class  M  or  Class  3-B  Bond.
          ----

          Bond  Insurance Policy: The surety bond issued by the Bond Insurer for
          ----------------------
the benefit of the Class 1-A, Class 2-A-1 and Class 2-A-2 Bondholders.

          Bond  Insurer:  Financial  Guaranty  Insurance  Company,  a  New
          -------------
York-domiciled stock insurance corporation, any successor thereto or any replacement bond insurer substituted pursuant to Section 3.30 of the Indenture.

          Bond  Insurer  Default:  The  existence  and continuance of any of the
          ----------------------
following: (a) a failure by the Bond Insurer to make a payment required under the Bond Insurance Policy in accordance with its terms; or (b)(i) the Bond Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Bond Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Bond Insurer (or the taking of possession of all or any material portion of the property of the Bond Insurer).

          Bond  Interest  Rate: With respect to each Payment Date and each Class
          --------------------
of Bonds, a floating rate equal to the least of (i) One-Month LIBOR plus the related Bond Margin, (ii) the related

Maximum Bond Interest Rate and (iii) the related Available Funds Rate with respect to such Payment Date.

          Bond  Margin: With respect to the Class 1-A Bonds, on any Payment Date
          ------------
prior to the Step-Up Date, 0.360% per annum, and on any Payment Date on and after the Step-Up Date, 0.720% per annum. With respect to the Class 2-A-1 Bonds, on any Payment Date prior to the Step-Up Date, 0.350% per annum, and on any Payment Date on and after the Step-Up Date, 0.700% per annum. With respect to the Class 2-A-2 Bonds, on any Payment Date prior to the Step-Up Date, 0.380% per annum, and on any Payment Date on and after the Step-Up Date, 0.760% per annum. With respect to the Class 3-A Bonds, on any Payment Date prior to the Step-Up Date, 0.410% per annum, and on any Payment Date on and after the Step-Up Date, 0.820% per annum. With respect to the Class 3-M-1 Bonds, on any Payment Date prior to the Step-Up Date, 0.570% per annum, and on any Payment Date on and after the Step-Up Date, 0.855% per annum. With respect to the Class 3-M-2 Bonds, on any Payment Date prior to the Step-Up Date, 1.05% per annum, and on any Payment Date on and after the Step-Up Date, 1.575% per annum. With respect to the Class 3-B Bonds, on any Payment Date prior to the Step-Up Date, 1.750% per annum, and on any Payment Date on and after the Step-Up Date, 2.625% per annum.

          Bond  Owner:  The  Beneficial  Owner  of  a  Bond.
          -----------

          Bond  Principal  Balance:  With  respect to any Bond as of any date of
          ------------------------
determination, the initial Bond Principal Balance as stated on the face thereof, minus all amounts distributed in respect of principal with respect to such Bond and, in the case of any Bond, the aggregate amount of any reductions in the Bond Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates; provided that, the Bond Principal Balance of any Class of Bonds with the highest payment priority to which Realized Losses have been allocated shall be increased by the amount of any Subsequent Recoveries on the related Mortgage Loans not previously allocated, but not by more than the amount of Realized Losses previously allocated to reduce the Bond Principal Balance of that Class. With respect to any Class of Bonds, the Bond Principal Balance thereof shall be equal to the sum of the Bond Principal Balances of all Outstanding Bonds of such Class.

          Bond  Register: The register maintained by the Bond Registrar in which
          --------------
the Bond Registrar shall provide for the registration of Bonds and of transfers and exchanges of Bonds.

          Bond  Registrar:  The  Indenture  Trustee,  in  its  capacity  as Bond
          ---------------
Registrar, or any successor to the Indenture Trustee in such capacity.

          Bondholder or Holder: The Person in whose name a Bond is registered in
          --------------------
the Bond Register, except that, any Bond registered in the name of the Depositor, the Issuer, the Indenture Trustee, the Seller or the Master Servicer or any Affiliate of any of them shall be deemed not to be a holder or holders, nor shall any so owned be considered outstanding, for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that a Responsible Officer of the Indenture Trustee or the Owner Trustee actually knows to be so owned shall be so disregarded. Owners of Bonds that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of any of the foregoing Persons. Any bonds on which payments are made under the Bond Insurance Policy shall be deemed Outstanding until the Bond Insurer has been reimbursed with respect thereto and the Bond Insurer shall be deemed the Bondholder thereof to the extent of such unreimbursed payment.

          Bonds: The Class A Bonds, Class M Bonds and Class 3-B Bonds issued and
          -----
outstanding  at  any  time  pursuant  to  the  Indenture.

          Book-Entry  Bonds:  Beneficial  interests  in the Bonds, ownership and
          -----------------
transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

          Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a
          -------------
day on which banking institutions in the City of New York, Delaware, California or in the city in which the corporate trust offices of the Indenture Trustee or the principal office of the Bond Insurer are located, are required or authorized by law to be closed.

          Cash  Liquidation:  As  to  any  defaulted  Mortgage Loan other than a
          -----------------
Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer evidenced in a certificate of a Servicing Officer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

          Certificate  Distribution Account: The account or accounts created and
          ---------------------------------
maintained pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Distribution Account shall be an Eligible Account.

          Certificate Paying Agent: The meaning specified in Section 3.10 of the
          ------------------------
Trust  Agreement.

          Certificate Percentage Interest: With respect to each Certificate, the
          -------------------------------
Certificate Percentage Interest stated on the face thereof.

          Certificate  Register:  The  register  maintained  by  the Certificate
          ---------------------
Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

          Certificate  Registrar:  Initially,  the  Indenture  Trustee,  in  its
          ----------------------
capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

          Certificate  of  Trust:  The  Certificate of Trust filed for the Trust
          ----------------------
pursuant to Section 3810(a) of the Statutory Trust Statute.

          Certificates  or Trust Certificates: The Impac CMB Trust Series 2004-8
          -----------------------------------
Trust Certificates, Series 2004-8, evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

          Certificateholder  or  Holder:  The Person in whose name a Certificate
          -----------------------------
is registered in the Certificate Register. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

          Class:  Any  of  the  Class A Bonds, Class M Bonds or Class 2-B Bonds.
          -----

          Class  2-A  Bonds:  The  Class  2-A-1  Bonds  and  Class  2-A-2 Bonds.
          -----------------

          Class  A  Bonds: The Class 1-A, Class 2-A-2, Class 2-A-2 and Class 3-A
          ---------------
Bonds in the form attached as Exhibit A-1 to the Indenture.

          Class  3-B  Bonds: The Class 3-B Bonds in the form attached as Exhibit
          -----------------
A-3  to  the  Indenture.

          Class M Bonds: The Class 3-M-1 Bonds and Class 3-M-2 Bonds in the form
          -------------
attached as Exhibit A-2 to the Indenture.

          CMSA  IRP:  Commercial  Mortgage  Securities  Association  Investor
          ---------
Reporting  Package.

          Closing  Date:  September  29,  2004.
          -------------

          Code: The Internal Revenue Code of 1986, as amended, and the rules and
          ----
regulations  promulgated  thereunder.

          Collateral:  The  meaning  specified  in  the  Granting  Clause of the
          ----------
Indenture.

          Collection  Account:  The  account  or accounts created and maintained
          -------------------
pursuant to Section 3.06(d) of the Servicing Agreement. The Collection Account shall be an Eligible Account.

          Commission:  The  Securities  and  Exchange  Commission.
          ----------

          Compensating  Interest: With respect to any Payment Date as determined
          ----------------------
separately for each Loan Group, the amount of any Prepayment Interest Shortfalls resulting from prepayments in full during the preceding calendar month on the related Mortgage Loans, but only to the extent such Prepayment Interest Shortfalls do not exceed an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate Stated Principal Balance of the related Mortgage Loans immediately preceding such Payment Date and (b) the sum of the Master Servicing Fee and Subservicing Fee for such Payment Date for the related Mortgage Loans.

          Corporate  Trust  Office:  With  respect  to  the  Indenture  Trustee,
          ------------------------
Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Bond Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: IM0408. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19801, Attention: Impac CMB Trust Series 2004-8 (IM0408).

          Corrected  Mortgage  Loan:  Any  Multifamily Loan which is no longer a
          -------------------------
Specially Serviced Mortgage Loan as a result of the curing of any event of default under such Specially Serviced Mortgage Loan through a modification, restructuring or workout negotiated by the Master Servicer, or a Special Servicer on the Master Servicer's behalf, and evidenced by a signed writing.

          Countrywide:  Countrywide  Home Loans Servicing LP or its successor in
          -----------
interest.

          Cross-Collateralized Loss Payments: For any Payment Date and each Loan
          ----------------------------------
Group, the amount, if any, of Crossable Excess from such Loan Group available to cover Crossable Losses in the other Loan Groups as provided in Section 3.05 of the Indenture.

          Crossable  Excess: With respect to Loan Group 1, Loan Group 2 and Loan
          -----------------
Group 3 and any Payment Date, an amount equal to the related Net Monthly Excess Cashflow remaining after payments have been made pursuant to Section 3.05(d)(iv), Section 3.05(h)(iv) and Section 3.05(l)(ii) of the Indenture, respectively.

          Crossable Losses: With respect to any Loan Group and any Payment Date,
          ----------------
an amount equal to any Realized Losses suffered by any Mortgage Loan in such Loan Group, to the extent that such Realized Losses have not been covered by related Net Monthly Excess Cashflow on such Payment Date, and any previously unreimbursed Realized Losses suffered by any Mortgage Loans in such Loan Group to the extent such Realized Losses have not been covered by related and non-related Net Monthly Excess Cashflow on prior Payment Dates.

          Cut-off  Date:  September  1,  2004.
          -------------

          Cut-off  Date  Balance:  The aggregate Stated Principal Balance of the
          ----------------------
Mortgage  Loans  as  of  the  Cut-off  Date.

          Cut-off Date Principal Balance: With respect to any Mortgage Loan, the
          ------------------------------
unpaid principal balance thereof as of the Cut-off Date after applying the principal portion of Monthly Payments due on or before such date, whether or not received, and without regard to any payments due after such date.

          Debt  Service  Coverage Ratio: With respect to any Group 3 Loan at any
          -----------------------------
given time, the ratio of (i) the Net Cash Flow of the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Group 3 Loan.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction
          ----------------------
in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Default:  Any  occurrence which is or with notice or the lapse of time
          -------
or  both  would  become  an  Event  of  Default.

          Deficiency Amount:  With respect to any Payment Date and each Class of
          -----------------
Insured Bonds, an amount, if any, equal to the sum of:

          (1) the amount by which the aggregate amount of Accrued Bond Interest on the related Insured Bonds on that Payment Date exceeds the related Available Funds and any Crossable Excesses; and

          (2) (i) with respect to any Payment Date that is not the Final Scheduled Payment Date, any Allocated Realized Loss Amount for that Payment Date (without giving effect to any payments in respect of such Allocated Realized Loss Amounts from the Bond Insurance Policy), to the extent not applied to reduce the related or non-related Net Monthly Excess Cashflow on such Payment Date or not otherwise previously reimbursed from payments under the Bond Insurance Policy or otherwise; or

          (ii) on the Final Scheduled Payment Date, the aggregate outstanding Bond Principal Balance of the Insured Bonds to the extent otherwise not paid on that date.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by
          -------------------
a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Definitive  Bonds:  The  meaning  specified  in  Section  4.06  of the
          -----------------
Indenture.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with
          ---------------------
an  Eligible  Substitute  Mortgage  Loan.

          Demand Note: The demand note executed by the Seller for payment to the
          -----------
Indenture  Trustee, a form of which is attached as Exhibit H-1 to the Indenture.

          Demand  Note  Amount: With respect to the Payment Date in October 2005
          --------------------
shall equal any shortfalls in payments to be made on the Group 1 Bonds or the Group 2 Bonds, as applicable, on such Payment Date due to (i) Realized Losses on the related Mortgage Loans during the prior Due Period and (ii) prepayments on the related Mortgage Loans during the related Prepayment Period, to the extent of the Maximum Demand Note Amount.

          Depositor:  IMH  Assets  Corp.,  a  California  corporation,  or  its
          ---------
successor  in  interest.

          Depository  or  Depository  Agency:  The Depository Trust Company or a
          ----------------------------------
successor appointed by the Indenture Trustee. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

          Depository  Participant:  A  Person  for  whom, from time to time, the
          -----------------------
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Derivative  Contracts:  The  Group 1/2 Derivative Contracts or Group 3
          ---------------------
Derivative  Contracts,  as  applicable.

          Derivative  Contract Counterparty: Lehman Brothers Derivative Products
          ---------------------------------
Inc.

          Determination  Date: With respect to any Payment Date, the 15th day of
          -------------------
the related month, or if the 15th day of such month is not a Business Day, the immediately preceding Business Day.

          Due  Date: With respect to each Mortgage Loan, the day of the month on
          ---------
which  each  scheduled  Monthly  Payment  is  due.

          Due  Period:  With respect to any Payment Date and the Mortgage Loans,
          -----------
the period commencing on the second day of the month immediately preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the first day of the month of such Payment Date.

          Eligible  Account:  An  account  that  is  any of the following: (i) a
          -----------------
segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by Standard & Poor's and P-1 by Moody's at the time of any deposit therein or (B) fully insured to the limits established by the FDIC, provided that any deposits
                                                      --------
not so insured shall, to the extent acceptable to the Bond Insurer and each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, the Bond Insurer and each Rating Agency) the Indenture Trustee has a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) in the case of the Collection Account or Servicing Account, either (A) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (B) an account or accounts maintained at the corporate trust department of the Indenture Trustee or the Subservicer (or an affiliate thereof), as long as their short term debt obligations are rated P-1 by Moody's and A-1+ by Standard & Poor's or better and their long term debt obligations are rated A2 by Moody's and AA- by Standard & Poor's or better, (iv) in the case of the Collection Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency as evidenced in writing by each Rating Agency that use of any such account as the Collection Account or the Payment Account will not reduce the rating assigned to any of the Securities by such Rating Agency below investment grade without taking into account the Bond Insurance Policy and acceptable to the Bond Insurer as evidenced in writing.

          Eligible  Investments:  One  or  more  of  the  following:
          ---------------------

               (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

               (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

               (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by Standard & Poor's and A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued weekly at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (C) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

               (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

               (vi) a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

               (vii) money market funds having ratings in the highest available long term rating category of each of the Rating Agencies at the time of such investment; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in the Indenture, including money market funds of the Indenture Trustee or any such funds that are managed or advised by the Indenture Trustee or any Affiliate thereof; and

               (viii) any investment approved in writing by each of the Rating Agencies and the Bond Insurer.

The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.

provided,  however,  that  each  such  instrument  shall be acquired in an arm's
--------   -------
length transaction and no such instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations; provided further, however, that each such instrument acquired shall
             -------- -------  -------
not  be  acquired  at  a  price  in  excess  of  par.

          Eligible  Substitute Mortgage Loan: A Mortgage Loan substituted by the
          ----------------------------------
Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Collection Account in the month of substitution); (ii) comply with each non-statistical representation and warranty set forth in Section 3.1(b) of the Mortgage Loan Purchase Agreement as of the date of substitution; (iii) have a Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan as of the date of substitution; (iv) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vi) not be 30 days or more delinquent; and (vii) be an adjustable-rate first lien mortgage loan, if being substituted for a Mortgage Loan secured by a first lien on the related Mortgaged Property.

          ERISA:  The  Employee  Retirement  Income  Security  Act  of  1974, as
          -----
amended.

          Event  of  Default:  With  respect  to  the  Indenture, any one of the
          ------------------
following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) a failure by the Issuer to pay (a) Accrued Bond Interest on any Class of Bonds or the Principal Distribution Amount with respect to a Payment Date on such Payment Date or (b) the Unpaid Interest Shortfall with respect to any Class of Bonds, but only, with respect to clause (b), to the extent funds are available to make such payment as provided in the Indenture; or

               (ii) the failure by the Issuer on the Final Scheduled Payment Date to reduce the Bond Principal Balance of any of the Class A Bonds, Class M Bonds or the Class 3-B Bonds to zero; or

               (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Bond Insurer, or if a Bond Insurer Default exists, the Holders of at least 25% of the aggregate Bond Principal Balance of the Outstanding Bonds, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

               (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

          Event  of  Servicer  Termination:  With  respect  to  the  Servicing
          --------------------------------
Agreement, a Servicing Default as defined in Section 6.01 of the Servicing Agreement.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the
          ------------
rules  and  regulations  promulgated  thereunder.

          Expense  Fee  Rate: With respect to each Mortgage Loan, the sum of the
          ------------------
Master Servicing Fee Rate, the applicable Subservicing Fee Rate, the Minimum Spread Rate, the Indenture Trustee's Fee Rate, the Owner Trustee's Fee Rate, the Radian PMI Rate, if such Mortgage Loan is a Radian PMI Insured Loan, and the related Net Derivative Fee Rate.

          Expenses:  The  meaning  specified  in  Section  7.02  of  the  Trust
          --------
Agreement.

          Fannie  Mae:  Fannie  Mae  (formerly,  the  Federal  National Mortgage
          -----------
Association),  or  any  successor  thereto.

          FDIC:  The  Federal  Deposit  Insurance  Corporation  or any successor
          ----
thereto.

          Final  Certification:  The  final  certification  delivered  by  the
          --------------------
Indenture Trustee pursuant to Section 2.03(b) of the Indenture in the form attached thereto as Exhibit D.

          Final  Scheduled  Payment  Date: With respect to each Class of Group 1
          -------------------------------
Bonds and Group 2 Bonds, the Payment Date in October 2034 and with respect to each Class of Group 3 Bonds, the Payment Date in August 2034.

          Fitch  Ratings:  Fitch,  Inc.,  or  its  successor  in  interest.
          --------------

          Foreclosure  Profit:  With  respect to a Liquidated Mortgage Loan, the
          -------------------
amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Stated Principal Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

          Freddie  Mac:  Freddie  Mac  (formerly, the Federal Home Loan Mortgage
          ------------
Corporation),  or  any  successor  thereto.

          Grant:  Pledge,  bargain,  sell,  warrant,  alienate, remise, release,
          -----
convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          Gross  Margin:  With  respect to any Mortgage Loan, the percentage set
          -------------
forth as the "Gross Margin" for such Mortgage Loan on the Mortgage Loan Schedule, as adjusted from time to time in accordance with the terms of the Servicing Agreement.

          Group  1 Available Funds: With respect to any Payment Date, the sum of
          ------------------------
the following, in each case with respect to the Group 1 Loans:

               (i) each previously undistributed Monthly Payment due after the Cut-off Date received on or prior to the related Determination Date or advanced prior to such Payment Date (other than Monthly Payments due after the related Due Period, which shall be treated as if received during the Due Period they were due and other than Monthly Payments with respect to which the Master Servicer has made an unreimbursed Advance) on each outstanding Group 1 Loan and any payments made by the Seller pursuant to the Demand Note in respect of Loan Group 1 (less the related Master Servicing Fees, any Subservicing Fees under any Subservicing Agreement and any fees or penalties retained by the Master Servicer or any Subservicer, the fees of the Owner Trustee and the Indenture Trustee and any amounts in respect of the premium payable to Radian under the Radian Lender-Paid PMI Policies);

               (ii) all proceeds of any Group 1 Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) pursuant to the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, during the related Prepayment Period;

               (iii) all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal or interest of the related Group 1 Loan pursuant to the Servicing Agreement; and

               (iv) any (i) Compensating Interest payments and (ii) Foreclosure Profits, to the extent not payable to the Subservicers; and

               (v)     any  prepayment  charges  related  to  the Group 1 Loans;

          minus
          -----

               (vi) expenses incurred by and reimbursable to the Master Servicer or the Depositor pursuant to the Servicing Agreement or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of the Seller (other than an Affiliate of the Depositor) in respect of a Group 1 Loan;

               (vii) amounts expended by the Master Servicer (a) pursuant to the Servicing Agreement in good faith in connection with the restoration of property related to a Group 1 Loan damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property related to a Group 1 Loan to the extent not otherwise reimbursed to the Master Servicer pursuant to the Servicing Agreement;

               (viii) if the Bonds have been declared due and payable following an Event of Default on such Payment Date, any amounts owed to the Indenture Trustee by the Issuer pursuant to Section 6.07 of the Indenture;

               (ix)     the  related  Net  Derivative  Fee;

               (x)     the  Premium  Amount with respect to the Class 1-A Bonds;
          and

               (xi) any other amounts withdrawn from the Collection Account by the Master Servicer pursuant to Section 3.07(a)(ii) through (xv) of the Servicing Agreement, not described above in clauses (vii) through
          (x)  above.

          Group  1  Bond:  A  Class  1-A  Bond.
          --------------

          Group  1  Cut-off  Date  Balance:  $626,691,402.37.
          --------------------------------

          Group  1  Loan:  A  Mortgage  Loan  in  Loan  Group  1.
          --------------

          Group  1  Net WAC Rate: The weighted average of the Net Mortgage Rates
          ----------------------
on the Group 1 Loans included in the Trust as of the end of the prior Due Period, weighted on the basis of the Stated Principal Balances thereof as of the end of the prior Due Period.

          Group  1  Overcollateralization  Target  Amount:  With  respect to any
          -----------------------------------------------
Payment Date, 0.35% of the Group 1 Cut-off Date Balance; provided, that if the aggregate Bond Principal Balance of the Group 1 Bonds has been reduced to zero, the Group 1 Overcollateralization Target Amount will be 0.35% of the sum of the Group 1 Cut-off Date Balance and Group 2 Cut-off Date Balance.

          Group1/2  Derivative  Contracts:  The  Confirmation  together with the
          -------------------------------
associated ISDA Master Agreement with respect to the three Derivative Contracts between the Seller and the Derivative Contract Counterparty for the benefit of the Group 1 Bonds, the Group 2 Bonds and the Certificates, set forth in Exhibit E of the Indenture.

          Group  1/2 Net Derivative Contract Payment Amount: With respect to any
          -------------------------------------------------
Payment Date, the amount equal to the excess, if any, of (a) the aggregate amount payable on that Payment

Date to the Issuer from the Derivative Contract Counterparty pursuant to the Group 1/2 Derivative Contracts, over (b) the aggregate amount payable on that Payment Date to the Derivative Contract Counterparty under the Group 1/2 Derivative Contracts, in each case as described in Section 8.02(c) of the Indenture.

          Group  2 Available Funds: With respect to any Payment Date, the sum of
          ------------------------
the following, in each case with respect to the Group 2 Loans:

               (i) each previously undistributed Monthly Payment due after the Cut-off Date received on or prior to the related Determination Date or advanced prior to such Payment Date (other than Monthly Payments due after the related Due Period, which shall be treated as if received during the Due Period they were due and other than Monthly Payments with respect to which the Master Servicer has made an unreimbursed Advance) on each outstanding Group 2 Loan and any payments made by the Seller pursuant to the Demand Note in respect of Loan Group 2 (less the related Master Servicing Fees, any Subservicing Fees under any Subservicing Agreement and any fees or penalties retained by the Master Servicer or any Subservicer, the fees of the Owner Trustee and the Indenture Trustee and any amounts in respect of the premium payable to Radian under the Radian Lender-Paid PMI Policies);

               (ii) all proceeds of any Group 2 Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) pursuant to the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, during the related Prepayment Period;

               (iii) all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal or interest of the related Group 2 Loan pursuant to the Servicing Agreement; and

               (iv) any (i) Compensating Interest payments and (ii) Foreclosure Profits, to the extent not payable to the Subservicers; and

               (v)     any  prepayment  charges  related  to  the Group 2 Loans;

          minus
          -----

               (vi) expenses incurred by and reimbursable to the Master Servicer or the Depositor pursuant to the Servicing Agreement or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of the Seller (other than an Affiliate of the Depositor) in respect of a Group 2 Loan;

               (vii) amounts expended by the Master Servicer (a) pursuant to the Servicing Agreement in good faith in connection with the restoration of property related to a Group 2 Loan damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property related to a Group 2 Loan to the extent not otherwise reimbursed to the Master Servicer pursuant to the Servicing Agreement;

               (viii) if the Bonds have been declared due and payable following an Event of Default on such Payment Date, any amounts owed to the Indenture Trustee by the Issuer pursuant to Section 6.07 of the Indenture;

               (ix)     the  related  Net  Derivative  Fee;

               (x)     the Premium Amount with respect to the Group 2 Bonds; and

               (xi) any other amounts withdrawn from the Collection Account by the Master Servicer pursuant to Section 3.07(a)(ii) through (xv) of the Servicing Agreement, not described above in clauses (vii) through
          (x)  above.

          Group  2  Bond:  A  Class  2-A-1  Bond  or  Class  2-A-2  Bond.
          --------------

          Group  2  Cut-off  Date  Balance:  $853,701,241.62.
          --------------------------------

          Group  2  Loan:  A  Mortgage  Loan  in  Loan  Group  2.
          --------------

          Group  2  Net WAC Rate: The weighted average of the Net Mortgage Rates
          ----------------------
on the Group 2 Loans included in the Trust as of the end of the prior Due Period, weighted on the basis of the Stated Principal Balances thereof as of the end of the prior Due Period.

          Group  2  Overcollateralization  Target  Amount:  With  respect to any
          -----------------------------------------------
Payment Date, 0.35% of the Group 2 Cut-off Date Balance; provided, that if the aggregate Bond Principal Balance of the Group 2 Bonds has been reduced to zero, the Group 2 Overcollateralization Target Amount will be 0.35% of the sum of the Group 1 Cut-off Date Balance and Group 2 Cut-off Date Balance.

          Group  3 Available Funds: With respect to any Payment Date, the sum of
          ------------------------
the following, in each case with respect to the Group 3 Loans:

               (i) each previously undistributed Monthly Payment due after the Cut-off Date received on or prior to the related Determination Date or advanced prior to such Payment Date (other than Monthly Payments due after the related Due Period, which shall be treated as if received during the Due Period they were due and other than Monthly Payments with respect to which the Master Servicer has made an unreimbursed Advance) on each outstanding Group 3 Loan (less the related Master Servicing Fees, any Subservicing Fees under any Subservicing Agreement and any fees or penalties retained by the Master Servicer or any Subservicer, the fees of the Owner Trustee and the Indenture Trustee);

               (ii) all proceeds of any Group 3 Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) pursuant to the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, during the related Prepayment Period;

               (iii) all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal or interest of the related Group 3 Loan pursuant to the Servicing Agreement; and

               (iv) any (i) Compensating Interest payments and (ii) Foreclosure Profits, to the extent not payable to the Subservicers;

          minus
          -----

               (v) expenses incurred by and reimbursable to the Master Servicer or the Depositor pursuant to the Servicing Agreement or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of the Seller (other than an Affiliate of the Depositor) in respect of a Group 3 Loan;

               (vi) amounts expended by the Master Servicer (a) pursuant to the Servicing Agreement in good faith in connection with the restoration of property related to a Group 3 Loan damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property related to a Group 3 Loan to the extent not otherwise reimbursed to the Master Servicer pursuant to the Servicing Agreement;

               (vii) if the Bonds have been declared due and payable following an Event of Default on such Payment Date, any amounts owed to the Indenture Trustee by the Issuer pursuant to Section 6.07 of the Indenture;

               (viii)     the  related  Net  Derivative  Fee;  and

               (ix) any other amounts withdrawn from the Collection Account by the Master Servicer pursuant to Section 3.07(a)(ii) through (xv) of the Servicing Agreement, not described above in clauses (v) through
          (viii)  above.

          Group 3 Bond: A Class 3-A, Class 3-M-1, Class 3-M-3 or Class 3-B Bond.
          ------------

          Group  3  Cut-off  Date  Balance:  $100,999,397.97.
          --------------------------------

          Group  3  Derivative  Contracts:  The  Confirmation  together with the
          -------------------------------
associated ISDA Master Agreement with respect to the four Derivative Contracts between the Seller and the

Derivative Contract Counterparty for the benefit of the Group 3 Bonds and the Certificates, set forth in Exhibit E of the Indenture.

          Group  3  Loan:  A  Mortgage  Loan in Loan Group 3. All of the Group 3
          --------------
Loans  are  Multifamily  Loans.

          Group  3  Net  Derivative Contract Payment Amount: With respect to any
          -------------------------------------------------
Payment Date, the amount equal to the excess, if any, of (a) the aggregate amount payable on that Payment Date to the Issuer from the Derivative Contract Counterparty pursuant to the Group 3 Derivative Contracts, over (b) the aggregate amount payable on that Payment Date to the Derivative Contract Counterparty under the Group 3 Derivative Contracts, in each case as described in Section 8.02(c) of the Indenture.

          Group  3  Net WAC Rate: The weighted average of the Net Mortgage Rates
          ----------------------
on the Group 3 Loans included in the Trust as of the end of the prior Due Period, weighted on the basis of the Stated Principal Balances thereof as of the end of the prior Due Period.

          Group  3  Overcollateralization  Target  Amount:  With  respect to any
          -----------------------------------------------
Payment Date prior to the Group 3 Stepdown Date, 5.35% of the Group 3 Cut-off Date Balance. With respect to any Payment Date on or after the Group 3 Stepdown Date, the greater of (i) 10.70% of the aggregate Stated Principal Balance of the Group 3 Loans as of the end of the related Due Period, and (ii) 0.50% of the
Group 3 Cut-off Date Balance; provided however, that on or after the Group 3 Stepdown Date, if a Group 3 Trigger Event is in effect, the Group 3 Overcollateralization Target Amount will be equal to such amount on the previous Payment Date.

          Group  3  Principal  Distribution Amount: For any Payment Date and the
          ----------------------------------------
Group 3 Loans, the sum of (a) the related Basic Principal Distribution Amount and (b) the related Overcollateralization Increase Amount.

          Group  3  Stepdown  Date:  The  later to occur of (x) the Payment Date
          ------------------------
occurring in October 2011 and (y) the first Payment Date for which the aggregate Stated Principal Balance of the Group 3 Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) is less than or equal to 50.00% of the sum of the Group 3 Cut-off Date Balance.

          Group  3  Trigger  Event: A Trigger Event is in effect with respect to
          ------------------------
any Payment Date with respect to the Group 3 Loans if:

               (1) in the case of any Payment Date after the 85th Payment Date, the three month average of the aggregate principal balance of Group 3 Loans that are 60 or more days delinquent (including for this purpose any such Mortgage Loans in bankruptcy or foreclosure and Mortgage Loans with respect to which the related mortgaged property has been acquired by the Trust) as of the close of business on the last day of the preceding calendar month exceeds 16.00% of the aggregate Stated Principal Balance of the Group 3 Loans; or

               (2) (a) in the case of any Payment Date after the 85th Payment Date and on or before the 96th Payment Date, the cumulative amount of Realized Losses incurred on the Group 3 Loans from the Cut-off Date, through the end of the calendar month immediately preceding such Payment Date exceeds 5.75% of the Group 3 Cut-off Date Balance, plus an additional 1/12th of 0.75% of the Group 3 Cut-off Date Balance for each Payment Date after the 85th Payment Date to and including the 96th Payment Date, (b) in the case of any Payment Date after the 96th Payment Date and on or before the 108th Payment Date, the cumulative amount of Realized Losses from the Cut-off Date, through the end of the calendar month immediately preceding such Payment Date exceeds 6.50% of the Group 3 Cut-off Date Balance, plus an additional 1/12th of 1.00% of the Group 3 Cut-off Date Balance for each Payment Date after the 96th payment date to and including the 108th Payment Date,
          (c) in the case of any Payment Date after the 108th Payment Date and on or before the 120th Payment Date, the cumulative amount of Realized Losses from the Cut-off Date, through the end of the calendar month immediately preceding such Payment Date exceeds 7.50% of the Group 3 Cut-off Date Balance, plus an additional 1/12th of 0.75% of the Group 3 Cut-off Date Balance for each Payment Date after the 108th Payment Date to and including the 120th Payment Date, and (d) in the case of any Payment Date after the 120th payment date, the cumulative amount of Realized Losses from the Cut-off Date, through the end of the calendar month immediately preceding such Payment Date exceeds 8.25% of the Group 3 Cut-off Date Balance.

          For purposes of the foregoing calculations, a mortgage loan is considered "60 days" and "90 days" delinquent if a payment due on the first day of a month has not been received by the second day of the second following month and third following month, respectively.

          Hazardous  Materials:  Any  dangerous,  toxic or hazardous pollutants,
          --------------------
chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

          Impac Holdings: Impac Mortgage Holdings, Inc., a Maryland corporation,
          --------------
and  its  successors  and  assigns.

          Indemnified  Party: The meaning specified in Section 7.02 of the Trust
          ------------------
Agreement.

          Indenture:  The  indenture dated as of September 29, 2004, between the
          ---------
Issuer and the Indenture Trustee, relating to the Impac CMB Trust Series 2004-8 Bonds.

          Indenture  Trustee:  Deutsche  Bank  National  Trust  Company, and its
          ------------------
successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

          Indenture Trustee's Fee: With respect to any Payment Date, one month's
          -----------------------
interest accrued at the Indenture Trustee's Fee Rate on the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

          Indenture  Trustee's  Fee  Rate:  A  rate  equal to 0.0010% per annum.
          -------------------------------

          Independent:  When  used  with  respect  to  any specified Person, the
          -----------
Person (i) is in fact independent of the Issuer, any other obligor on the Bonds, the Seller, the Master Servicer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Independent  Certificate:  A certificate or opinion to be delivered to
          ------------------------
the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Request and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          Index: With respect to any Mortgage Loan, the index for the adjustment
          -----
of the Mortgage Rate set forth as such on the related Mortgage Note.

          Initial  Bond  Principal Balance: With respect to the Class 1-A Bonds,
          --------------------------------
$635,985,000, with respect to the Class 2-A-1 Bonds, $745,195,000, with respect to the Class 2-A-2 Bonds, $121,312,000, with respect to the Class 3-A Bonds, $62,659,000, with respect to the Class 3-M-1 Bonds, $6,316,000, Class 3-M-2 Bonds, $9,601,000 and with respect to the Class 3-B Bonds, $19,202,000.

          Initial  Certification:  The  initial  certification  delivered by the
          ----------------------
Indenture Trustee pursuant to Section 2.03(a) of the Indenture in the form attached thereto as Exhibit C.

          Initial  Subservicers:  With  respect  to  substantially  all  of  the
          ---------------------
Mortgage Loans in Loan Group 1 and Loan Group 2, GMAC Mortgage Corporation. With respect to all of the Mortgage Loans in Loan Group 3, Midland Loan Services, Inc.

          Insurance Agreement: The Insurance and Indemnity Agreement dated as of
          -------------------
September 29, 2004, among the Master Servicer, the Depositor, the Issuer, Impac Holdings, the Indenture Trustee and the Bond Insurer, including any amendments and supplements thereto.

          Insurance  Proceeds:  Proceeds  paid  by  any  insurer pursuant to any
          -------------------
insurance policy covering a Mortgage Loan which are required to be remitted to the Master Servicer, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property or (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures.

          Insured  Amount:  With  respect  to any Payment Date and each Class of
          ---------------
Insured Bonds, (a) any Deficiency Amount and (b) any Preference Amount.

          Insured Bond:  Any of the Class 1-A, Class 2-A-1 or Class 2-A-2 Bonds.
          ------------

          Interest Determination Date: With respect to the first Accrual Period,
          ---------------------------
the second LIBOR Business Day preceding the Closing Date, and with respect to each Accrual Period thereafter, the second LIBOR Business Day preceding the related Payment Date on which such Accrual Period commences.

          Investment  Company  Act:  The  Investment  Company  Act  of  1940, as
          ------------------------
amended,  and  any  amendments  thereto.

          IRS:  The  Internal  Revenue  Service.
          ---

          Issuer:  Impac CMB Trust Series 2004-8, a Delaware statutory trust, or
          ------
its  successor  in  interest.

          Issuer  Request:  A written order or request signed in the name of the
          ---------------
Issuer by any one of its Authorized Officers and approved in writing by the Bond Insurer, so long as no Bond Insurer Default exists, and delivered to the Indenture Trustee.

          LIBOR  Business  Day:  A  day  on  which banks are open for dealing in
          --------------------
foreign currency and exchange in London and New York City.

          Lien:  Any mortgage, deed of trust, pledge, conveyance, hypothecation,
          ----
assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided,
                                                                       --------
however, that any assignment pursuant to Section 6.02 of the Servicing Agreement
-------
shall  not  be  deemed  to  constitute  a  Lien.

          Lifetime  Rate Cap: With respect to each Mortgage Loan with respect to
          ------------------
which the related Mortgage Note provides for a lifetime rate cap, the maximum Mortgage Rate permitted over the life of such Mortgage Loan under the terms of such Mortgage Note, as set forth on the Mortgage Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

          Liquidated  Mortgage  Loan:  With  respect  to  any  Payment Date, any
          --------------------------
Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Due Period that substantially all Liquidation Proceeds which it reasonably expects to recover with respect to the disposition of the related Mortgaged Property or REO Property have been recovered.

          Liquidation  Expenses:  Out-of-pocket expenses (exclusive of overhead)
          ---------------------
which are incurred by or on behalf of the Master Servicer, or any Special Servicer on the Master Servicer's behalf, in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan, amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan and Disposition Fees) respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

          Liquidation Proceeds: Proceeds (including Insurance Proceeds) received
          --------------------
in connection with the liquidation of any Mortgage Loan or related REO Property, whether through trustee's sale, foreclosure sale or otherwise.

          Loan  Group:  Any  of  Loan  Group  1,  Loan  Group 2 or Loan Group 3.
          -----------

          Loan  Group  1:  The  Group  1  Loans.
          --------------

          Loan  Group  2:  The  Group  2  Loans.
          --------------

          Loan  Group  3:  The  Group  3  Loans.
          --------------

          Loan-to-Value Ratio: With respect to any Mortgage Loan, as of any date
          -------------------
of determination, a fraction expressed as a percentage, the numerator of which is the then current principal amount of the Mortgage Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Loan  Year:  With  respect  to  any Mortgage Loan, the one-year period
          ----------
commencing on the day succeeding the origination of such Mortgage Loan and ending on the anniversary date of such Mortgage Loan, and each annual period thereafter.

          Lost Note Affidavit: With respect to any Mortgage Loan as to which the
          -------------------
original Mortgage Note has been lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage
Note).

          Majority  Certificateholder:  A  Holder  of  a  50.01%  or  greater
          ---------------------------
Certificate  Percentage  Interest  of  the  Certificates.

          Master  Servicer: Impac Funding Corporation, a California corporation,
          ----------------
and  its  successors  and  assigns.

          Master  Servicing  Fee:  With  respect  to  each Mortgage Loan and any
          ----------------------
Payment Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

          Master  Servicing  Fee Rate: With respect to any Mortgage Loan, 0.030%
          ---------------------------
per  annum.

          Maximum  Bond Interest Rate: With respect to each class of (1) Group 1
          ---------------------------
Bonds and Group 2 Bonds, 11.00% per annum and (2) Group 3 Bonds, 10.25% per annum.

          Maximum  Demand Note Amount: With respect to any Payment Date and each
          ---------------------------
of Loan Group 1 and Loan Group 2 shall equal the lesser of (i) the Overcollateralization Deficit on the prior Payment Date and (ii) the Overcollateralization Deficit on the related Payment Date.

          MERS:  Mortgage  Electronic  Registration Systems, Inc., a corporation
          ----
organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS(R)  System:  The  system  of  recording  transfers  of  Mortgages
          ---------------
electronically  maintained  by  MERS.

          MIN:  The Mortgage Identification Number for Mortgage Loans registered
          ---
with  MERS  on  the  MERS(R)  System.

          Minimum Mortgage Rate: With respect to each Mortgage Loan, the minimum
          ---------------------
Mortgage  Rate.

          MOM  Loan:  With  respect  to  any  Mortgage  Loan, MERS acting as the
          ---------
mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

          Monthly  Payment: With respect to any Mortgage Loan (including any REO
          ----------------
Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial Principal Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

          Moody's: Moody's Investors Service, Inc. or its successor in interest.
          -------

          Mortgage:  The  mortgage, deed of trust or other instrument creating a
          --------
first lien on an estate in fee simple interest in real property securing a Mortgage Loan.

          Mortgage File: The file containing the Related Documents pertaining to
          -------------
a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Mortgage Loan Purchase Agreement or the Servicing Agreement.

          Mortgage  Loans:  The  Mortgage  Loans  that  will  be transferred and
          ---------------
assigned to the Trust pursuant to Section 2.03(a) of the Indenture, each Mortgage Loan so held being identified in the Mortgage Loan Schedule. The Mortgage Loans have been divided into three groups, Loan Group 1, Loan Group 2 and Loan Group 3. The aggregate Cut-off Date Principal Balance is equal to $1,581,392,041.96.

          Mortgage  Loan  Purchase  Agreement:  The  Mortgage  Loan  Purchase
          -----------------------------------
Agreement, dated as of the Closing Date, between the Seller, as seller, and the Purchaser, as purchaser, relating to the sale, transfer and assignment of the Initial Mortgage Loans.

          Mortgage  Loan  Schedule:  With  respect  to any date, the schedule of
          ------------------------
Mortgage Loans held by the Issuer on such date. The schedule of Mortgage Loans as of the Cut-off Date is the schedule set forth in Exhibit B of the Indenture, which schedule sets forth as to each Mortgage Loan:

               (i)     the  loan  number  and  name  of  the  Mortgagor;

               (ii) the street address, city, state and zip code of the Mortgaged Property;

               (iii)     the  original  Mortgage Rate and current Mortgage Rate;

               (iv)     the  maturity  date;

               (v)     the  original  principal  balance;

               (vi)     the  first  Payment  Date;

               (vii)     the  type  of  Mortgaged  Property;

               (viii)     the  Monthly Payment in effect as of the Cut-off Date;

               (ix)     the  Cut-off  Date  Principal  Balance;

               (x) the Index, the Maximum Rate, Minimum Rate, Lifetime Cap and the Gross Margin, if applicable;

               (xi) the Adjustment Date frequency and Payment Date frequency, if applicable;

               (xii)     the  occupancy  status;

               (xiii)     the  purpose  of  the  Mortgage  Loan;

               (xiv)     the  Appraised  Value  of  the  Mortgaged  Property;

               (xv)     the  original  term  to  maturity;

               (xvi)     the  paid-through  date  of  the  Mortgage  Loan;

               (xvii)     the  Loan-to-Value  Ratio;

               (xviii)     whether  such  Mortgage  Loan  is a Group 1 Loan or a
          Group  2  Loan;

               (xix) whether such Mortgage Loan is a Radian PMI Insured Loan, and if so, the related Radian PMI Rate; and

               (xx) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program.

          The Mortgage Loan Schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans.

          Mortgage  Note:  The  note  or other evidence of the indebtedness of a
          --------------
Mortgagor  under  a  Mortgage  Loan.

          Mortgage  Rate:  With  respect  to  any  Mortgage Loan and any date of
          --------------
determination,  the annual rate at which interest accrues on such Mortgage Loan.

          Mortgaged  Property:  The underlying property, including real property
          -------------------
and  improvements  thereon,  securing  a  Mortgage  Loan.

          Mortgagor:  The  obligor  or  obligors  under  a  Mortgage  Note.
          ---------

          Multifamily  Loan:  Each of the Group 3 Loans transferred and assigned
          -----------------
to the Indenture Trustee pursuant to Section 2.03 of the Indenture, secured by a fee simple estate in a parcel of land improved by a multifamily property, together with any personal property, fixtures, leases and other property or rights pertaining thereto, as indicated in the related Mortgage Loan Schedule.

          Net  Cash  Flow:  For  any  given period, the total operating revenues
          ---------------
derived from a multifamily property during such period, minus total operating expenses incurred in respect of such property and estimated replacement reserves during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans (including the related Mortgage Loan) secured by liens on such property.

          Net  Collections:  With  respect  to  any  Corrected Mortgage Loan, an
          ----------------
amount equal to all payments on account of interest and principal on such Mortgage Loan.

          Net Derivative Fee: With respect to any Payment Date, the amount equal
          ------------------
to the excess, if any, of (a) the aggregate amount payable on that Payment Date to the Derivative Contract

Counterparty in respect of the Derivative Contracts, other than any Additional Derivative Contract Counterparty Payment, over (b) the aggregate amount payable on that Payment Date to the Issuer from the Derivative Contract Counterparty pursuant to the Derivative Contracts.

          Net  Derivative  Fee  Rate:  With  respect  to  any  Payment Date, the
          --------------------------
fraction, expressed as a rate per annum, equal to (x) the Net Derivative Fee on such Payment Date related to Loan Group 1, Loan Group 2 and Loan Group 3 over
(y) the aggregate Stated Principal Balance of the Mortgage Loans.

          Net  Liquidation  Proceeds:  With  respect  to any Liquidated Mortgage
          --------------------------
Loan, Liquidation Proceeds net of Liquidation Expenses.

          Net  Monthly  Excess  Cash  Flow:  For  any Payment Date and each Loan
          --------------------------------
Group, the sum of (a) any related Overcollateralization Release Amount and (b) the excess of (x) the related Available Funds for such Payment Date over (y) the sum for such Payment Date of (A) the aggregate amount of Accrued Bond Interest for the related Bonds, (B) the related Principal Remittance Amount and (C) any amounts payable from the related Derivative Contracts as described in Section
3.05  of  the  Indenture.

          Net  Mortgage  Rate: With respect to any Mortgage Loan and any Payment
          -------------------
Date, the then applicable Mortgage Rate for the scheduled Monthly Payment thereon during the related Due Period less the Expense Fee Rate.

          New  Lease:  Any  lease  of REO Property entered into on behalf of the
          ----------
Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

          Nonrecoverable  Advance:  Any advance (i) which was previously made or
          -----------------------
is proposed to be made by the Master Servicer; and (ii) which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable by the Master Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on any Mortgage Loan. The
Indenture Trustee may conclusively rely on any determination of nonrecoverability made by the Master Servicer.

          Officer's  Certificate:  With  respect  to  the  Master  Servicer,  a
          ----------------------
certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

          One-Month  LIBOR:  With  respect  to  any  Accrual  Period,  the  rate
          ----------------
determined by the Indenture Trustee on the related Interest Determination Date on the basis of the London interbank offered rate for one-month United States dollar deposits, as such rates appear on the Telerate Screen Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date.

          In the event that on any Interest Determination Date, Telerate Screen 3750 fails to indicate the London interbank offered rate for one-month United States dollar deposits, then One-Month LIBOR for the related Interest Accrual Period will be established by the Indenture Trustee as follows:

               (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

               (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

          The establishment of One-Month LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable for the related Accrual Period shall (in the absence of manifest error) be final and binding.

          Opinion  of  Counsel:  A  written opinion of counsel acceptable to the
          --------------------
Indenture Trustee and/or the Bond Insurer, as applicable, in its reasonable discretion which counsel may be in-house counsel for the Master Servicer if acceptable to the Indenture Trustee, the Bond Insurer and the Rating Agencies or counsel for the Depositor, as the case may be.

          Original  Value: Except in the case of a refinanced Mortgage Loan, the
          ---------------
lesser of the Appraised Value or sales price of Mortgaged Property at the time a Mortgage Loan is closed, and for a refinanced Mortgage Loan, the Original Value is the value of such property at the time application is made for such refinancings as set forth in an appraisal acceptable to the Master Servicer.

          Outstanding:  With  respect  to  the  Bonds,  as  of  the  date  of
          -----------
determination, all Bonds theretofore executed, authenticated and delivered under this Indenture except:

               (i) Bonds theretofore canceled by the Bond Registrar or delivered to the Indenture Trustee for cancellation; and

               (ii) Bonds in exchange for or in lieu of which other Bonds have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Bonds are held by a holder in due course;

all Bonds that have been paid with funds provided under the Bond Insurance Policy shall be deemed to be Outstanding until the Bond Insurer has been reimbursed with respect thereto.

          Outstanding  Mortgage  Loan:  As  to  any  Due  Date,  a Mortgage Loan
          ---------------------------
(including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or

REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to the Servicing Agreement.

          Overcollateralization Deficit: As of any Payment Date and with respect
          -----------------------------
to each of Loan Group 1 and Loan Group 2 shall equal, the excess, if any, of (a) the aggregate Bond Principal Balance of the Group 1 Bonds or Group 2 Bonds, as applicable, as of such Payment Date (after taking into account the payments to the Group 1 Bonds and Group 2 Bonds of the related Principal Distribution Amount) over (b) the aggregate Stated Principal Balances of the Group 1 Loans or Group 2 Loans, as applicable, immediately following such Payment Date.

          Overcollateralization  Increase  Amount:  With  respect to any Payment
          ---------------------------------------
Date and each Loan Group, the lesser of (i) the related Net Monthly Excess Cashflow for such Payment Date but, with respect to the Group 1 Loans, after payments to the Bond Insurer in respect of clause (ii) of Section 3.05(d) and with respect to the Group 2 Loans, after payments to the Bond Insurer in respect of clause (ii) of Section 3.05(h) and (ii) the excess, if any, of (a) the related Overcollateralization Target Amount over (b) the related Overcollateralized Amount on such Payment Date (after taking into account payments to the related Bonds of the related Basic Principal Distribution Amount on such Payment Date).

          Overcollateralization Release Amount: With respect to any Payment Date
          ------------------------------------
and each Loan Group, the lesser of (x) the related Principal Remittance Amount for such Payment Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Payment Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on such Payment Date) over
(ii)  the  related  Overcollateralization  Target  Amount for such Payment Date.

          Overcollateralization  Target  Amount:  The  Group  1
          -------------------------------------
Overcollateralization Target Amount, Group 2 Overcollateralization Target Amount or Group 3 Overcollateralization Target Amount, as applicable.

          Overcollateralized Amount: As of any Payment Date and each Loan Group,
          -------------------------
the amount, if any, by which (i) the aggregate principal balance of the related Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or Advanced, unscheduled collections of principal received during the related Prepayment Period and Realized Losses on the related Mortgage Loans incurred during the related Prepayment Period), exceeds (ii) the aggregate Bond Principal Balance of the related Bonds as of such Payment Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on the Bonds on such Payment Date).

          Owner  Trust  Estate:  The  corpus  of the Issuer created by the Trust
          --------------------
Agreement which consists of items referred to in Section 3.01 of the Trust Agreement.

          Owner Trustee: Wilmington Trust Company and its successors and assigns
          -------------
or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

          Owner  Trustee's  Fee: With respect to any Payment Date the product of
          ---------------------
(i) the Owner Trustee's Fee Rate divided by 12 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

          Owner  Trustee's  Fee  Rate:  On  each  Mortgage Loan, a rate equal to
          ---------------------------
0.0017%  per  annum.

          Paying  Agent:  Any paying agent or co-paying agent appointed pursuant
          -------------
to  Section  3.03  of  the  Indenture,  which  initially  shall be the Indenture
Trustee.

          Payment  Account:  The  account  established  by the Indenture Trustee
          ----------------
pursuant to Section 3.01 of the Indenture. The Payment Account shall be an Eligible Account.

          Payment  Date:  The  25th  day  of each month, or if such day is not a
          -------------
Business Day, then the next Business Day.

          Percentage Interest: With respect to any Bond, the percentage obtained
          -------------------
by dividing the Bond Principal Balance of such Bond by the aggregate Bond Principal Balances of all Bonds of that Class. With respect to any Certificate, the percentage as stated on the face thereof.

          Periodic  Rate  Cap:  With  respect  to any Mortgage Loan, the maximum
          -------------------
rate, if any, by which the Mortgage Rate on such Mortgage Loan can adjust on any Adjustment Date, as stated in the related Mortgage Note or Mortgage.

          Person:  Any  individual,  corporation, partnership, limited liability
          ------
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Phase I Environmental Assessment: A "Phase I environmental assessment"
          --------------------------------
as described in and meeting the criteria of the American Society of Testing Materials Standard E 1527- 94 or any successor thereto published by the American Society of Testing Materials.`

          Plan:  Any employee benefit plan or certain other retirement plans and
          ----
arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

          Plan  Assets:  Assets  of  a  Plan within the meaning of Department of
          ------------
Labor  regulation  29  C.F.R.  Sec.  2510.3-101.

          Policy  Premium  Rate:  With respect to any Payment Date, the rate per
          ---------------------
annum at which the Premium Amount for the Bond Insurance Policy accrues, as specified in the Insurance Agreement.

          Pool Balance: With respect to any date of determination, the aggregate
          ------------
of  the  Stated  Principal  Balances  of  all  Mortgage  Loans  as of such date.

          Preference  Amount:  With  respect  to  the Class 1-A, Class 2-A-1 and
          ------------------
Class 2-A-2 Bonds, any amount previously distributed to a Class 1-A, Class 2-A-1 or Class 2-A-2 Bondholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code, as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          Premium  Amount:  The  amount  of  premium  due to the Bond Insurer in
          ---------------
accordance  with  the  terms  of  the  Insurance  Agreement.

          Prepayment  Assumption:  A  Prepayment Assumption of 100% assumes, (i)
          ----------------------
with respect to the Group 1 Loans and Group 2 Loans, 30% CPR and (ii) with respect to the Group 3 Loans, a prepayment vector which assumes no prepayments in the first 12 months after the origination date of such mortgage loan, 10% CPR in the second 12 month period, 15% CPR in the third 12 month period, 25% CPR in the fourth 12 month period and 30% CPR thereafter.

          Prepayment Interest Shortfall: As to any Payment Date and any Mortgage
          -----------------------------
Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment
Period, an amount equal to the excess of interest accrued during the related Prepayment Period at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the sum of the amount of interest (less interest at the related Expense Fee Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full and any Advances made by the Master Servicer pursuant to Section 4.04 of the Servicing Agreement or (b) a partial Principal Prepayment during the related Prepayment Period, an amount equal to the interest at the Mortgage Rate (less the Subservicing Fee Rate) during the related Prepayment Period on the amount of such partial Principal Prepayment.

          Prepayment  Period:  With respect any Payment Date, the calendar month
          ------------------
immediately  preceding  the  month  in  which  such  payment  occurs.

          Primary  Insurance  Policy:  Each  primary policy of mortgage guaranty
          --------------------------
insurance issued by a Qualified Insurer or any replacement policy therefor, including the Radian Lender-Paid PMI Policies.

          Principal  Distribution  Amount:  For  any  Payment Date and each Loan
          -------------------------------
Group, the sum of (a) the related Basic Principal Distribution Amount and (b) the related Overcollateralization Increase Amount (to the extent available from Net Monthly Excess Cashflow (i) in the case of Loan Group 1 and Loan Group 2 pursuant to clause (iii) of Section 3.05(d) and Section 3.05(h), respectively and (ii) in the case of Loan Group 3 pursuant to clause (i) of Section 3.05(l)).

          Principal  Prepayment: Any payment of principal or other recovery on a
          ---------------------
Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal  Prepayment  in  Full:  Any  Principal  Prepayment made by a
          -------------------------------
Mortgagor of the entire principal balance of a Mortgage Loan.

          Principal Remittance Amount: With respect to any Payment Date and each
          ---------------------------
Loan  Group,  the  sum  of  the  following:

               (i) the principal portion of each previously undistributed Monthly Payment due after the Cut-off Date received on or prior to the related Determination Date or advanced prior to such Payment Date (other than Monthly Payments due after the related Due Period, which shall be treated as if received during the Due Period they were due) on each Outstanding Mortgage Loan;

               (ii) the principal portion of all proceeds of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with the Servicing Agreement) pursuant to the Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement during the related Prepayment Period; and

               (iii) the principal portion of all other unscheduled collections received during the related Prepayment Period (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to the Servicing Agreement.

          Proceeding:  Any  suit  in  equity, action at law or other judicial or
          ----------
administrative  proceeding.

          Prospectus:  The  Prospectus  Supplement,  dated  September  28, 2004,
          ----------
together with the attached Prospectus, dated September 28, 2004.

          Purchase  Price:  The  meaning  specified  in  Section  2.2(a)  of the
          ---------------
Mortgage  Loan  Purchase  Agreement.

          Purchaser:  IMH  Assets  Corp.,  a  California  corporation,  and  its
          ---------
successors  and  assigns.

          Qualified  Insurer:  A  mortgage  guaranty  insurance  company  duly
          ------------------
qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer and as a Fannie Mae-approved mortgage insurer.

          Radian:  Radian  Guaranty,  Inc.,  or  its  successors  or  assigns.
          ------

          Radian  Lender-Paid  PMI  Policy:  A  lender-paid  primary  mortgage
          --------------------------------
insurance policy issued by Radian in accordance with a March 29, 2002 letter between the Seller and Radian.

          Radian  PMI  Insured  Loans:  The Mortgage Loans included in the Trust
          ---------------------------
Fund covered by a Radian Lender-Paid PMI Policy, as indicated on the Mortgage Loan Schedule.

          Radian  PMI  Policy  Fee: With respect to each Radian PMI Insured Loan
          ------------------------
and  any  Payment Date, the product of (i) the Radian PMI Rate divided by 12 and
(ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

          Radian  PMI  Rate:  With  respect  to any Mortgage Loan covered by the
          -----------------
Radian Lender-Paid PMI Policy, the rate per annum at which the premium with respect to such policy accrues as indicated in the Mortgage Loan Schedule.

          Rating  Agency:  Any  nationally  recognized  statistical  rating
          --------------
organization, or its successor, that rated the Bonds at the request of the Depositor at the time of the initial issuance of the Bonds. Initially, Standard & Poor's or Moody's. If such organization or a successor is no longer in existence, "Rating Agency" with respect to the Class A Bonds shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee and Master Servicer. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

          Realized Loss: With respect to each Mortgage Loan (or REO Property) as
          -------------
to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or any Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

          Record  Date:  With  respect  to  any Book-Entry Bonds and any Payment
          ------------
Date, the close of business on the Business Day immediately preceding such Payment Date. With respect to any

Bonds that are not Book-Entry Bonds, the close of business on the last Business Day of the calendar month preceding such Payment Date.

          Reference  Banks:  Any  leading  banks  engaged  in  transactions  in
          ----------------
Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Screen Page 3750 on the Interest Determination Date in question, (iii) which have been designated as such by the Indenture Trustee after consultation with the Master Servicer, and (iv) which are not Affiliates of the Depositor or the Seller.

          Registered  Holder:  The  Person in whose name a Bond is registered in
          ------------------
the  Bond  Register  on  the  applicable  Record  Date.

          Related  Documents:  With respect to each Mortgage Loan, the documents
          ------------------
specified in Section 2.1(b) of (i) the Mortgage Loan Purchase Agreement (with respect to the Initial Mortgage Loans) and (ii) the Subsequent Mortgage Loan Purchase Agreement (with respect to the Group 1 Subsequent Mortgage Loans) and any documents required to be added to such documents pursuant to the Mortgage Loan Purchase Agreement, any Subsequent Mortgage Loan Purchase Agreement, the Trust Agreement, Indenture or the Servicing Agreement.

          Relief  Act:  The  Servicemembers  Civil  Relief  Act.
          ------------

          Relief  Act  Shortfall:  As  to any Payment Date and any Mortgage Loan
          ----------------------
(other than a Mortgage Loan relating to an REO Property), any shortfalls relating to the Relief Act or similar legislation or regulations.

          Remittance Report: The report prepared by the Master Servicer pursuant
          -----------------
to  Section  4.01  of  the  Servicing  Agreement.

          REO  Acquisition:  The acquisition by the Master Servicer on behalf of
          ----------------
the Indenture Trustee for the benefit of the Bondholders of any REO Property pursuant to Section 3.13 of the Servicing Agreement.

          REO Disposition: As to any REO Property, a determination by the Master
          ---------------
Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

          REO  Imputed  Interest:  As  to  any  REO Property, for any period, an
          ----------------------
amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been Outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period as such balance is reduced pursuant to Section 3.13 of the Servicing Agreement by any income from the REO Property treated as a recovery of principal.

          REO  Proceeds:  Proceeds,  net of expenses, received in respect of any
          -------------
REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Collection Account only upon the related REO Disposition.

          REO  Property:  A Mortgaged Property that is acquired by the Issuer by
          -------------
foreclosure  or  by  deed  in  lieu  of  foreclosure.

          Repurchase  Event:  With  respect  to  any Mortgage Loan, either (i) a
          -----------------
discovery that, as of the Closing Date the related Mortgage was not a valid first lien or second lien (as applicable) on the related Mortgaged Property, subject to no other liens except (A) the lien of real property taxes and assessments not yet due and payable, (B) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are permitted and (C) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the Seller delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

          Repurchase  Price:  With  respect  to any Mortgage Loan required to be
          -----------------
repurchased on any date pursuant to the Mortgage Loan Purchase Agreement or purchased by the Master Servicer pursuant to the Servicing Agreement, an amount equal to the sum, without duplication, of (i) 100% of the Stated Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Mortgage Rate on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase plus (iii) the amount of unreimbursed Advances or unreimbursed Servicing Advances made with respect to such Mortgage Loan plus (iv) any other amounts owed to the Master Servicer or any Subservicer pursuant to Section 3.07 of the Servicing Agreement and not included in clause (iii) of this definition plus (v) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory-lending law.

          Reserve  Interest  Rate:  With  respect  to any Interest Determination
          -----------------------
Date, the rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month United States dollar lending rates which New York City banks selected by the Indenture Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such Interest Determination Date to leading European banks.

          Responsible  Officer:  With  respect  to  the  Indenture  Trustee, any
          --------------------
officer of the Indenture Trustee with direct responsibility for the administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Securities  Act: The Securities Act of 1933, as amended, and the rules
          ---------------
and  regulations  promulgated  thereunder.

          Securities  Intermediary: Deutsche Bank National Trust Company, or its
          ------------------------
successors  and  assigns.

          Security:  Any  of  the  Certificates  or  Bonds.
          --------

          Securityholder  or  Holder:  Any  Bondholder  or  a Certificateholder.
          --------------      ------

          Security  Instrument: A written instrument creating a valid first lien
          --------------------
or second lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

          Seller: Impac Mortgage Holdings, Inc., a Maryland corporation, and its
          ------
successors  and  assigns.

          Servicing  Account:  The separate trust account created and maintained
          ------------------
by the Master Servicer or each Subservicer with respect to the Mortgage Loans or REO Property, which shall be an Eligible Account, for collection of taxes, assessments, insurance premiums and comparable items as described in Section
3.08  of  the  Servicing  Agreement.

          Servicing  Advances:  All  customary, reasonable and necessary "out of
          -------------------
pocket"costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer or any Subservicer of its servicing obligations, including, without duplication, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.10, 3.11, 3.13 of the Servicing Agreement.

          Servicing Agreement: The Servicing Agreement dated as of September 29,
          -------------------
2004,  among  the  Master  Servicer,  the  Issuer  and  the  Indenture  Trustee.

          Servicing  Certificate:  A  certificate  completed  and  executed by a
          ----------------------
Servicing  Officer  on  behalf of the Master Servicer in accordance with Section
4.01  of  the  Servicing  Agreement.

          Servicing  Default:  The  meaning  assigned  in  Section  6.01  of the
          ------------------
Servicing  Agreement.

          Servicing  Fee:  The  sum  of  the  Master  Servicing  Fee  and  the
          --------------
Subservicing  Fee.

          Servicing  Fee  Rate: The sum of the Master Servicing Fee Rate and the
          --------------------
related  Subservicing  Fee  Rate.

          Servicing  Officer: Any officer of the Master Servicer involved in, or
          -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer, as such list may be amended from time to time.

          Special  Certificate  Cap Contract: The Confirmation together with the
          ----------------------------------
associated ISDA Master Agreement, delivered to the Indenture Trustee on the Closing Date and attached to the Indenture as Exhibit F, for which amounts payable shall be distributed in accordance with Section 3.05(j) of the Indenture.

          Special  Servicer:  Any  special servicer that may be appointed by the
          -----------------
Master Servicer, with the consent of the Bond Insurer, which consent shall not be unreasonably withheld, for the purposes of servicing the Specially Serviced Mortgage Loans; provided, however, that the consent of the Bond Insurer shall not be necessary in connection with the appointment of Midland Loan Services, Inc. as initial Special Servicer of the Multifamily Loans.

          Specially  Serviced  Mortgage  Loan:  Subject  to  Section 3.23 of the
          -----------------------------------
Servicing  Agreement,  any  Group  3  Loan  with  respect  to  which:

               (a) the related Mortgagor is 60 or more days delinquent (without giving effect to any grace period permitted by the related Mortgage Note) in the payment of a Monthly Payment or other obligation (regardless of whether, in respect thereof, Advances have been reimbursed);

               (b) such Mortgagor has expressed to the Master Servicer an inability to pay or a hardship in paying such Group 2 Loan in accordance with its terms;

               (c) the Master Servicer has received notice that such Mortgagor has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors;

               (d) the Master Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the related Mortgaged Property;

               (e) a default, of which the Master Servicer has notice (other than a failure by such Mortgagor to pay principal or interest) and which in the sole judgment of the Master Servicer, materially and adversely affects the interests of the Bondholders or the Bond Insurer, has occurred and remained unremedied for the applicable grace period specified in such Group 2 Loan (or, if no grace period is specified, 60 days); provided, however, that a default requiring a Servicing Advance shall be deemed to materially and adversely affect the interests of the Bondholders and the Bond Insurer for purposes of this definition; or

               (f) the Master Servicer proposes to commence foreclosure or other workout arrangements.

          A  Group  3  Loan will cease to be a Specially Serviced Mortgage Loan:

               (a) with respect to the circumstances described in clause (a) above, when the related Mortgagor has brought such Group 3 Loan current and thereafter made three consecutive full and timely Monthly Payments;

               (b)     with  respect  to  the circumstances described in clauses
          (b) and (d) above, when such circumstances cease to exist in the good faith and reasonable judgment of the Master Servicer, or any Special Servicer on its behalf, and with respect to the circumstances described in clauses (c) and (f),when such circumstances cease to exist; or

               (c)      with  respect  to  the circumstances described in clause
          (e)  above,  when  such  default  is  cured;

provided, however, in each case that at the time no circumstance identified in clauses (a) through (f) above exists that would cause the Group 3 Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

          Standard  &  Poor's:  Standard & Poor's, a division of The McGraw-Hill
          -------------------
Companies,  Inc.,  or  its  successor  in  interest.

          Stated Principal Balance: With respect to any Mortgage Loan or related
          ------------------------
REO Property as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of all scheduled Monthly Payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Payment Date which were received or with respect to which an Advance was made, (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.13 of the Servicing Agreement with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 3.05 of the Indenture on any previous Payment Date, and (c) the principal portion of any Realized Loss with respect thereto allocated pursuant to Section 3.33 of the Indenture for any previous Payment Date.

          Statutory  Trust Statute: Chapter 38 of Title 12 of the Delaware Code,
          ------------------------
12 Del. Code Sec.Sec.3801 et seq., as the same may be amended from time to time.
   ---                    -- ---

          Step-Up Date: With respect to the (1) Group 1 Bonds and Group 2 Bonds,
          ------------
the first Payment Date following the earlier of (i) the first Payment Date for which the aggregate Stated Principal Balance of the Group 1 Loans and Group 2 Loans as of the end of the related Due Period has been reduced to 20% or less of the sum of the Group 1 Cut-off Date Balance and Group 2 Cut-off Date Balance and
(ii) the Payment Date occurring in September 2014 and (2) Group 3 Bonds, the first Payment Date following the earlier of (i) the first Payment Date for which the aggregate Stated Principal Balance of the Group 3 Loans as of the end of the related Due Period has been reduced to 20% or less of the Group 3 Cut-off Date
Balance  and  (ii)  the  Payment  Date  occurring  in  September  2014.

          Subsequent  Recoveries:  Additional  recoveries,  net  of reimbursable
          ----------------------
expenses, with respect to Mortgage Loans that have been previously liquidated and that resulted in a Realized Loss.

          Subservicer: Any Person with whom the Master Servicer has entered into
          -----------
a Subservicing Agreement as a Subservicer and acceptable to the Bond Insurer, including the Initial Subservicers.

          Subservicing Account: An Eligible Account established or maintained by
          --------------------
a  Subservicer  as  provided  for in Section 3.06(e) of the Servicing Agreement.

          Subservicing  Agreement:  The  written  contract  between  the  Master
          -----------------------
Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of the Servicing Agreement.

          Subservicing  Fee:  With respect to each Mortgage Loan and any Payment
          -----------------
Date, the fee payable monthly to the related subservicer in respect of servicing compensation that accrues at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

          Subservicing  Fee  Rate:  On each adjustable rate Group 1 Loan, a rate
          -----------------------
equal to 0.375% per annum. On each fixed rate second lien Group 1 Loan or Group 2 Loan, a rate equal to 0.750% per annum. On each Group 3 Loan, a rate equal to 0.148% per annum, with such rate increasing to 0.750% per annum for any multifamily loan that becomes a Specially Serviced Multifamily Loan.

          Substitution  Adjustment  Amount:  With  respect  to  any  Eligible
          --------------------------------
Substitute Mortgage Loan, the amount as defined in Section 2.03 of the Servicing Agreement.

          Telerate  Screen Page 3750: The display designated as page 3750 on the
          --------------------------
Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

          Treasury  Regulations:  Regulations,  including  proposed or temporary
          ---------------------
Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          Trust: The Impac CMB Trust Series 2004-8 to be created pursuant to the
          -----
Trust  Agreement.

          Trust  Agreement: The Amended and Restated Trust Agreement dated as of
          ----------------
September 29, 2004, among the Owner Trustee, the Depositor and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, relating to the Trust.

          Trust  Estate:  The  meaning  specified  in the Granting Clause of the
          -------------
Indenture.

          Trust  Indenture  Act  or  TIA:  The  Trust  Indenture Act of 1939, as
          ------------------------------
amended from time to time, as in effect on any relevant date.

          UCC:  The Uniform Commercial Code, as amended from time to time, as in
          ---
effect  in  any  specified  jurisdiction.

          Underwriters:  Bear,  Stearns  &  Co.  Inc.,  Countrywide  Securities
          ------------
Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          Uninsured Cause: Any cause of damage to property subject to a Mortgage
          ---------------
that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

          Unpaid  Interest  Shortfall:  For  each class of Bonds and any Payment
          ---------------------------
Date, such Bonds' pro rata share, based on the amount of Accrued Bond Interest otherwise payable on such Bond on such Payment Date, of (a) any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest, and (b) any Relief Act Shortfalls, plus interest on the amount of previously allocated Unpaid Interest Shortfall on such class of Bonds which remains unreimbursed, at the Bond Interest Rate for such Class for the related Accrual Period.

          Workout Fee: An amount equal to the product of 1.50% and the amount of
          -----------
Net Collections received by the Master Servicer or any Special Servicer with respect to each Corrected Mortgage Loan.